UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-22468

                                         Ashmore Funds

(Exact name of registrant as specified in charter)

c/o Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

                             England

(Address of principal executive offices) (Zip code)

Corporation Service Company

84 State Street

                         Boston, MA 20109

(Name and address of agent for service)

Registrant’s telephone number, including area code: 011-44-20-3077-6000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Explanatory Note: The Registrant is filing this amendment to its Certified Shareholder Report on Form N-CSR filed with the U.S. Securities and Exchange Commission on December 30, 2022 (the “Report”), to include a revised Initial Investment line graph within the Portfolio Managers’ Report specific to Ashmore Emerging Markets Frontier Equity Fund in response to Item 1 (Reports to Stockholders) that adds an appropriate broad-based securities market index. Except as noted, this amendment does not amend, update or change any other information or disclosures contained in the Report.

Item 1. Reports to Stockholders.

(a)      The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

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ANNUAL FINANCIAL STATEMENTS

October 31, 2022

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Ashmore Investment Management (US) Corporation is the Distributor for Ashmore Funds.

This material is authorized for use only when preceded or accompanied by the current Ashmore Funds’ prospectus. Investors should consider the investment objectives, principal risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance data quoted in this report represents past performance. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted in this report. For performance information current to the most recent month-end, please call (866) 876-8294.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

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INVESTMENT MANAGER’S REPORT

For the period November 1, 2021 to October 31, 2022

Overview

In Q4 2021, global markets leapt and fell, and got back on their feet again, as the world went from winning against the (COVID-19) Delta variant to worrying about the Omicron variant in the space of five short weeks. The shadow of rising inflation and a change of heart at the Federal Reserve System (the “Fed”) provided further obstacles. Thus, in our view, it is nothing short of astonishing that global equities managed to clock their best quarterly return of 2021 in Q4, at 7.5% for the MSCI World Index. That said, Fund performance was concentrated in a few winning Russell trades during Q4, and returns were uneven between indices: US growth stocks ended the year on a tear (NASDAQ +11.1% in Q4 2021), but US small cap stocks only managed to return 1.9% for the Russell 2000 Index. European stocks were helped by the year-end rally in financials and energy stocks (Euro Stoxx 50 +6.2%). Emerging Markets (“EM”) underperformed the MSCI Emerging Markets Net, returning -1.7% amid huge disparity in performance between countries: strong returns from Taiwan, Mexico and South Africa contrasted with drawdowns from Russia, Brazil and China.

In Q1 2022, the Russian invasion of Ukraine dramatically altered the economic, political and investment landscapes, not just in terms of the immediate market implications for Q1 2022 returns, but also with regard to the enormous adjustments that central banks had to make to control increased inflation dynamics. The Russia-Ukraine war triggered a sharp sell-off in risk assets, a significant rise in energy prices and other commodities, and a brief move to lower US Treasury yields, before inflationary concerns and market expectations surrounding central bank rate hikes ultimately reasserted their influence and pushed yields higher. A weak start to the year for global equity markets in January and February was further compounded by the Russian war in Ukraine. Global equity markets did, however, try to stage a recovery in the latter half of March 2022. This followed the Fed’s first and widely anticipated rate hike of a new tightening cycle. It came with reassurances from Fed Chair Jerome Powell that the US economy was strong enough to handle higher rates and that the probability of recession was not particularly elevated. In contrast to the difficulties in other markets, the commodities space was the big winner over the period, boosted by frantic hedging against supply risk. In response to the Russian attack on Ukraine, the US and Europe announced the most severe round of economic sanctions ever dealt to a significant commercial partner. This included measures to freeze the part of the Central Bank of Russia’s (“CBR”) FX reserves that are held under their own jurisdiction, which amounts to circa two-thirds of the CBR’s reserves. The impact on financial assets has been severe: Russian onshore debt and equity markets have stopped functioning and payments to offshore investors have been blocked by the CBR, trapping foreign investors’ assets onshore. The asset freeze on CBR assets offshore limits Russia’s ability to defend the ruble. Just as importantly, it is our view that the sanctions make it quasi impossible for Western companies to trade and settle transactions with Russian counter-parties, shutting down the flow of important products out of Russia - at the exclusion of oil and gas products that have remained exempt for the time being. For this reason, the market has been focused on the importance of both Russia and Ukraine in the supply of strategic commodities such as oil, gas, and coal as well as cereals, minerals and fertilisers.

Q2 2022 was another tough quarter for bonds and stocks, which rounded up an equally tough first half (“H1”). Analysts at Deutsche Bank made the point that this was the worst H1 performance for US Treasuries since 1788, and the worst H1 return for the S&P 500 Index since 1962, not far behind the 1932 H1 decline. At the start of the quarter, fears of inflation and higher Fed Funds rates pummelled bond and equity markets as the war in Ukraine sent commodity prices through the roof. The roll-out of harsh COVID-19 lockdown measures in China did not help sentiment. Markets initially bottomed and rebounded in May, but heavy losses returned in June, when 2-year US Treasury yields soared by 80 basis points (“bps”) in the first two weeks, the Fed delivered a greater-than-expected 75 bps hike, and global equities fell by 11%. The combined effect of Fed hikes and lower asset prices amounted to a sharp tightening in financial conditions, with real economic consequences for companies and households.

After a positive start in July, two consecutive monthly declines in stock prices in August and September sent global equity indices down for a third negative consecutive quarter for the first time since the global financial crisis - when equity indices fell for five consecutive quarters. What stands out this year is the concurrent fall in global bond prices, where global indices (e.g., the Bloomberg Barclays Global Aggregate Index) fell for the fifth consecutive quarter in September, against just two back-to-back negative quarters in the middle of 2008. The market correction was driven by a combination of upside surprises in inflation, two consecutive 75 bps rate hikes by the Fed coupled with unrelenting hawkish guidance, and a fall in business confidence indicators across developed markets. A misjudged budget in the UK and a fire sale in UK government bonds (“Gilts”) heaped more pressure on core government bonds towards the end of the quarter.

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Portfolio Overview

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign, quasi-sovereign, and corporate issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -30.74% (net of fees) versus -20.71% for the composite 50% JP Morgan Emerging Markets Bond Index Global Diversified, 25% JP Morgan Government Bond Index - Emerging Markets Global Diversified, 25% JP Morgan Emerging Local Markets Index Plus. Security selection within local currency and external debt detracted from performance. The Fund’s off benchmark allocation to corporate debt was the largest detractor from performance over the period. Russia was the main contributor to the Fund’s relative performance. China and Ukraine were amongst the largest detractors from the Fund’s relative performance.

The Russian invasion of Ukraine, supported by Belarus, created an extremely challenging environment for asset price performance, as both Russia and Belarus were subject to an extreme package of economic sanctions. The sanctions had the immediate impact of restricting trading and settlement of Russian and Belarussian bonds, with both countries ultimately excluded from the entire JP Morgan family of bond indices effective March 31, 2022, with all bond prices being written down to zero. Russia nevertheless continued to make coupon payments on its USD denominated debt obligations, although the US government prevented Russia from making a bond principal payment out of foreign currency reserves held by the Central Bank of Russia at US financial institutions, forcing the Russian government to either pay the maturity out of the diminished pool of liquid and accessible FX reserves or default on the bond.

In our view, the Communist Party congress in China turned out to be a disappointment as President Xi effectively packed the Standing Committee (China’s top leadership body) with a loyal following. He now has absolute power in the country, doing away with previous checks and balances inherited in the system. The President defended the Zero Covid Policy, which remains in place officially, though some actual relaxation was noted in the face of a spiraling number of cases with very low levels of mortality. China risk assets all sold off during October, especially already weak bonds from the property sector, generating significant negative alpha. Evidence of softening industrial activity in China, with manufacturing Purchase Managers Index (“PMI”) surprising to the downside, exacerbated concerns about the stability of the property sector. After many months of relative inaction, the Chinese government announced the establishment of a fund that is aimed at supporting a number of developers with the aim of restoring liquidity to the sector and ensuring the completion of housing units already under development. The Chinese government appears to be backing away from its 5.5% growth target for 2022 following the release of Gross Domestic Product (“GDP”) figures for the first half of the year showing just 2.5% year-on-year (“yoy”) growth.

In Ukraine, the government unsurprisingly launched a consent solicitation to suspend debt repayment on its Eurobonds until August 2024. At the same time, the G7 and the Paris Club announced the suspension of Ukraine’s debt service through 2023. The announcements were the inevitable result of the ongoing war and the impact it has had on the Ukrainian economy.

Ashmore Emerging Markets Local Currency Bond Fund

The Ashmore Emerging Markets Local Currency Bond Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign and quasi-sovereign issuers of emerging market countries that are denominated in the local currency of the issuer. The Fund’s returns are driven by emerging market currency appreciation, interest rate positioning and credit worthiness.

Over the period, the Fund’s institutional class outperformed its benchmark, returning -17.49% (net of fees) versus -20.27% for the JP Morgan Government Bond Index - Emerging Markets Global Diversified. Allocations to the Russian Ruble, Polish Zloty and Brazilian Real were the main contributors to the Fund’s relative performance. Allocations to the Ukrainian Hryvnia and Chinese Yuan were the main detractors from the Fund’s relative performance.

Russian local markets remain disrupted by sanctions. The Central Bank of Russia cut policy rates to 7.5% from 9.5% over the quarter as inflation cooled (August yoy print came in at 14.3% against a print of 17.1% for June). The portfolio managed to reduce its off-benchmark holdings over the quarter, generating a mark-to-market gain.

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A significant concern remains regarding the impact of Poland’s rule of law dispute with the EU, which has held up more than EUR 35bn in COVID-19 recovery grants and loans. Poland’s A- rating with stable outlook was affirmed by Standard and Poor (“S&P”) at the end of third quarter, with the rating agency highlighting the country’s strong external and government balance sheets and its “competitive and diversified” economy.

The Ukrainian Hryvnia was fixed higher over the third quarter (-25.4%) ending at 36.87/USD.

In China, economic indicators presented a mixed bag, with manufacturing Purchase Managing Index (“PMI”) back in expansionary territory but a lagging services sector. As the property sector challenges persist, the government announced additional new initiatives to encourage home purchases and to provide additional funding and support to the sector at the end of Q3, and followed up after the National Party Congress in mid-October with another round of policy support announcements.

Ashmore Emerging Markets Corporate Income Fund

The Ashmore Emerging Markets Corporate Income Fund (the “Fund”) seeks to achieve its objective by investing principally in the debt instruments of corporate issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -29.15% (net of fees) versus -18.06% for the JP Morgan CEMBI Broad Diversified. Russia was the main contributor to the Fund’s relative performance. China and Ukraine were amongst the largest detractors from the Fund’s relative performance.

The Russian invasion of Ukraine, supported by Belarus, created an extremely challenging environment for asset price performance, as both Russia and Belarus were subject to an extreme package of economic sanctions. The sanctions had the immediate impact of restricting trading and settlement of Russian and Belarussian bonds, with both countries ultimately excluded from the entire JP Morgan family of bond indices effective March 31st 2022, with all bond prices being written down to zero. Russia nevertheless continued to make coupon payments on its USD denominated debt obligations, although the US government prevented Russia from making a bond principal payment out of foreign currency reserves held by the Central Bank of Russia at US financial institutions, forcing the Russian government to either pay the maturity out of the diminished pool of liquid and accessible FX reserves or default on the bond.

Evidence of softening industrial activity in China, with manufacturing Purchase Managers Index (“PMI”) surprising to the downside, exacerbated concerns about the stability of the property sector. After many months of relative inaction, the Chinese government announced the establishment of a fund that is aimed at supporting a number of developers with the aim of restoring liquidity to the sector and ensuring the completion of housing units already under development. The Chinese government appears to be backing away from its 5.5% growth target for 2022 following the release of GDP figures for the first half of the year showing just 2.5% yoy growth.

In Ukraine, the government unsurprisingly launched a consent solicitation to suspend debt repayment on its Eurobonds until August 2024. At the same time, the G7 and the Paris Club announced the suspension of Ukraine’s debt service through 2023. The announcements were the inevitable result of the ongoing war and the impact it has had on the Ukrainian economy.

Ashmore Emerging Markets Short Duration Fund

The Ashmore Emerging Markets Short Duration Fund (the “Fund”) seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of EM countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -31.54% (net of fees) versus -11.56% for the JP Morgan CEMBI Broad Diversified 1-3 Year. Russia was the main contributor to the Fund’s relative performance. Positions in China, Brazil and Ukraine were amongst the largest detractors from the Fund’s relative performance.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

The Russian invasion of Ukraine, supported by Belarus, created an extremely challenging environment for asset price performance, as both Russia and Belarus were subject to an extreme package of economic sanctions. The sanctions had the immediate impact of restricting trading and settlement of Russian and Belarussian bonds, with both countries ultimately excluded from the entire JP Morgan family of bond indices effective March 31, 2022, with all bond prices being written down to zero. Russia nevertheless continued to make coupon payments on its USD denominated debt obligations, although the US government prevented Russia from making a bond principal payment out of foreign currency reserves held by the Central Bank of Russia at US financial institutions, forcing the Russian government to either pay the maturity out of the diminished pool of liquid and accessible FX reserves or default on the bond.

Evidence of softening industrial activity in China, with manufacturing PMI surprising to the downside, exacerbated concerns about the stability of the property sector. After many months of relative inaction, the Chinese government announced the establishment of a fund that is aimed at supporting a number of developers with the aim of restoring liquidity to the sector and ensuring the completion of housing units already under development. The Chinese government appears to be backing away from its 5.5% growth target for 2022 following the release of GDP figures for the first half of the year showing just 2.5% yoy growth.

Profit taking in Brazil has extended following outperformance in the first quarter. The main negative contributor were security selections with exposure to Telecom, Airlines and Building Materials resulting in negative alpha. Politics took a front seat in the third quarter in the run-up to presidential elections slated for October, with concerns that fiscal stimulus and social spending would be increased to bolster the incumbent. Former President Lula da Silva won the majority of the votes in the election run-off against incumbent Bolsonaro, albeit by the slimmest margin in the recent history of the country. Lula pledged to re-unite the country, but it appears that he will govern with a fragmented Congress and against a sizeable pro-Bolsonaro block. In our view, he will need to form ad-hoc coalitions with Centrist parties in order to achieve his political agenda. He is expected to appoint a market-friendly economic team, and to push for an ambitious social agenda within the confines of limited fiscal space.

In Ukraine, the government unsurprisingly launched a consent solicitation to suspend debt repayment on its Eurobonds until August 2024. At the same time, the G7 and the Paris Club announced the suspension of Ukraine’s debt service through 2023. The announcements were the inevitable result of the ongoing war and the impact it has had on the Ukrainian economy.

Ashmore Emerging Markets Active Equity Fund

The Ashmore Emerging Markets Active Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of emerging market issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -33.40% (net of fees) versus -31.03% for the MSCI Emerging Markets Net.

Several of our best stock performers were concentrated in Brazil and India, in part reflecting the strong domestic operating environments in both countries. In Brazil, our holding in Hypera, a domestic focused leading pharmaceutical company, performed well. The business continues to take market share, the product pipeline is strong and margin pressure is expected to recede when policy rates ease. High quality apparel retailer, Lojas Renner, which targets middle to upper income consumers less sensitive to higher inflation, also supported performance. Our holding in Banco do Brasil benefitted from strong results, with net income growth up 55% yoy, 20% ahead of market expectations. In India, private banks HDFC and Axis both benefitted from strong loan growth and corporate strategies that focused on expansion in the higher fee retail segment of the market.

However, the above positives were offset by performance detractors primarily in China. This reflected the largely indiscriminate domestic sell off driven by depressed investor sentiment. Our holdings in pan Asia insurer, AIA, diversified financials, China International Capital, and e-commerce giant, Alibaba, all performed poorly.

Our exposure to Xpeng, an EV manufacturer, saw particularly volatile performance given its sensitivity to expectations of domestic economic growth, despite the company reporting revenue up almost 100% over the year, and ahead of market expectations. Meanwhile, our decision to be prudent ahead of the polarized Brazilian Presidential election and not to hold Petrobras was penalized as the company made notably strong dividend payouts.

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Ashmore Emerging Markets Small-Cap Equity Fund

The Ashmore Emerging Markets Small-Cap Equity Fund (the “Fund”) seeks to achieve its objective by investing at least 80% of its net assets in equity securities and equity-related investments of small-capitalization emerging market issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -33.21% (net of fees) versus -23.42% for the MSCI Emerging Markets Small Cap Net.

Several of our best stock performers were concentrated in Brazil, including our holding in two leading software companies, Totvs and Sinqia. In the former, the company benefitted from strong revenue growth while the later has seen recent acquisitions and margin expansion from product consolidation push returns higher. Additional performance was generated by Arezzo, a premium footwear retailer that delivered excellent results that were ahead of market expectations.

From a company perspective, Poya International was the top performing stock. The Taiwanese specialty retailer offers a wide variety of products including cosmetics, personal care and household merchandise. The company benefits from economies of scale and management has stated their desire for significant store expansion by 2025.

The primary detractors from performance came from the cyclical segment market and suffered on the broad-based sell down notably in technology stocks. This includes our position in Hansol Chemical and Hana Materials, two South Korean companies in the semiconductor value chain. In Taiwan, Parade Technologies, a fabless supplier of integrated circuits for display and high-speed interfaces, and eCloudvalley, a managed service provider for cloud services, weighed on performance.

Ashmore Emerging Markets Frontier Equity Fund

The Ashmore Emerging Markets Frontier Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class outperformed its benchmark, returning -15.78% (net of fees) versus -16.91% for the MSCI Frontier Markets + Select EM Countries Capped Index Net TR.

A contributor to the Fund’s relative performance was security selection in the UAE. Notably, Abu Dhabi Islamic Bank and Emaar Properties had strong returns. In the former, the company benefitted from high loan growth and fee income in addition to expanding Net Interest Margin (“NIMs”). Management increased guidance, and determined that? Return on Equity (“ROE”) could approach 20%. In the latter, the company benefitted from high real estate demand and increased rents. Staying in the GCC, Al Hammadi Holding, a Saudi Arabian healthcare company, saw a significant increase in profit in the first half of 2022 and contributed to the Fund’s outperformance.

From an issuer perspective, Fertiglobe, an Egyptian based export-focused nitrogen fertilizer platform that has been supported by higher urea and ammonia prices, was the largest contributor to performance.

Kazakhstan was the largest detractor from performance. The year began with political unrest after the government removed energy price caps. The impact was immediate and the country experienced a drastic rise in fuel prices. With a heavy-handed response, the government restored order. However, weak performance continued throughout the period.

In addition, heightened risk aversion was driven by uncertainty surrounding Western economic sanctions relating to the Russia / Ukraine conflict and whether those sanctions would be expanded to include ‘friends of Russia.” The Fund’s holdings in Kaspi, a financial technology services firm, and Halyk Savings Bank, underperformed.

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Ashmore Emerging Markets Equity Fund

The Ashmore Emerging Markets Equity Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of emerging market issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -38.85% (net of fees) versus -31.03% for the MSCI Emerging Markets Net.

Several of our best stock performers were concentrated in Brazil and India, in part reflecting the strong domestic operating environments in both countries. In Brazil, our holding in Totvs, a leading software provider benefited from strong revenue growth. Arezzo, a premium footwear retailer, delivered excellent results that were ahead of market expectations, while our holding in energy company Petrobras continued to perform well given notably strong dividend payouts to minority shareholders.

Meanwhile, in India, private banks HDFC and ICICI both benefitted from strong loan growth and corporate strategies that focused on expansion in the higher fee retail segment of the market. Our investment in generics pharmaceutical company Granules performed well on improving margins as well as improving free cash flow generation.

The primary performance detractors were focused in China. Our holding in Beijing Oriental, a high-quality provider of water proofing materials to the real estate sector, struggled given the ongoing challenges in the sector. Depressed investor sentiment towards China in general weighed on our holdings in gaming company Netease, leading pan Asia insurer AIA and e-commerce company JD.Com. In the latter case, this was despite ongoing evidence of market share gains from Alibaba. Indeed, we believe our zero-weight exposure to Alibaba went someway to offset the above negatives.

Ashmore Emerging Markets Equity ESG Fund

The Ashmore Emerging Markets Equity ESG Fund (the “Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market Issuers, which may be denominated in any currency, including the local currency of the issuer, focusing on issuers that the Investment Manager believes satisfy the Environmental, Social, and Governance (“ESG”) Criteria.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -40.10% (net of fees) versus -31.03% for the MSCI Emerging Markets Net.

In Brazil, our holding in Totvs, a leading software provider benefited from strong revenue growth, while Arezzo, a premium footwear retailer, delivered results that were ahead of market expectations. Hapvida, a vertically integrated health care operator, benefitted from growth in the corporate and individual segment of the market which drove revenue higher.

Meanwhile, in India, private banks HDFC and Industrial Credit and Investment Corporation of India (“ICICI”) both benefitted from strong loan growth and corporate strategies that focused on expansion in the higher fee retail segment of the market. Our investment in generics pharmaceutical company Granules performed well on improving margins as well as improving free cash flow generation.

The primary performance detractors were focused in China. Our holding in Beijing Oriental, a high quality provider of water proofing materials to the real estate sector, struggled given the ongoing challenges in the sector. Depressed investor sentiment towards China in general weighed on our holdings in gaming company Tencent, leading pan Asia insurer AIA and e-commerce company JD.Com. In the latter case, this was despite ongoing evidence of market share gains from Alibaba. Indeed, we believe our zero weight exposure to Alibaba went someway to offset the above negatives.

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Ashmore Emerging Markets Short Duration Select Fund

The Ashmore Emerging Markets Short Duration Select Fund (the “Fund”) seeks to achieve its objective by investing principally in in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of Emerging Market Countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years and an Investment Grade weighted average credit rating.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -12.16% (net of fees) versus -10.85% for the JP Morgan CEMBI Broad Diversified 1-3 Year. Positions in Russia were amongst the main contributors to the Fund’s relative performance. Positions in China and Poland were amongst the largest detractors from the Fund’s relative performance.

The Russian invasion of Ukraine, supported by Belarus, created an extremely challenging environment for asset price performance, as both Russia and Belarus were subject to an extreme package of economic sanctions. The sanctions had the immediate impact of restricting trading and settlement of Russian and Belarussian bonds, with both countries ultimately excluded from the entire JP Morgan family of bond indices effective March 31, 2022, with all bond prices being written down to zero. Russia nevertheless continued to make coupon payments on its USD denominated debt obligations, although the US government prevented Russia from making a bond principal payment out of foreign currency reserves held by the Central Bank of Russia at US financial institutions, forcing the Russian government to either pay the maturity out of the diminished pool of liquid and accessible FX reserves or default on the bond.

In our view, the Communist Party congress in China turned out to be a disappointment as President Xi effectively packed the Standing Committee (China’s top leadership body) with a loyal following. He now has absolute power in the country, doing away with previous checks and balances inherited in the system. The President defended the Zero Covid Policy, which remains in place officially, though some actual relaxation was noted in the face of a spiraling number of cases with very low levels of mortality. China risk assets all sold off during October, especially already weak bonds from the property sector, generating significant negative alpha. Evidence of softening industrial activity in China, with manufacturing Purchase Managers Index (“PMI”) surprising to the downside, exacerbated concerns about the stability of the property sector. After many months of relative inaction, the Chinese government announced the establishment of a fund that is aimed at supporting a number of developers with the aim of restoring liquidity to the sector and ensuring the completion of housing units already under development. The Chinese government appears to be backing away from its 5.5% growth target for 2022 following the release of GDP figures for the first half of the year showing just 2.5% year-on-year (“yoy”) growth.

Poland has had to cope with high inflation from food and energy prices as well as dealing with an influx of refugees from war torn neighbouring Ukraine. Security selection in the property sector contributed to underperformance in Poland.

Ashmore Emerging Markets Investment Grade Income Fund

The Ashmore Emerging Markets Investment Grade Income (the “Fund”) seeks to achieve its objective by investing principally in debt instruments of, and derivative instruments related to, Sovereigns, Quasi-Sovereigns and Corporate issuers of Emerging Market Countries and EM Supra-Nationals denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund has no restrictions on individual security duration.

Over the period, the Fund’s institutional class underperformed its benchmark, returning -21.02% (net of fees) versus -18.26% for the JP Morgan CEMBI Investment Grade Broad Diversified. Positions in Russia were amongst the largest country contributors to the Fund’s relative performance. Positions in Ukraine and Mexico detracted from the Fund’s performance.

The Russian invasion of Ukraine, supported by Belarus, created an extremely challenging environment for asset price performance, as both Russia and Belarus were subject to an extreme package of economic sanctions. The sanctions had the immediate impact of restricting trading and settlement of Russian and Belarussian bonds, with both countries ultimately excluded from the entire JP Morgan family of bond indices effective March 31, 2022, with all bond prices being written down to zero. Russia nevertheless

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continued to make coupon payments on its USD denominated debt obligations, although the US government prevented Russia from making a bond principal payment out of foreign currency reserves held by the Central Bank of Russia at US financial institutions, forcing the Russian government to either pay the maturity out of the diminished pool of liquid and accessible FX reserves or default on the bond.

Economic data was mixed in Mexico, where the government presented an ambitious 2023 Economic Package to Congress, with aggressive revenue forecasts and continued support for Andrés Manuel López Obrador’s (“AMLO’s”) social spending programmes and key infrastructure projects. Longer duration sovereign and Pemex bonds were challenged with moves in US Treasury yields.

In Ukraine, the government unsurprisingly launched a consent solicitation to suspend debt repayment on its Eurobonds until August 2024. At the same time, the G7 and the Paris Club announced the suspension of Ukraine’s debt service through 2023. The announcements were the inevitable result of the ongoing war and the impact it has had on the Ukrainian economy.

Ashmore Emerging Markets Corporate Income ESG Fund

The Ashmore Emerging Markets Corporate Income ESG Fund (the “Fund”) seeks to achieve its objective by investing principally in debt instruments of Corporate issuers, which may be denominated principally in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7), focusing on issuers that the Investment Manager believes satisfy the ESG Criteria.

The Fund commenced operations on 26 February 2021. Over the period, the Fund’s institutional class underperformed its benchmark, returning -27.56% (net of fees) versus -18.06% for the JP Morgan CEMBI Broad Diversified. Security selection in Jamaica and Qatar contributed to the Fund’s relative performance. China, Mexico and Brazil were the largest detractors from the Fund’s relative performance.

Qatar continued to benefit from increased prices on natural gas and oil exports, and an additional push is expected to come from the upcoming World Cup. Moody’s reported that the current oil price boost will likely lead to a significant improvement in the fiscal and external positions of GCC sovereigns, with Qatar to benefit among the most among its peers in the region.

In our view, the Communist Party congress in China turned out to be a disappointment as President Xi effectively packed the Standing Committee (China’s top leadership body) with a loyal following. He now has absolute power in the country, doing away with previous checks and balances inherited in the system. The President defended the Zero Covid Policy, which remains in place officially, though some actual relaxation was noted in the face of a spiraling number of cases with very low levels of mortality. China risk assets all sold off during October, especially already weak bonds from the property sector, generating significant negative alpha. Evidence of softening industrial activity in China, with manufacturing Purchase Managers Index (“PMI”) surprising to the downside, exacerbated concerns about the stability of the property sector. After many months of relative inaction, the Chinese government announced the establishment of a fund that is aimed at supporting a number of developers with the aim of restoring liquidity to the sector and ensuring the completion of housing units already under development. The Chinese government appears to be backing away from its 5.5% growth target for 2022 following the release of GDP figures for the first half of the year showing just 2.5% year-on-year (“yoy”) growth.

Economic data was mixed in Mexico, where the government presented an ambitious 2023 Economic Package to Congress, with aggressive revenue forecasts and promises to maintain AMLO’s social spending programmes and key infrastructure projects. Longer duration sovereign and Pemex bonds were challenged with moves in US Treasury yields.

Profit taking in Brazil has extended following outperformance in the first quarter. The main negative contributor were security selections with exposure to Telecom, Airlines and Building Materials resulting in negative alpha. Politics took a front seat in the third quarter in the run-up to presidential elections slated for October, with concerns that fiscal stimulus and social spending would be increased to bolster the incumbent. Former President Lula da Silva won the majority of the votes in the election run-off against incumbent Bolsonaro, albeit by the slimmest margin in the recent history of the country. Lula pledged to re-unite the country, but it appears that he will govern with a fragmented Congress and against a sizeable pro-Bolsonaro block. In our view, he will need to form ad-hoc coalitions with Centrist parties in order to achieve his political agenda. He is expected to appoint a market-friendly economic team, and to push for an ambitious social agenda within the confines of limited fiscal space.

GLOSSARY OF TERMS

MSCI World Index: A broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell 2000 Index: A stock market index that measures the performance of the 2,000 smaller companies included in the Russell 3000 Index.

MSCI Emerging Markets Net (“MSCI EM Net”): A free float-adjusted market capitalization index that is designed to measure equity market performance in the global Emerging Markets.

S&P 500 Index: Measures the value of the stocks of the 500 largest corporations by market capitalization listed on the New York Stock Exchange or Nasdaq.

Bloomberg Barclays Global Aggregate Index: A flagship measure of global investment grade debt from a multitude local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

JP Morgan Emerging Markets Bond Index Global Diversified: A uniquely weighted USD-denominated Emerging Markets sovereign index. It provides full coverage of the Emerging Markets asset class with representative countries, investable instruments (sovereign and quasi-sovereign), and transparent rules. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

JP Morgan Government Bond Index - Emerging Markets Global Diversified (“JP Morgan GBI-EM GD”): A comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

JP Morgan Emerging Local Markets Index Plus: Tracks total returns for local currency denominated money market instruments in 23 Emerging Markets.

JP Morgan CEMBI: Tracks the performance of US dollar-denominated bonds issued by emerging market corporate entities.

JP Morgan CEMBI Broad Diversified (“JP Morgan CEMBI BD”): Consists of an investable universe of corporate bonds and tracks total returns of USD-denominated debt instruments issued by corporate entities in Emerging Markets countries.

JP Morgan CEMBI Investment Grade Broad Diversified (“JP Morgan CEMBI IG BD”): A sub index of the JPM CEMBI BD which contains instruments that carry an investment grade rating.

JP Morgan CEMBI Broad Diversified 1-3 Year (“JP Morgan CEMBI BD 1-3 Year”): A sub index of the JPM CEMBI BD which contains instruments that have a maturity greater than 1 year and less than 3 years.

JP Morgan CEMBI Broad Diversified Investment Grade 1-3 Year (“JP Morgan CEMBI BD IG 1-3 Year”): A sub index of the JPM CEMBI BD which contains investment grade instruments that have a maturity greater than 1 year and less than 3 years.

BofA Merrill Lynch 1-3 Year US Treasury Index: A subset of The BofA Merrill Lynch US Treasury Index including all securities with a remaining term to final maturity less than 3 years.

MSCI Emerging Markets Small Cap Net (“MSCI EM Small Cap Net”): A free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global Emerging Markets.

MSCI Frontier Markets + Select EM Countries Capped Index Net TR (“MSCI FR + Select EM”): A customised benchmark that is designed to measure equity market performance of constituent companies in each of the MSCI Frontiers Market Index (50%) and emerging markets crossover markets (50%), which are the Philippines, Qatar, United Arab Emirates, Peru, Colombia, Argentina, Egypt, Pakistan and Kuwait, together with a country cap of 15%.

GLOSSARY OF TERMS (CONTINUED)

Net Interest Margin (“NIMs”): The amount of money that a bank is earning in interest on loans compared to the amount it is paying in interest on deposits.

Basis points (“bps”): A unit of measure used in finance to describe the percentage change in the value of financial instruments or the rate change in an index or other benchmark.

Gross Domestic Product (“GDP”): Measures the monetary value of final goods and services—that is, those that are bought by the final user—produced in a country in a given period of time.

Purchase Managers Index (“PMI”): Is a survey-based indicator of business conditions, which includes individual measures (‘sub-indices’) of business output, new orders, employment, costs, selling prices, exports, purchasing activity, supplier performance, backlogs of orders and inventories of both inputs, etc.

Return on Equity (“ROE”): Is the measure of a company’s net income divided by its shareholders’ equity.

IMPORTANT INFORMATION ABOUT THE FUNDS

Ashmore Investment Advisors Limited

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Funds and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of Ashmore Investment Advisors Limited as of the date indicated and are subject to change at any time based upon economic, market, or other conditions and Ashmore Investment Advisors Limited undertakes no obligation to update the views expressed herein. Any discussions of specific securities or markets should not be considered a recommendation to buy or sell or invest in those securities or markets. The views expressed above may not be relied upon as investment advice or as an indication of the Funds’ trading intent. Information about the Funds’ holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect certain charges that an investor in the Funds may pay. If these additional fees were reflected, the performance shown would have been lower.

The following disclosure provides important information regarding each Fund’s Average Annual Total Return table and Cumulative Returns chart, which appear on each Fund’s individual page in this report (the “Shareholder Report” or the “Report”). Please refer to this information when reviewing the table and chart for a Fund.

On each individual Fund Summary page in this Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class A and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Except for the load-waived performance for the Class A and C shares of each Fund (as applicable), performance shown is net of fees and expenses. The load-waived performance for Class A and Class C shares does not reflect the sales charges shareholders of those classes may pay in connection with a purchase or redemption of Class A and Class C shares. The load-waived performance of those share classes is relevant only to shareholders who purchased Class A or Class C shares on a load-waived basis. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the beginning of the first full month following the inception of the Institutional Class. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class A and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The expenses shown are for the fiscal year and may differ from the current prospectus.

IMPORTANT INFORMATION ABOUT THE FUNDS (CONTINUED)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for a Fund.

EXPENSE EXAMPLE

Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in Dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from May 1, 2022 or the inception date (if later), through October 31, 2022.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information based on actual performance and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical Performance” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ashmore Emerging Markets Total Return Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Total Return Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign, quasi-sovereign, and corporate issuers of Emerging Market countries, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency.

Share class information

INSTITUTIONAL CLASS

Launch date: December 8, 2010

Minimum initial investment:

$1,000,000

ISIN: US0448204059

CUSIP: 044820405

BLOOMBERG: EMKIX US

TICKER: EMKIX

RETAIL CLASS A

Launch date: May 12, 2011

Minimum initial investment: $1,000

ISIN: US0448208357

CUSIP: 044820835

BLOOMBERG: EMKAX US

TICKER: EMKAX

RETAIL CLASS C

Launch date: May 12, 2011

Minimum initial investment: $1,000

ISIN: US0448208274

CUSIP: 044820827

BLOOMBERG: EMKCX US

TICKER: EMKCX

All sources are Ashmore unless otherwise indicated.

Please refer to page 1 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2022	1 Year	5 Year	10 Year
Institutional Class	-30.74%	-7.14%	-2.34%
Retail Class A (load-waived)	-30.79%	-7.33%	-2.56%	[3]
Retail Class A (unadjusted)[1]	-33.60%	-8.08%	-2.96%	[3]
Retail Class C (load-waived)	-31.39%	-8.05%	-3.15%	[3]
Retail Class C (unadjusted)[1]	-32.05%	-8.05%	-3.15%	[3]
50/25/25 Composite Benchmark[2]	-20.71%	-2.69%	-0.47%
Cumulative Returns Through Oct 31, 2022 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is 50% JP Morgan Emerging Markets Bond Index Global Diversified, 25% JP Morgan Emerging Local Markets Index Plus, and 25% JP Morgan Government Bond Index-Emerging Markets Global Diversified. 3Class C Shares performance reflects conversion to Class A Shares after eight years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 2 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2022)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2022)	$840.30	$840.60	$836.80	$1,020.11	$1,018.85	$1,015.07

Expense Ratio (Gross / Net)	1.19% / 1.01%	1.44% / 1.26%	2.19% / 2.01%	1.19% / 1.01%	1.44% / 1.26%	2.19% / 2.01%

Expenses Paid*	$4.68	$5.85	$9.31	$5.14	$6.41	$10.21

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2022 through October 31, 2022, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Local Currency Bond Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Local Currency Bond Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of sovereign and quasi-sovereign issuers of Emerging Market countries that are denominated in the local currency of the issuer.

Share class information

INSTITUTIONAL CLASS

Launch date: December 8, 2010

Minimum initial investment:

$1,000,000

ISIN: US0448202079

CUSIP: 044820207

BLOOMBERG: ELBIX US

TICKER: ELBIX

RETAIL CLASS A

Launch date: May 12, 2011

Minimum initial investment: $1,000

ISIN: US0448208761

CUSIP: 044820876

BLOOMBERG: ELBAX US

TICKER: ELBAX

RETAIL CLASS C

Launch date: May 12, 2011

Minimum initial investment: $1,000

ISIN: US0448208688

CUSIP: 044820868

BLOOMBERG: ELBCX US

TICKER: ELBCX

All sources are Ashmore unless otherwise indicated.

Please refer to page 1 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2022	1 Year	5 Year	10 Year
Institutional Class	-17.49%	-3.64%	-2.64%
Retail Class A (load-waived)	-17.75%	-3.85%	-2.88%	[3]
Retail Class A (unadjusted)[1]	-21.05%	-4.63%	-3.27%	[3]
Retail Class C (load-waived)	-18.30%	-4.58%	-3.47%	[3]
Retail Class C (unadjusted)[1]	-19.11%	-4.58%	-3.47%	[3]
JP Morgan GBI-EM GD2	-20.27%	-3.54%	-2.56%
Cumulative Returns Through Oct 31, 2022 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the JP Morgan Global Bond Index—Emerging Markets Global Diversified. 3Class C Shares performance reflects conversion to Class A Shares after eight years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 2 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2022)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2022)	$929.10	$927.40	$925.20	$1,020.32	$1,019.06	$1,015.27

Expense Ratio (Gross / Net)	3.02% / 0.97%	3.27% / 1.22%	4.03% / 1.97%	3.02% / 0.97%	3.27% / 1.22%	4.03% / 1.97%

Expenses Paid*	$4.72	$5.93	$9.56	$4.94	$6.21	$10.01

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2022 through October 31, 2022, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Corporate Income Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Corporate Income Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of Emerging Market corporate issuers, which may be denominated in any currency, including the local currency of the issuer.

Share class information

INSTITUTIONAL CLASS

Launch date: December 8, 2010

Minimum initial investment:

$1,000,000

ISIN: US044825049

CUSIP: 044820504

BLOOMBERG: EMCIX US

TICKER: EMCIX

RETAIL CLASS A

Launch date: May 12, 2011

Minimum initial investment: $1,000

ISIN: US0448206039

CUSIP: 044820603

BLOOMBERG: ECDAX US

TICKER: ECDAX

RETAIL CLASS C

Launch date: May 12, 2011

Minimum initial investment: $1,000

ISIN: US0448207029

CUSIP: 044820702

BLOOMBERG: ECDCX US

TICKER: ECDCX

All sources are Ashmore unless otherwise indicated.

Please refer to page 1 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2022	1 Year	5 Year	10 Year
Institutional Class	-29.15%	-4.56%	0.37%
Retail Class A (load-waived)	-29.30%	-4.80%	0.11%	[3]
Retail Class A (unadjusted)[1]	-32.10%	-5.58%	-0.29%	[3]
Retail Class C (load-waived)	-29.86%	-5.50%	-0.51%	[3]
Retail Class C (unadjusted)[1]	-30.52%	-5.50%	-0.51%	[3]
JP Morgan CEMBI BD2	-18.06%	-0.20%	2.27%
Cumulative Returns Through Oct 31, 2022 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the JP Morgan CEMBI Broad Diversified. 3Class C Shares performance reflects conversion to Class A Shares after eight years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 2 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2022)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2022)	$842.20	$841.50	$838.10	$1,020.92	$1,019.66	$1,015.88

Expense Ratio (Gross / Net)	1.10% / 0.85%	1.35% / 1.10%	2.10% / 1.85%	1.10% / 0.85%	1.35% / 1.10%	2.10% / 1.85%

Expenses Paid*	$3.95	$5.11	$8.57	$4.33	$5.60	$9.40

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2022 through October 31, 2022, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Short Duration Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Short Duration Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate issuers of Emerging Markets countries denominated exclusively in hard currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration.

Share class information

INSTITUTIONAL CLASS

Launch date: June 24, 2014

Minimum initial investment:

$1,000,000

ISIN: US0448206948

CUSIP: 044820694

BLOOMBERG: ESFIX US

TICKER: ESFIX

RETAIL CLASS A

Launch date: September 23, 2014

Minimum initial investment: $1,000

ISIN: US0448207284

CUSIP: 044820728

BLOOMBERG: ESFAX US

TICKER: ESFAX

RETAIL CLASS C

Launch date: June 13, 2017

Minimum initial investment: $1,000

ISIN: US0448207102

CUSIP: 044820710

BLOOMBERG: ESFCX US

TICKER: ESFCX

All sources are Ashmore unless otherwise indicated.

Please refer to page 1 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2022	1 Year	5 Year	Since incpt[1]
Institutional Class	-31.54%	-10.27%	-2.51%
Retail Class A (load-waived)	-31.54%	-10.48%	-2.74%
Retail Class A (unadjusted)[1]	-33.12%	-11.20%	-3.23%
Retail Class C (load-waived)	-32.29%	-11.21%	-9.68%
Retail Class C (unadjusted)[1]	-32.92%	-11.21%	-9.68%
JP Morgan CEMBI BD 1-3 Year[2]	-11.56%	0.78%	1.81%
Cumulative Returns Through Oct 31, 2022 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 2.25% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the JP Morgan CEMBI Broad Diversified 1-3 Year. Since inception returns are from the inception of the Institutional Class.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 2 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2022)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2022)	$818.60	$819.30	$814.60	$1,023.24	$1,021.98	$1,018.20

Expense Ratio (Gross / Net)	0.69% / 0.39%	0.94% / 0.64%	1.69% / 1.39%	0.69% / 0.39%	0.94% / 0.64%	1.69% / 1.39%

Expenses Paid*	$1.79	$2.93	$6.36	$1.99	$3.26	$7.07

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2022 through October 31, 2022, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Active Equity Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Active Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers, which may be denominated in any currency, including the local currency of the issuer.

Share class information

INSTITUTIONAL CLASS

Launch date: November 1, 2016

Minimum initial investment:

$1,000,000

ISIN: US0448205957

CUSIP: 044820595

BLOOMBERG: EMQIX US

TICKER: EMQIX

RETAIL CLASS A

Launch date: November 1, 2016

Minimum initial investment: $1,000

ISIN: US0448206294

CUSIP: 044820629

BLOOMBERG: EMQAX US

TICKER: EMQAX

RETAIL CLASS C

Launch date: November 1, 2016

Minimum initial investment: $1,000

ISIN: US0448206112

CUSIP: 044820611

BLOOMBERG: EMQCX US

TICKER: EMQCX

All sources are Ashmore unless otherwise indicated.

Please refer to page 1 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2022	1 Year	5 Year	Since incpt[1]
Institutional Class	-33.40%	-3.70%	0.97%
Retail Class A (load-waived)	-33.53%	-3.93%	0.74%
Retail Class A (unadjusted)[1]	-37.04%	-4.95%	-0.15%
Retail Class C (load-waived)	-34.05%	-4.67%	0.00%
Retail Class C (unadjusted)[1]	-34.53%	-4.67%	0.00%
MSCI EM Net[2]	-31.03%	-3.09%	1.35%
Cumulative Returns Through Oct 31, 2022 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the MSCI Emerging Markets Net.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 2 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2022)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2022)	$797.80	$796.60	$793.60	$1,020.06	$1,018.80	$1,015.02

Expense Ratio (Gross / Net)	1.29% / 1.02%	1.54% / 1.27%	2.32% / 2.02%	1.29% / 1.02%	1.54% / 1.27%	2.32% / 2.02%

Expenses Paid*	$4.62	$5.75	$9.13	$5.19	$6.46	$10.26

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2022 through October 31, 2022, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Small-Cap Equity Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Small-Cap Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities and equity-related investments of Small-Capitalization Emerging Market Issuers, which may be denominated in any currency, including the local currency of the issuer.

Share class information

INSTITUTIONAL CLASS

Launch date: October 4, 2011

Minimum initial investment:

$1,000,000

ISIN: US0448201162

CUSIP: 044820116

BLOOMBERG: ESCIX US

TICKER: ESCIX

RETAIL CLASS A

Launch date: February 1, 2012

Minimum initial investment: $1,000

ISIN: US0448207938

CUSIP: 044820793

BLOOMBERG: ESSAX US

TICKER: ESSAX

RETAIL CLASS C

Launch date: August 23, 2012

Minimum initial investment: $1,000

ISIN: US0448207854

CUSIP: 044820785

BLOOMBERG: ESSCX US

TICKER: ESSCX

All sources are Ashmore unless otherwise indicated.

Please refer to page 1 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2022	1 Year	5 Year	10 Year
Institutional Class	-33.21%	0.40%	3.34%
Retail Class A (load-waived)	-33.37%	0.13%	3.06%	[3]
Retail Class A (unadjusted)[1]	-36.87%	-0.94%	2.51%	[3]
Retail Class C (load-waived)	-33.91%	-0.57%	2.46%	[3]
Retail Class C (unadjusted)[1]	-34.57%	-0.57%	2.46%	[3]
MSCI EM Small Cap Net[2]	-23.42%	0.54%	3.06%
Cumulative Returns Through Oct 31, 2022 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the MSCI Emerging Markets Small Cap Net. 3Class C Shares performance reflects conversion to Class A Shares after eight years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 2 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2022)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2022)	$870.80	$870.00	$866.40	$1,017.54	$1,016.28	$1,012.50

Expense Ratio (Gross / Net)	2.95% / 1.52%	3.20% / 1.77%	3.96% / 2.52%	2.95% / 1.52%	3.20% / 1.77%	3.96% / 2.52%

Expenses Paid*	$7.17	$8.34	$11.85	$7.73	$9.00	$12.78

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2022 through October 31, 2022, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Frontier Equity Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Frontier Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer.

Share class information

INSTITUTIONAL CLASS

Launch date: November 1, 2013

Minimum initial investment:

$1,000,000

ISIN: US0448207367

CUSIP: 044820736

BLOOMBERG: EFEIX US

TICKER: EFEIX

RETAIL CLASS A

Launch date: May 7, 2014

Minimum initial investment: $1,000

ISIN: US0448207516

CUSIP: 044820751

BLOOMBERG: EFEAX US

TICKER: EFEAX

RETAIL CLASS C

Launch date: May 7, 2014

Minimum initial investment: $1,000

ISIN: US0448207441

CUSIP: 044820744

BLOOMBERG: EFECX US

TICKER: EFECX

All sources are Ashmore unless otherwise indicated.

Please refer to page 1 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2022	1 Year	5 Year	Since incpt[1]
Institutional Class	-15.78%	-0.37%	2.90%
Retail Class A (load-waived)	-15.92%	-0.66%	1.42%[2]
Retail Class A (unadjusted)[1]	-20.33%	-1.72%	0.79%[2]
Retail Class C (load-waived)	-16.58%	-1.45%	0.66%[2]
Retail Class C (unadjusted)[1]	-17.40%	-1.45%	0.66%[2]
MSCI FM + Select EM*	-16.91%	N/A	N/A
MSCI Frontier Markets Net*	-31.19%	-2.34%	1.01%
Cumulative Returns Through Oct 31, 2022 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. All Fund returns are net of fees and expenses. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2Class C Shares performance reflects conversion to Class A Shares after eight years.

*The index disclosed in the line graph is the MSCI Frontier Markets Index Net TR. Effective December 31, 2019, the Fund started using the MSCI Frontier Markets + Select EM Countries Capped Index Net TR with performance of the index beginning on December 31, 2019. Prior to this Fund’s benchmark was the MSCI Frontier Markets Index Net TR from inception. Source: MSCI. The MSCI data is comprised of a custom index calculated by MSCI for, and as requested by, Ashmore. The MSCI data is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties) makes any express or implied warranties or representations with respect to such data or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits,) even if notified of the possibility of such damages. The MSCI Frontier + Select Emerging Markets Countries Capped Index is a customised benchmark that is designed to measure equity market performance of constituent companies in each of the MSCI Frontiers Market Index (50%) and emerging markets crossover markets (50%), which are the Philippines, Qatar, United Arab Emirates, Peru, Colombia, Argentina, Egypt and Pakistan, together with a country cap of 15%. You cannot invest directly in an index. Since inception returns are from the inception of the Institutional Class.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Ashmore Emerging Markets Frontier Equity Fund

FUND SUMMARY (UNAUDITED) (CONTINUED)

Please refer to page 2 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2022)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2022)	$866.00	$865.30	$861.40	$1,017.54	$1,016.28	$1,012.50

Expense Ratio (Gross / Net)	2.05% / 1.52%	2.30% / 1.77%	3.05% / 2.52%	2.05% / 1.52%	2.30% / 1.77%	3.05% / 2.52%

Expenses Paid*	$7.15	$8.32	$11.82	$7.73	$9.00	$12.78

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2022 through October 31, 2022, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Equity Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers, which may be denominated in any currency, including the local currency of the issuer.

Share class information

INSTITUTIONAL CLASS

Launch date: June 21, 2011

Minimum initial investment:

$1,000,000

ISIN: US0448208191

CUSIP: 044820819

BLOOMBERG: EMFIX US

TICKER: EMFIX

RETAIL CLASS A

Launch date: February 24, 2012

Minimum initial investment: $1,000

ISIN: US0448207771

CUSIP: 044820777

BLOOMBERG: EMEAX US

TICKER: EMEAX

RETAIL CLASS C

Launch date: August 23, 2012

Minimum initial investment: $1,000

ISIN: US0448207698

CUSIP: 044820769

BLOOMBERG: EMECX US

TICKER: EMECX

All sources are Ashmore unless otherwise indicated.

Please refer to page 1 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2022	1 Year	5 Year	10 Year
Institutional Class	-38.85%	-0.22%	2.67%
Retail Class A (load-waived)	-39.01%	-0.46%	2.41%[4]
Retail Class A (unadjusted)[1]	-42.22%	-1.53%	1.86%[4]
Retail Class C (load-waived)[3]	-39.46%	-1.16%	1.81%[4]
Retail Class C (unadjusted)[1,3]	-39.95%	-1.16%	1.81%[4]
MSCI EM Net[2]	-31.03%	-3.09%	0.79%
Cumulative Returns Through Oct 31, 2022 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the MSCI Emerging Markets Net. 3The Fund did not have any Class C shares outstanding from August 9, 2016 to March 3, 2017 (the “Gap Period”), but had Class C shares outstanding for all other periods shown. For the Gap Period, performance shown for Class C shares is derived from the historical performance of the Fund’s Class A shares during such period, adjusted to reflect the higher Distribution and/or Service (12b-1) Fees payable by Class C shares. 4Class C Shares performance reflects conversion to Class A Shares after eight years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 2 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2022)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2022)	$829.50	$829.00	$825.90	$1,019.31	$1,018.05	$1,014.27

Expense Ratio (Gross / Net)	1.47% / 1.17%	1.71% / 1.42%	2.47% / 2.17%	1.47% / 1.17%	1.71% / 1.42%	2.47% / 2.17%

Expenses Paid*	$5.40	$6.55	$9.99	$5.96	$7.22	$11.02

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2022 through October 31, 2022, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Equity ESG Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Equity ESG Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers which may be denominated in any currency, including the local currency of the issuer, focusing on issuers that the Investment Manager believes satisfy the ESG Criteria.

Share class information

INSTITUTIONAL CLASS

Launch date: February 26, 2020

Minimum initial investment:

$1,000,000

ISIN: US0448204547

CUSIP: 044820454

BLOOMBERG: ESIGX US

TICKER: ESIGX

RETAIL CLASS A

Launch date: February 26, 2020

Minimum initial investment: $1,000

ISIN: US0448204703

CUSIP: 044820470

BLOOMBERG: ESAGX US

TICKER: ESAGX

RETAIL CLASS C

Launch date: February 26, 2020

Minimum initial investment: $1,000

ISIN: US0448204620

CUSIP: 044820462

BLOOMBERG: ESCGX US

TICKER: ESCGX

All sources are Ashmore unless otherwise indicated.

Please refer to page 1 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2022	1 Year	Since incpt[1]
Institutional Class	-40.10%	-3.78%
Retail Class A (load-waived)	-40.26%	-4.01%
Retail Class A (unadjusted)[1]	-43.41%	-5.91%
Retail Class C (load-waived)	-40.76%	-4.65%
Retail Class C (unadjusted)[1]	-41.26%	-4.65%
MSCI EM Net[2]	-31.03%	-5.12%
Cumulative Returns Through Oct 31, 2022 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the MSCI Emerging Markets Net.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 2 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2022)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2022)	$835.40	$834.40	$830.90	$1,019.31	$1,018.05	$1,014.27

Expense Ratio (Gross / Net)	2.36% / 1.17%	2.70% / 1.42%	3.44% / 2.17%	2.36% / 1.17%	2.70% / 1.42%	3.44% / 2.17%

Expenses Paid*	$5.41	$6.57	$10.01	$5.96	$7.22	$11.02

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2022 through October 31, 2022, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Short Duration Select Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Short Duration Select Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of Emerging Market Countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years and an Investment Grade weighted average credit rating. The Fund has no restrictions on individual security duration.

Share class information

INSTITUTIONAL CLASS

Launch date: June 15, 2020

Minimum initial investment:

$1,000,000

ISIN: US0448204216

CUSIP: 044820421

BLOOMBERG: ESDIX US

TICKER: ESDIX

RETAIL CLASS A

Launch date: June 15, 2020

Minimum initial investment: $1,000

ISIN: US0448204471

CUSIP: 044820447

BLOOMBERG: ESDAX US

TICKER: ESDAX

RETAIL CLASS C

Launch date: June 15, 2020

Minimum initial investment: $1,000

ISIN: US0448204398

CUSIP: 044820439

BLOOMBERG: ESDCX US

TICKER: ESDCX

All sources are Ashmore unless otherwise indicated.

Please refer to page 1 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2022	1 Year	Since incpt[1]
Institutional Class	-12.16%	-3.79%
Retail Class A (load-waived)	-12.27%	-3.97%
Retail Class A (unadjusted)[1]	-14.28%	-4.89%
Retail Class C (load-waived)	-12.94%	-4.70%
Retail Class C (unadjusted)[1]	-13.79%	-4.70%
JP Morgan CEMBI BD IG 1-3 Year[2]	-10.85%	-3.16%
Cumulative Returns Through Oct 31, 2022 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 2.25% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the JP Morgan CEMBI Broad Diversified Investment Grade 1-3 Year.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 2 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2022)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2022)	$949.10	$948.60	$944.70	$1,021.83	$1,020.57	$1,016.79

Expense Ratio (Gross / Net)	1.30% / 0.67%	1.88% / 0.92%	2.46% / 1.67%	1.30% / 0.67%	1.88% / 0.92%	2.46% / 1.67%

Expenses Paid*	$3.29	$4.52	$8.19	$3.41	$4.69	$8.49

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2022 through October 31, 2022, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Investment Grade Income Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Investment Grade Income Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of, and derivative instruments related to, Sovereigns, Quasi-Sovereigns, Corporate issuers of EM Countries and EM Supra-Nationals denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund has no restrictions on individual security duration. The Fund observes a policy to normally invest at least 80% of its net assets in Investment Grade bonds and other Investment Grade debt instruments of Sovereign, Quasi-Sovereign or Corporate Issuers of Emerging Market Countries and EM Supra-Nationals.

Share class information

INSTITUTIONAL CLASS

Launch date: September 17, 2020

Minimum initial investment:

$1,000,000

ISIN: US0448203895

CUSIP: 044820389

BLOOMBERG: IGIEX US

TICKER: IGIEX

RETAIL CLASS A

Launch date: September 17, 2020

Minimum initial investment: $1,000

ISIN: US0448204133

CUSIP: 044820413

BLOOMBERG: IGAEX US

TICKER: IGAEX

RETAIL CLASS C

Launch date: September 17, 2020

Minimum initial investment: $1,000

ISIN: US0448203978

CUSIP: 044820397

BLOOMBERG: IGCEX US

TICKER: IGCEX

All sources are Ashmore unless otherwise indicated.

Please refer to page 1 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2022	1 Year	Since incpt[1]
Institutional Class	-21.02%	-9.35%
Retail Class A (load-waived)	-21.27%	-9.57%
Retail Class A (unadjusted)[1]	-24.40%	-11.31%
Retail Class C (load-waived)	-21.84%	-10.23%
Retail Class C (unadjusted)[1]	-22.60%	-10.23%
JP Morgan CEMBI IG BD2	-18.26%	-8.14%
Cumulative Returns Through Oct 31, 2022 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the JP Morgan CEMBI Investment Grade Broad Diversified.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 2 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2022)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2022)	$906.20	$904.40	$901.00	$1,021.58	$1,020.32	$1,016.53

Expense Ratio (Gross / Net)	1.12% / 0.72%	1.62% / 0.97%	2.08% / 1.72%	1.12% / 0.72%	1.62% / 0.97%	2.08% / 1.72%

Expenses Paid*	$3.46	$4.66	$8.24	$3.67	$4.94	$8.74

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2022 through October 31, 2022, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

Ashmore Emerging Markets Corporate Income ESG Fund

FUND SUMMARY (UNAUDITED)

Ashmore Emerging Markets Corporate Income ESG Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of Corporate issuers, which may be denominated principally in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7), focusing on issuers that the Investment Manager believes satisfy the ESG Criteria.

Share class information

INSTITUTIONAL CLASS

Launch date: February 26, 2021

Minimum initial investment:

$1,000,000

ISIN: US0448203556

CUSIP: 044820355

BLOOMBERG: ECIEX US

TICKER: ECIEX

RETAIL CLASS A

Launch date: February 26, 2021

Minimum initial investment: $1,000

ISIN: US0448203713

CUSIP: 044820371

BLOOMBERG: ECAEX US

TICKER: ECAEX

RETAIL CLASS C

Launch date: February 26, 2021

Minimum initial investment: $1,000

ISIN: US0448203630

CUSIP: 044820363

BLOOMBERG: ECCEX US

TICKER: ECCEX

All sources are Ashmore unless otherwise indicated.

Please refer to page 1 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return Chart.
Average Annual Total Return For The Period Ended Oct 31, 2022	1 Year	Since incpt[1]
Institutional Class	-27.56%	-20.46%
Retail Class A (load-waived)	-27.67%	-20.61%
Retail Class A (unadjusted)[1]	-30.57%	-22.53%
Retail Class C (load-waived)	-28.23%	-21.20%
Retail Class C (unadjusted)[1]	-28.91%	-21.20%
JP Morgan CEMBI BD2	-18.06%	-10.58%
Cumulative Returns Through Oct 31, 2022 (% of NAV)

The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

1Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 1 year return for the Class C shares. 2The index for the Fund is the JP Morgan CEMBI Broad Diversified.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 2 herein for an explanation of the Expense Example information presented below.

Expense example	Actual performance			Hypothetical performance

	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C

Beginning Account Value (5/1/2022)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (10/31/2022)	$869.00	$868.40	$865.00	$1,020.82	$1,019.56	$1,015.78

Expense Ratio (Gross / Net)	1.65%/0.87%	2.06%/1.12%	2.94%/1.87%	1.65%/0.87%	2.06%/1.12%	2.94%/1.87%

Expenses Paid*	$4.10	$5.27	$8.79	$4.43	$5.70	$9.50

*Expenses are equal to the Fund’s annualized expense ratios for the period May 1, 2022 through October 31, 2022, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). As such, these may differ from the prospectus.

KPMG LLP Aon Center Suite 5500 200 E. Randolph Street Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

Ashmore Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund, Ashmore Emerging Markets Investment Grade Income Fund, and Ashmore Emerging Markets Corporate Income ESG Fund (collectively, the Funds), including the schedule of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended (period from February 26, 2021, [commencement of operations] to October 31, 2022 for Ashmore Emerging Markets Corporate Income ESG Fund), and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended (periods from February 26, 2020, June 15, 2020, September 17, 2020, and February 26, 2021 [commencement of operations] to October 31, 2022 for Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund, Ashmore Emerging Markets Investment Grade Income Fund, and Ashmore Emerging Markets Corporate Income ESG Fund, respectively). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, the results of their operations for the year or period then ended (period from February 26, 2021 [commencement of operations] to October 31, 2022 for Ashmore Emerging Markets Corporate Income ESG Fund), the changes in its net assets for each of the years or periods in the two-year period then ended (period from February 26, 2021 [commencement of operations] to October 31, 2022 for Ashmore Emerging Markets Coporate Income ESG Fund) and the financial highlights for each of the years or periods in the five-year period then ended (periods from February 26, 2020, June 15, 2020, September 17, 2020, and February 26, 2021, [commencement of operations] to October 31, 2022 for Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund, Ashmore Emerging Markets Investment Grade Income Fund, and Ashmore Emerging Markets Corporate Income ESG Fund, respectively), in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Ashmore Funds investment companies since 2010.

Chicago, Illinois

December 20, 2022

(THIS PAGE INTENTIONALLY LEFT BLANK)

ASHMORE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2022

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Corporate Income Fund	Ashmore Emerging Markets Short Duration Fund
ASSETS:
Investments in securities, at value	$407,570,575	$4,512,378	$91,013,181	$52,918,705
Deposit held at broker	1,576,977	55,484	—	—
Cash	78,704,694	828,484	808,827	1,751,939
Foreign currency, at value	664,899	20,483	23,808	70,129
Unrealized appreciation on forward foreign currency exchange contracts	1,127,443	27,957	32,751	—
Variation margin receivable on centrally cleared swap contracts	4,607	199	—	—
Due from broker	104,045	—	—	—
Receivable for securities and currencies sold	3,830,058	28,907	—	—
Receivable for fund shares sold	8,475	—	470,869	—
Receivable from Investment Manager	30,521	9,578	14,603	11,726
Interest and dividends receivable	8,050,125	95,667	1,614,960	819,763
Other assets	48,328	9,035	20,213	9,226
Total Assets	501,720,747	5,588,172	93,999,212	55,581,488
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	4,688,277	82,107	9,254	—
Variation margin payable on centrally cleared swap contracts	—	174	—	—
Upfront premiums received from interest rate swap contracts	—	1,166	—	—
Unrealized depreciation on interest rate swap contracts	—	4,216	—	—
Payable for securities and currencies purchased	3,257,853	24,061	507,904	—
Payable for fund shares redeemed	85,933	—	284,736	13,852
Distributions payable	454,668	—	94,467	84,868
Due to broker	311,309	33,263	—	—
Investment Manager fee payable	416,590	4,322	69,328	30,741
Trustees’ fees payable	33,264	350	6,816	3,813
Deferred foreign capital gains taxes payable	—	—	—	—
Administration fees payable	114,221	1,048	27,309	13,643
Custody fees payable	303,410	22,260	45,342	20,969
Professional fees payable	159,804	24,896	61,629	59,551
Regulatory fees payable	28,639	8,869	15,840	13,522
Other liabilities	2,585	620	5,756	1,401
Total Liabilities	9,856,553	207,352	1,128,381	242,360
Net Assets	$491,864,194	$5,380,820	$92,870,831	$55,339,128
NET ASSETS:
Paid in capital	$1,029,596,572	$7,412,686	$265,301,145	$471,219,744
Distributable earnings/(Accumulated loss)	(537,732,378)	(2,031,866)	(172,430,314)	(415,880,616)
Net Assets	$491,864,194	$5,380,820	$92,870,831	$55,339,128

Net Assets:
Class A	$1,919,606	$1,247,693	$4,742,019	$2,974,944
Class C	1,080,339	2,366	1,782,076	290,793
Institutional Class	488,864,249	4,130,761	86,346,736	52,073,391

Shares Issued and Outstanding (no par value, unlimited shares authorized):
Class A	444,453	222,083	955,296	695,803
Class C	251,090	435	359,881	71,081
Institutional Class	111,548,408	700,575	16,685,969	12,395,494

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding):
Class A	$4.32	$5.62	$4.96	$4.28
Class C	4.30	5.44	4.95	4.09
Institutional Class	4.38	5.90	5.17	4.20

Cost of Investments in securities	$676,163,056	$5,507,312	$159,797,287	$133,418,000
Cost of foreign currency held	$616,665	$20,612	$24,282	$69,959

See accompanying notes to the financial statements.

Ashmore Emerging Markets Active Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Equity ESG Fund	Ashmore Emerging Markets Short Duration Select Fund	Ashmore Emerging Markets Investment Grade Income Fund	Ashmore Emerging Markets Corporate Income ESG Fund

$74,823,778	$6,641,507	$66,191,094	$91,832,167	$8,690,166	$8,740,061	$15,449,136	$5,503,103
—	—	—	—	—	—	—	—
3,214,319	50,374	5,929,300	2,545,414	216,944	203,088	442,768	1,174,446
18,967	594	843,858	11,593	—	7,983	10,789	8,543
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
1,861,601	—	—	—	—	—	—	—
2,840	—	24,087	11,118	—	—	—	—
16,105	8,198	25,287	20,593	15,706	—	—	—
126,602	15,656	100,463	24,480	3,513	105,345	215,055	92,724
10,464	5,851	9,499	13,220	3,645	1,758	2,472	1,637
80,074,676	6,722,180	73,123,588	94,458,585	8,929,974	9,058,235	16,120,220	6,780,453

—	—	—	—	—	1,514	4,649	1,042
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
3,537,054	—	—	—	—	—	—	—
244,932	—	53,151	73,746	—	—	—	—
—	—	—	—	—	3,986	7,845	4,215
—	—	65,611	—	—	—	—	—
67,633	8,519	91,970	95,298	8,914	19,795	24,381	19,644
5,897	440	4,822	6,590	608	596	1,081	453
54,384	1,437	83,911	57,689	135	—	—	—
14,553	1,393	12,063	19,175	1,823	1,574	2,948	1,281
43,775	12,837	142,539	55,140	7,093	2,364	4,088	2,096
28,539	19,580	28,686	34,286	18,710	20,411	21,354	20,117
7,644	6,496	7,524	7,996	6,532	9,015	9,139	8,901
1,050	647	1,933	1,655	589	589	589	589
4,005,461	51,349	492,210	351,575	44,404	59,844	76,074	58,338
$76,069,215	$6,670,831	$72,631,378	$94,107,010	$8,885,570	$8,998,391	$16,044,146	$6,722,115

$116,192,962	$12,409,401	$80,782,129	$131,923,616	$11,875,370	$10,797,778	$21,228,531	$10,617,191
(40,123,747)	(5,738,570)	(8,150,751)	(37,816,606)	(2,989,800)	(1,799,387)	(5,184,385)	(3,895,076)
$76,069,215	$6,670,831	$72,631,378	$94,107,010	$8,885,570	$8,998,391	$16,044,146	$6,722,115

$804,390	$392,828	$3,017,822	$3,080,629	$883	$896	$799	$670
1,066	41,421	293,371	104,843	868	882	788	663
75,263,759	6,236,582	69,320,185	90,921,538	8,883,819	8,996,613	16,042,559	6,720,782

131,641	39,022	361,045	371,606	116	108	106	107
179	3,999	36,534	13,614	116	106	105	106
12,209,172	476,499	7,122,316	11,405,464	1,161,618	1,080,680	2,131,592	1,073,739

$6.11	$10.07	$8.36	$8.29	$7.61	$8.32	$7.52	$6.26
5.96	10.36	8.03	7.70	7.47	8.32	7.52	6.26
6.16	13.09	9.73	7.97	7.65	8.32	7.53	6.26
$90,974,492	$8,973,811	$69,616,720	$122,926,092	$11,329,934	$9,689,928	$18,885,021	$8,676,057
$19,243	$596	$843,353	$11,686	$—	$8,144	$11,006	$8,715

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2022

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Local Currency Bond Fund	Ashmore Emerging Markets Corporate Income Fund	Ashmore Emerging Markets Short Duration Fund
INVESTMENT INCOME:
Interest, net of foreign tax withholdings*	$53,447,130	$408,796	$14,164,965	$6,140,672
Payment-in-kind interest	—	—	696,438	—
Dividends, net of foreign tax withholdings*	—	—	—	—
Non-cash dividends	—	—	—	—
Total Income	53,447,130	408,796	14,861,403	6,140,672
EXPENSES:
Investment Manager fees	7,685,326	62,114	1,820,663	560,989
Administration fees	154,264	1,309	36,960	18,554
Custody fees	382,074	16,184	61,921	24,512
Professional fees	433,966	39,890	140,482	73,795
Trustees’ fees	117,174	1,106	27,197	13,275
Offering expenses and registration fees	53,011	44,839	51,683	50,940
Insurance fees	81,853	615	20,786	11,704
Printing fees	16,630	6,528	22,429	8,020
Distribution and servicing fees - Class A	8,961	3,514	20,976	9,799
Distribution and servicing fees - Class C	17,009	91	33,433	4,932
Regulatory fees	37,752	12,670	21,748	18,488
Interest expense	22,812	—	—	—
Total Expenses	9,010,832	188,860	2,258,278	795,008
Less expenses reimbursed by the Investment Manager	(1,119,411)	(121,907)	(345,989)	(216,728)
Net Expenses	7,891,421	66,953	1,912,289	578,280
Net Investment Income	45,555,709	341,843	12,949,114	5,562,392
NET REALIZED AND UNREALIZED GAINS (LOSSES):
NET REALIZED GAIN (LOSS) ON:
Investments in securities (net of increase (decrease) in deferred foreign taxes of $-, $-, $-, $-, $(5,176), $(2,207), $20,740, $(3,687), $1, $-, $-, and $-, respectively)	(178,351,460)	(751,366)	(36,637,265)	(61,853,315)
Forward foreign currency exchange contracts	(29,961,809)	(330,741)	599,723	52,514
Interest rate swap contracts	(121,222)	(3,638)	—	—
Foreign exchange transactions	(688,451)	(16,263)	34,085	192
Net Realized Gain (Loss)	(209,122,942)	(1,102,008)	(36,003,457)	(61,800,609)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities (net of increase (decrease) in deferred foreign taxes of $-, $-, $-, $-, $(65,296), $(66,749), $2,315, $(160,378), $135, $-, $-, and $-, respectively)	(105,327,203)	(391,423)	(39,375,490)	22,923,297
Forward foreign currency exchange contracts	(5,414,719)	(98,688)	17,247	(286)
Interest rate swap contracts	638,780	(22,384)	—	—
Foreign exchange translations	66,869	497	(1,170)	(710)
Change in Net Unrealized Appreciation (Depreciation)	(110,036,273)	(511,998)	(39,359,413)	22,922,301
Net Realized and Unrealized Losses	(319,159,215)	(1,614,006)	(75,362,870)	(38,878,308)
Net Decrease in Net Assets Resulting from Operations	$(273,603,506)	$(1,272,163)	$(62,413,756)	$(33,315,916)
* Foreign Tax Withholdings	$556,579	$6	$—	$13,954

See accompanying notes to the financial statements.

Ashmore Emerging Markets Active Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Equity ESG Fund	Ashmore Emerging Markets Short Duration Select Fund	Ashmore Emerging Markets Investment Grade Income Fund	Ashmore Emerging Markets Corporate Income ESG Fund

$31,768	$299	$34,383	$8,452	$1,461	$385,938	$802,303	$460,601
—	—	—	—	—	—	—	—
1,850,564	187,340	1,921,935	2,901,815	141,245	—	—	—
—	—	—	—	16,816	—	—	—
1,882,332	187,639	1,956,318	2,910,267	159,522	385,938	802,303	460,601

877,840	133,218	1,119,197	1,331,083	133,131	62,439	127,610	67,726
17,608	1,758	14,546	23,052	2,305	1,911	3,608	1,589
54,626	16,587	191,304	87,937	9,482	3,361	5,647	2,737
63,900	30,067	63,944	79,633	33,211	33,731	37,952	32,829
16,559	1,471	13,530	20,499	1,944	1,733	3,223	1,374
50,737	45,289	45,811	51,842	44,993	18,058	18,208	41,769
8,065	893	6,365	10,764	1,104	898	1,717	705
8,103	6,308	10,685	10,476	6,399	6,417	6,416	6,416
2,736	896	7,464	6,280	4	4	4	2
14	1,035	2,881	1,167	12	10	9	8
19,404	10,284	11,736	21,433	13,078	13,287	13,118	14,179
—	—	—	—	—	—	—	—
1,119,592	247,806	1,487,463	1,644,166	245,663	141,849	217,512	169,334
(220,507)	(110,918)	(342,706)	(280,776)	(110,142)	(77,472)	(86,233)	(99,997)
899,085	136,888	1,144,757	1,363,390	135,521	64,377	131,279	69,337
983,247	50,751	811,561	1,546,877	24,001	321,561	671,024	391,264

(21,627,167)	(408,480)	3,454,458	(5,695,471)	(289,848)	(540,306)	(1,666,618)	(655,195)
(61,366)	—	25	(1,482)	—	34,134	114,629	37,156
—	—	—	—	—	—	—	—
(17,773)	(7,358)	(255,924)	(86,559)	(7,594)	5,165	15,671	2,421
(21,706,306)	(415,838)	3,198,559	(5,783,512)	(297,442)	(501,007)	(1,536,318)	(615,618)

(16,849,669)	(3,452,851)	(17,057,736)	(53,868,984)	(5,696,026)	(1,062,385)	(3,427,788)	(2,347,998)
—	—	—	—	—	(1,314)	(4,908)	(1,137)
—	—	—	—	—	—	—	—
(17,426)	(2,174)	21,293	(3,307)	138	(148)	(421)	(174)
(16,867,095)	(3,455,025)	(17,036,443)	(53,872,291)	(5,695,888)	(1,063,847)	(3,433,117)	(2,349,309)
(38,573,401)	(3,870,863)	(13,837,884)	(59,655,803)	(5,993,330)	(1,564,854)	(4,969,435)	(2,964,927)
$(37,590,154)	$(3,820,112)	$(13,026,323)	$(58,108,926)	$(5,969,329)	$(1,243,293)	$(4,298,411)	$(2,573,663)
$245,301	$21,976	$78,238	$232,277	$15,259	$954	$1,759	$776

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended October 31, 2022

	Ashmore Emerging Markets Total Return Fund		Ashmore Emerging Markets Local Currency Bond Fund		Ashmore Emerging Markets Corporate Income Fund
	2022	2021	2022	2021	2022	2021
OPERATIONS:
Net investment income (loss)	$45,555,709	$64,577,741	$341,843	$373,782	$12,949,114	$15,574,393
Net realized gain (loss)	(209,122,942)	1,670,365	(1,102,008)	(1,421,218)	(36,003,457)	3,663,306
Net change in unrealized appreciation (depreciation)	(110,036,273)	(42,133,329)	(511,998)	2,543,237	(39,359,413)	(4,664,716)
Net Increase (Decrease) in Net Assets Resulting from Operations	(273,603,506)	24,114,777	(1,272,163)	1,495,801	(62,413,756)	14,572,983
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(37,990)	(422,026)	—	—	(591,756)	(593,913)
Class C	(13,646)	(124,931)	—	—	(213,937)	(274,818)
Institutional Class	(8,198,044)	(59,387,157)	—	—	(12,611,307)	(14,732,728)

Total Distributions to Shareholders	(8,249,680)	(59,934,114)	—	—	(13,417,000)	(15,601,459)
TAX RETURN OF CAPITAL DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(156,233)	(21,221)	(20,107)	—	—	—
Class C	(66,934)	(7,549)	(298)	—	—	—
Institutional Class	(34,684,669)	(4,504,710)	(76,188)	—	—	—

Total Tax Return of Capital Distributions to Shareholders	(34,907,836)	(4,533,480)	(96,593)	—	—	—
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	(2,480,460)	(4,504,034)	(51,180)	(190,704)	(2,985,423)	(12,862)
Net increase (decrease) in net assets resulting from Class C share transactions	(582,173)	(1,508,514)	(21,775)	(5,053)	(2,614,851)	(1,808,354)
Net increase (decrease) in net assets resulting from Institutional Class share transactions	(413,280,851)	27,871,350	(1,104,070)	(23,415,847)	(119,801,222)	16,981,637

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	(416,343,484)	21,858,802	(1,177,025)	(23,611,604)	(125,401,496)	15,160,421
Total Increase (Decrease) in Net Assets	(733,104,506)	(18,494,015)	(2,545,781)	(22,115,803)	(201,232,252)	14,131,945
NET ASSETS:
Net Assets at the Beginning of year	1,224,968,700	1,243,462,715	7,926,601	30,042,404	294,103,083	279,971,138
Net Assets at the End of year	$491,864,194	$1,224,968,700	$5,380,820	$7,926,601	$92,870,831	$294,103,083

See accompanying notes to the financial statements.

Ashmore Emerging Markets Short Duration Fund		Ashmore Emerging Markets Active Equity Fund		Ashmore Emerging Markets Small-Cap Equity Fund

2022	2021	2022	2021	2022	2021

$ 5,562,392	$14,791,789	$983,247	$1,303,433	$50,751	$(13,215)
(61,800,609)	(101,476,001)	(21,706,306)	17,192,177	(415,838)	3,680,979

22,922,301	93,786,911	(16,867,095)	(6,047,071)	(3,455,025)	(541,465)

(33,315,916)	7,102,699	(37,590,154)	12,448,539	(3,820,112)	3,126,299

(336,688)	(810,413)	(396,907)	(17,346)	—	—
(36,298)	(82,934)	(433)	(6)	—	—
(7,232,408)	(13,801,736)	(17,159,925)	(1,053,611)	—	—

(7,605,394)	(14,695,083)	(17,557,265)	(1,070,963)	—	—

—	—	(1,429)	—	(4,734)	—
—	—	(1)	—	(704)	—
—	—	(177,587)	—	(88,237)	—

—	—	(179,017)	—	(93,675)	—

(1,945,708)	(12,717,230)	10,980	(213,713)	213,811	(212,657)

(696,358)	(225,817)	383	7	(69,661)	(23,421)

(34,104,155)	(309,361,929)	33,353,791	4,775,044	(1,036,778)	645,168

(36,746,221)	(322,304,976)	33,365,154	4,561,338	(892,628)	409,090

(77,667,531)	(329,897,360)	(21,961,282)	15,938,914	(4,806,415)	3,535,389

133,006,659	462,904,019	98,030,497	82,091,583	11,477,246	7,941,857
$ 55,339,128	$133,006,659	$76,069,215	$98,030,497	$6,670,831	$11,477,246

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended October 31, 2022

	Ashmore Emerging Markets Frontier Equity Fund		Ashmore Emerging Markets Equity Fund		Ashmore Emerging Markets Equity ESG Fund

	2022	2021	2022	2021	2022	2021
OPERATIONS:
Net investment income (loss)	$811,561	$381,769	$1,546,877	$(137,875)	$24,001	$(52,419)
Net realized gain (loss)	3,198,559	7,845,828	(5,783,512)	22,014,134	(297,442)	2,214,008
Net change in unrealized appreciation (depreciation)	(17,036,443)	15,377,668	(53,872,291)	4,897,637	(5,695,888)	831,053
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,026,323)	23,605,265	(58,108,926)	26,773,896	(5,969,329)	2,992,642

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(52,312)	(4,973)	(638,531)	(42,189)	(204)	(9)
Class C	(3,008)	(335)	(9,143)	(34)	(204)	(8)
Institutional Class	(1,320,948)	(438,612)	(20,900,163)	(2,151,050)	(2,040,719)	(87,850)

Total Distributions to Shareholders	(1,376,268)	(443,920)	(21,547,837)	(2,193,273)	(2,041,127)	(87,867)
Class A	—	—	(3,640)	—	(1)	—
Class C	—	—	(98)	—	—	—
Institutional Class	—	—	(247,762)	—	(25,235)	—

Total Tax Return of Capital Distributions to Shareholders	—	—	(251,500)	—	(25,236)	—
FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	1,042,220	1,542,536	1,135,776	2,015,785	186	8
Net increase (decrease) in net assets resulting from Class C share transactions	147,108	(170,063)	67,535	108,537	186	9
Net increase (decrease) in net assets resulting from Institutional Class share transactions	5,534,158	1,780,510	52,105,586	10,220,879	1,877,075	74,670

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	6,723,486	3,152,983	53,308,897	12,345,201	1,877,447	74,687
Total Increase (Decrease) in Net Assets	(7,679,105)	26,314,328	(26,599,366)	36,925,824	(6,158,245)	2,979,462
NET ASSETS:
Net Assets at the Beginning of year	80,310,483	53,996,155	120,706,376	83,780,552	15,043,815	12,064,353
Net Assets at the End of year	$72,631,378	$80,310,483	$94,107,010	$120,706,376	$8,885,570	$15,043,815

See accompanying notes to the financial statements.

Ashmore Emerging Markets Short Duration Select Fund		Ashmore Emerging Markets Investment Grade Income Fund		Ashmore Emerging Markets Corporate Income ESG Fund
2022	2021	2022	2021	2022	2021[1]

$ 321,561	$ 415,475	$ 671,024	$ 703,270	$ 391,264	$ 314,455
(501,007)	(346,084)	(1,536,318)	(191,033)	(615,618)	(80,687)
(1,063,847)	(39,815)	(3,433,117)	279,281	(2,349,309)	(824,873)
(1,243,293)	29,576	(4,298,411)	791,518	(2,573,663)	(591,105)

(32)	(42)	(32)	(33)	(41)	(30)
(23)	(34)	(25)	(26)	(34)	(25)
(324,438)	(445,368)	(675,972)	(708,604)	(415,833)	(314,348)

(324,493)	(445,444)	(676,029)	(708,663)	(415,908)	(314,403)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

27	37	28	28	34	1,025
19	30	21	22	29	1,021
278,378	384,902	574,521	601,809	353,954	10,261,131

278,424	384,969	574,570	601,859	354,017	10,263,177
(1,289,362)	(30,899)	(4,399,870)	684,714	(2,635,554)	9,357,669

10,287,753	10,318,652	20,444,016	19,759,302	9,357,669	—
$ 8,998,391	$ 10,287,753	$ 16,044,146	$ 20,444,016	$ 6,722,115	$ 9,357,669

[1]	The Fund commenced investment operations on February 26, 2021.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

			Class A

	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018

Net asset value at beginning of year	$ 6.60	$ 6.80	$ 7.54	$ 7.31	$ 8.22

Income (loss) from investment operations:
Net investment income	0.32 [1]	0.33 [1]	0.34	0.40	0.36 [1]
Net realized and unrealized gain (loss)	(2.30)	(0.20)	(0.74)	0.24	(0.82)

Total from investment operations	(1.98)	0.13	(0.40)	0.64	(0.46)

Less distributions:

From net investment income	(0.05)	(0.31)	(0.12)	(0.33)	(0.16)
From net realized gain	—	—	—	—	(0.11)
Tax return of capital	(0.25)	(0.02)	(0.22)	(0.08)	(0.18)

Total distributions	(0.30)	(0.33)	(0.34)	(0.41)	(0.45)

Net asset value at end of year	$ 4.32	$ 6.60	$ 6.80	$ 7.54	$ 7.31

Total return[2]	(30.79)%	1.68%	(5.31)%	8.68%	(5.65)%

Portfolio turnover rate[3]	32%	54%	67%	49%	66%

Net assets, end of year (in thousands)	$ 1,920	$5,917	$10,377	$11,108	$8,347

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.42%	1.37%[4]	1.42%[4]	1.36%	1.36%
Expenses after reimbursements	1.27%	1.28%[4]	1.32%[4]	1.27%	1.27%

Net investment income to average net assets:
Net investment income before reimbursements	5.50%	4.53%[4]	4.72%[4]	5.16%	4.42%
Net investment income after reimbursements	5.65%	4.62%[4]	4.82%[4]	5.25%	4.51%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

			Class C

	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018

Net asset value at beginning of year	$ 6.58	$ 6.78	$ 7.53	$ 7.29	$ 8.21

Income (loss) from investment operations:

Net investment income	0.27 [1]	0.27 [1]	0.30	0.34	0.31 [1]

Net realized and unrealized gain (loss)	(2.29)	(0.19)	(0.76)	0.25	(0.83)

Total from investment operations	(2.02)	0.08	(0.46)	0.59	(0.52)

Less distributions:

From net investment income	(0.04)	(0.26)	(0.11)	(0.28)	(0.14)

From net realized gain	—	—	—	—	(0.11)

Tax return of capital	(0.22)	(0.02)	(0.18)	(0.07)	(0.15)

Total distributions	(0.26)	(0.28)	(0.29)	(0.35)	(0.40)

Net asset value at end of year	$ 4.30	$ 6.58	$ 6.78	$ 7.53	$ 7.29

Total return[2]	(31.39)%	0.93%	(6.09)%	8.02%	(6.43)%

Portfolio turnover rate[3]	32%	54%	67%	49%	66%

Net assets, end of year (in thousands)	$ 1,080	$2,386	$3,905	$5,506	$4,278

Ratios to average net assets:

Total expenses to average net assets:

Expenses before reimbursements	2.17%	2.12%[5]	2.17%[5]	2.11%	2.12%

Expenses after reimbursements	2.02%	2.03%[5]	2.06%[5]	2.02%	2.02%

Net investment income to average net assets:

Net investment income before reimbursements	4.74%	3.76%[5]	4.01%[5]	4.41%	3.92%

Net investment income after reimbursements	4.89%	3.85%[5]	4.12%[5]	4.50%	4.02%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$6.70	$6.90	$7.65	$7.41	$8.34
Income (loss) from investment operations:
Net investment income	0.33 [1]	0.35 [1]	0.36	0.44	0.40 [1]
Net realized and unrealized gain (loss)	(2.34)	(0.20)	(0.75)	0.24	(0.85)

Total from investment operations	(2.01)	0.15	(0.39)	0.68	(0.45)

Less distributions:

From net investment income	(0.05)	(0.33)	(0.13)	(0.35)	(0.17)
From net realized gain	—	—	—	—	(0.11)
Tax return of capital	(0.26)	(0.02)	(0.23)	(0.09)	(0.20)

Total distributions	(0.31)	(0.35)	(0.36)	(0.44)	(0.48)

Net asset value at end of year	$4.38	$6.70	$6.90	$7.65	$7.41

Total return[2]	(30.74)%	1.94%	(5.09)%	9.04%	(5.53)%

Portfolio turnover rate[3]	32%	54%	67%	49%	66%

Net assets, end of year (in thousands)	$488,864	$1,216,666	$1,229,181	$1,528,196	$1,313,660

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.17%	1.12%[6]	1.17%[6]	1.11%	1.12%
Expenses after reimbursements	1.02%	1.03%[6]	1.07%[6]	1.02%	1.02%

Net investment income to average net assets:
Net investment income before reimbursements	5.79%	4.78%[6]	4.99%[6]	5.40%	4.97%
Net investment income after reimbursements	5.94%	4.87%[6]	5.09%[6]	5.49%	5.07%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities.

[4]

Ratios include legal expenses of $3,181 and $5,146 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2021 and 2020, respectively. Expense ratios would have been lower by 0.01% and 0.05% and Net investment income ratios would have been higher by 0.01% and 0.05% excluding these expenses.

[5]

Ratios include legal expenses of $1,113 and $1,990 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2021 and 2020, respectively. Expense ratios would have been lower by 0.01% and 0.04% and Net investment income ratios would have been higher by 0.01% and 0.04% excluding these expenses.

[6]

Ratios include legal expenses of $433,533 and $640,665 that are outside of the expense cap under the expense limitation agreement for the years ended October, 2021 and 2020, respectively. Expense ratios would have been lower by 0.01% and 0.05% and Net investment income ratios would have been higher by 0.01% and 0.05% excluding these expenses.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$6.92	$6.86	$7.35	$6.53	$7.22

Income (loss) from investment operations:
Net investment income	0.32 [1]	0.28 [1]	0.35 [1]	0.59	0.36
Net realized and unrealized gain (loss)	(1.53)	(0.22)	(0.75)	0.27	(0.88)

Total from investment operations	(1.21)	0.06	(0.40)	0.86	(0.52)

Less distributions:

From net investment income	—	—	—	—	(0.08)
From net realized gain	—	—	—	—	—
Tax return of capital	(0.09)	—	(0.09)	(0.04)	(0.09)

Total distributions	(0.09)	—	(0.09)	(0.04)	(0.17)

Net asset value at end of year	$5.62	$6.92	$6.86	$7.35	$6.53

Total return[2]	(17.75)%	0.87%	(5.51)%	13.24%	(7.47)%

Portfolio turnover rate[3]	53%	34%	47%	56%	75%

Net assets, end of year (in thousands)	$1,248	$1,592	$1,755	$1,933	$1,259

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	3.10%	2.97%	1.75%	1.55%	1.57%
Expenses after reimbursements	1.22%	1.22%	1.22%	1.22%	1.22%

Net investment income to average net assets:
Net investment income before reimbursements	3.16%	2.11%	4.45%	5.08%	4.63%
Net investment income after reimbursements	5.04%	3.86%	4.98%	5.41%	4.98%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$6.75	$6.74	$7.27	$6.47	$7.18

Income (loss) from investment operations:
Net investment income	0.30 [1]	0.22 [1]	0.29 [1]	0.34	0.30
Net realized and unrealized gain (loss)	(1.53)	(0.21)	(0.74)	0.47	(0.88)

Total from investment operations	(1.23)	0.01	(0.45)	0.81	(0.58)

Less distributions:

From net investment income	—	—	—	—	(0.07)
From net realized gain	—	—	—	—	—
Tax return of capital	(0.08)	—	(0.08)	(0.01)	(0.06)

Total distributions	(0.08)	—	(0.08)	(0.01)	(0.13)

Net asset value at end of year	$5.44	$6.75	$6.74	$7.27	$6.47

Total return[2]	(18.30)%	0.15%	(6.25)%	12.54%	(8.24)%

Portfolio turnover rate[3]	53%	34%	47%	56%	75%

Net assets, end of year (in thousands)	$2	$25	$30	$55	$77

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	3.74%	3.75%	2.50%	2.29%	2.31%
Expenses after reimbursements	1.97%	1.97%	1.97%	1.97%	1.97%

Net investment income to average net assets:
Net investment income before reimbursements	2.85%	1.35%	3.77%	4.33%	3.85%
Net investment income after reimbursements	4.62%	3.13%	4.30%	4.65%	4.19%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$7.24	$7.16	$7.66	$6.79	$7.50
Income (loss) from investment operations:
Net investment income	0.35 [1]	0.31 [1]	0.38 [1]	0.65	0.41
Net realized and unrealized gain (loss)	(1.60)	(0.23)	(0.78)	0.27	(0.94)

Total from investment operations	(1.25)	0.08	(0.40)	0.92	(0.53)

Less distributions:

From net investment income	—	—	—	—	(0.09)
From net realized gain	—	—	—	—	—
Tax return of capital	(0.09)	—	(0.10)	(0.05)	(0.09)

Total distributions	(0.09)	—	(0.10)	(0.05)	(0.18)

Net asset value at end of year	$5.90	$7.24	$7.16	$7.66	$6.79

Total return[2]	(17.49)%	1.12%	(5.38)%	13.59%	(7.33)%

Portfolio turnover rate[3]	53%	34%	47%	56%	75%

Net assets, end of year (in thousands)	$4,131	$6,310	$28,257	$42,545	$63,009

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.83%	2.61%	1.50%	1.28%	1.32%
Expenses after reimbursements	0.97%	0.97%	0.97%	0.97%	0.97%

Net investment income to average net assets:
Net investment income before reimbursements	3.43%	2.46%	4.75%	5.31%	4.87%
Net investment income after reimbursements	5.29%	4.10%	5.28%	5.62%	5.22%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income Fund

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$7.53	$7.53	$7.92	$7.87	$8.56

Income (loss) from investment operations:
Net investment income	0.40	0.37	0.44	0.52	0.51
Net realized and unrealized gain (loss)	(2.54)	—	(0.39)	0.03	(0.71)

Total from investment operations	(2.14)	0.37	0.05	0.55	(0.20)

Less distributions:

From net investment income	(0.42)	(0.37)	(0.44)	(0.50)	(0.49)
From net realized gain	(0.01)	—	—	(—)[1]	—
Tax return of capital	—	—	(—)[1]	—	—

Total distributions	(0.43)	(0.37)	(0.44)	(0.50)	(0.49)

Net asset value at end of year	$4.96	$7.53	$7.53	$7.92	$7.87

Total return[2]	(29.30)%	4.85%	0.85%	7.37%	(2.58)%

Portfolio turnover rate[3]	55%	73%	117%	96%	88%

Net assets, end of year (in thousands)	$4,742	$11,153	$11,198	$13,383	$8,616

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.44%[4]	1.55%[4]	1.58%[4]	1.51%	1.53%
Expenses after reimbursements	1.24%[4]	1.43%[4]	1.47%[4]	1.42%	1.42%

Net investment income to average net assets:
Net investment income before reimbursements	6.62%[4]	4.61%[4]	5.76%[4]	6.39%	6.09%
Net investment income after reimbursements	6.82%[4]	4.73%[4]	5.87%[4]	6.48%	6.20%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income Fund

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$7.52	$7.51	$7.91	$7.86	$8.55

Income (loss) from investment operations:
Net investment income	0.35	0.31	0.39	0.45	0.46
Net realized and unrealized gain (loss)	(2.53)	0.02	(0.40)	0.04	(0.72)

Total from investment operations	(2.18)	0.33	(0.01)	0.49	(0.26)

Less distributions:

From net investment income	(0.38)	(0.32)	(0.39)	(0.44)	(0.43)
From net realized gain	(0.01)	—	—	(—)[1]	—
Tax return of capital	—	—	(—)[1]	—	—

Total distributions	(0.39)	(0.32)	(0.39)	(0.44)	(0.43)

Net asset value at end of year	$4.95	$7.52	$7.51	$7.91	$7.86

Total return[2]	(29.86)%	4.25%	(0.01)%	6.58%	(3.30)%

Portfolio turnover rate[3]	55%	73%	117%	96%	88%

Net assets, end of year (in thousands)	$1,782	$5,762	$7,466	$10,745	$8,785

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.20%[5]	2.30%[5]	2.33%[5]	2.26%	2.29%
Expenses after reimbursements	2.01%[5]	2.18%[5]	2.22%[5]	2.17%	2.17%

Net investment income to average net assets:
Net investment income before reimbursements	5.89%[5]	3.88%[5]	5.01%[5]	5.65%	5.38%
Net investment income after reimbursements	6.08%[5]	4.00%[5]	5.12%[5]	5.74%	5.50%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$7.85	$7.84	$8.25	$8.20	$8.92
Income (loss) from investment operations:
Net investment income	0.45	0.41	0.48	0.55	0.56
Net realized and unrealized gain (loss)	(2.66)	0.01	(0.41)	0.04	(0.75)

Total from investment operations	(2.21)	0.42	0.07	0.59	(0.19)

Less distributions:

From net investment income	(0.46)	(0.41)	(0.48)	(0.54)	(0.53)
From net realized gain	(0.01)	—	—	(—)[1]	—
Tax return of capital	—	—	(—)[1]	—	—

Total distributions	(0.47)	(0.41)	(0.48)	(0.54)	(0.53)

Net asset value at end of year	$5.17	$7.85	$7.84	$8.25	$8.20

Total return[2]	(29.15)%	5.24%	1.04%	7.61%	(2.34)%

Portfolio turnover rate[3]	55%	73%	117%	96%	88%

Net assets, end of year (in thousands)	$86,347	$277,188	$261,307	$443,880	$319,419

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.20%[6]	1.30%[6]	1.32%[6]	1.26%	1.29%
Expenses after reimbursements	1.01%[6]	1.18%[6]	1.21%[6]	1.17%	1.17%

Net investment income to average net assets:
Net investment income before reimbursements	6.90%[6]	4.86%[6]	6.00%[6]	6.66%	6.40%
Net investment income after reimbursements	7.09%[6]	4.98%[6]	6.11%[6]	6.75%	6.52%

[1]	Amount is less than $0.005 per share.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

[4]

Ratios include legal expenses of $63, $1,438 and $6,538 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2022, 2021 and 2020, respectively. Expense ratios would have been lower by 0.12%, 0.01% and 0.05% and Net investment income ratios would have been higher by 0.07%, 0.01% and 0.05% excluding these expenses.

[5]

Ratios include legal expenses of $79, $756 and $4,394 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2022, 2021 and 2020, respectively. Expense ratios would have been lower by 0.14%, 0.01% and 0.05% and Net investment income ratios would have been higher by 0.07%, 0.01% and 0.05% excluding these expenses.

[6]

Ratios include legal expenses of $3,742, $34,379 and $153,663 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2022, 2021 and 2020, respectively. Expense ratios would have been lower by 0.14%, 0.01% and 0.04% and Net investment income ratios would have been higher by 0.07%, 0.01% and 0.04% excluding these expenses.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$6.80	$7.52	$9.00	$9.78	$10.60

Income (loss) from investment operations:
Net investment income	0.32	0.44	0.46	0.68	0.55
Net realized and unrealized loss	(2.39)	(0.69)	(1.46)	(0.75)	(0.58)

Total from investment operations	(2.07)	(0.25)	(1.00)	(0.07)	(0.03)

Less distributions:

From net investment income	(0.34)	(0.47)	(0.48)	(0.68)	(0.57)
From net realized gain	(0.11)	—	—	(0.03)	(0.22)
Tax return of capital	—	—	—	—	—

Total distributions	(0.45)	(0.47)	(0.48)	(0.71)	(0.79)

Net asset value at end of year	$4.28	$6.80	$7.52	$9.00	$9.78

Total return[1]	(31.54)%	(4.07)%	(11.25)%	(1.22)%	(0.12)%

Portfolio turnover rate[2]	41%	32%	80%	53%	37%

Net assets, end of year (in thousands)	$2,975	$6,834	$19,865	$110,771	$83,290

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.14%[3]	1.10%[3]	1.13%[3]	1.00%	1.05%
Expenses after reimbursements	0.89%[3]	1.00%[3]	0.99%[3]	0.92%	0.92%

Net investment income to average net assets:
Net investment income before reimbursements	6.06%[3]	6.17%[3]	7.07%[3]	6.74%	7.00%
Net investment income after reimbursements	6.31%[3]	6.27%[3]	7.21%[3]	6.82%	7.13%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$6.53	$7.22	$8.66	$9.41	$10.22

Income (loss) from investment operations:
Net investment income	0.29	0.40	0.42	0.58	0.52
Net realized and unrealized loss	(2.33)	(0.69)	(1.45)	(0.72)	(0.64)

Total from investment operations	(2.04)	(0.29)	(1.03)	(0.14)	(0.12)

Less distributions:

From net investment income	(0.29)	(0.40)	(0.41)	(0.58)	(0.47)
From net realized gain	(0.11)	—	—	(0.03)	(0.22)
Tax return of capital	—	—	—	—	—

Total distributions	(0.40)	(0.40)	(0.41)	(0.61)	(0.69)

Net asset value at end of year	$4.09	$6.53	$7.22	$8.66	$9.41

Total return[1]	(32.29)%	(4.56)%	(12.05)%	(1.94)%	(0.98)%

Portfolio turnover rate[2]	41%	32%	80%	53%	37%

Net assets, end of year (in thousands)	$291	$1,219	$1,572	$2,342	$2,012

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.91%[4]	1.84%[4]	1.96%[4]	1.75%	1.79%
Expenses after reimbursements	1.66%[4]	1.76%[4]	1.83%[4]	1.67%	1.67%

Net investment income to average net assets:
Net investment income before reimbursements	5.09%[4]	5.36%[4]	5.20%[4]	5.96%	5.93%
Net investment income after reimbursements	5.34%[4]	5.44%[4]	5.33%[4]	6.04%	6.05%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$6.69	$7.40	$8.83	$9.60	$10.41
Income (loss) from investment operations:
Net investment income	0.37	0.50	0.49	0.69	0.60
Net realized and unrealized loss	(2.40)	(0.73)	(1.44)	(0.74)	(0.61)

Total from investment operations	(2.03)	(0.23)	(0.95)	(0.05)	(0.01)

Less distributions:

From net investment income	(0.35)	(0.48)	(0.48)	(0.69)	(0.58)
From net realized gain	(0.11)	—	—	(0.03)	(0.22)
Tax return of capital	—	—	—	—	—

Total distributions	(0.46)	(0.48)	(0.48)	(0.72)	(0.80)

Net asset value at end of year	$4.20	$6.69	$7.40	$8.83	$9.60

Total return[1]	(31.54)%	(3.75)%	(10.94)%	(1.01)%	0.11%

Portfolio turnover rate[2]	41%	32%	80%	53%	37%

Net assets, end of year (in thousands)	$52,073	$124,954	$441,467	$1,195,492	$693,577

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	0.90%[5]	0.84%[5]	0.91%[5]	0.75%	0.79%
Expenses after reimbursements	0.65%[5]	0.75%[5]	0.79%[5]	0.67%	0.67%

Net investment income to average net assets:
Net investment income before reimbursements	6.22%[5]	6.38%[5]	6.98%[5]	7.04%	7.30%
Net investment income after reimbursements	6.47%[5]	6.47%[5]	7.10%[5]	7.12%	7.42%

[1]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[2]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

[3]

Ratios include legal expenses of $(1,101), $10,827 and $37,676 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2022, 2021 and 2020, respectively. Expense ratios would have been higher by 0.03% and lower by 0.08% and 0.07% and Net investment income ratios would have been lower by 0.03% and higher by 0.08% and 0.07% excluding these expenses.

[4]

Ratios include legal expenses of $(46), $1,388 and $2,841 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2022, 2021 and 2020, respectively. Expense ratios would have been higher by 0.01% and lower by 0.09% and 0.16% and Net investment income ratios would have been lower by 0.01% and higher by 0.09% and 0.16% excluding these expenses.

[5]

Ratios include legal expenses of $(12,847), $182,441 and $835,457 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2022, 2021 and 2020, respectively. Expense ratios would have been higher by 0.02% and lower by 0.08% and 0.12% and Net investment income ratios would have been lower by 0.02% and higher by 0.08% and 0.12% excluding these expenses.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Active Equity Fund

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$12.55	$11.08	$10.46	$10.53	$12.72

Income (loss) from investment operations:
Net investment income	0.08 [1]	0.15	0.11 [1]	0.13	0.08
Net realized and unrealized gain (loss)	(3.26)	1.44	0.56	0.85	(1.05)

Total from investment operations	(3.18)	1.59	0.67	0.98	(0.97)

Less distributions:

From net investment income	(0.18)	(0.12)	(0.05)	(0.09)	(0.20)
From net realized gain	(3.07)	—	—	(0.94)	(1.02)
Tax return of capital	(0.01)	—	—	(0.02)	—

Total distributions	(3.26)	(0.12)	(0.05)	(1.05)	(1.22)

Net asset value at end of year	$6.11	$12.55	$11.08	$10.46	$10.53

Total return[2]	(33.53)%	14.23%	6.49%	10.73%	(8.59)%

Portfolio turnover rate[3]	264%	206%	228%	153%	164%

Net assets, end of year (in thousands)	$804	$1,611	$1,616	$209	$223

Ratios to average net assets:

Total expenses to average net assets:
Expenses before reimbursements	1.52%	1.49%	1.55%	1.96%	2.20%
Expenses after reimbursements	1.27%	1.27%	1.27%	1.27%	1.27%

Net investment income to average net assets:
Net investment income before reimbursements	0.68%	0.91%	0.73%	0.55%	0.56%
Net investment income after reimbursements	0.93%	1.13%	1.01%	1.24%	1.49%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Active Equity Fund

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$12.33	$10.90	$10.32	$10.43	$12.65

Income (loss) from investment operations:
Net investment income	0.01 [1]	0.05	— [1,4]	0.07	0.03
Net realized and unrealized gain (loss)	(3.18)	1.42	0.58	0.83	(1.10)

Total from investment operations	(3.17)	1.47	0.58	0.90	(1.07)

Less distributions:

From net investment income	(0.13)	(0.04)	(—)[4]	(0.05)	(0.13)
From net realized gain	(3.07)	—	—	(0.94)	(1.02)
Tax return of capital	(—)[4]	—	—	(0.02)	—

Total distributions	(3.20)	(0.04)	—	(1.01)	(1.15)

Net asset value at end of year	$5.96	$12.33	$10.90	$10.32	$10.43

Total return[2]	(34.05)%	13.41%	5.76%	9.88%	(9.40)%

Portfolio turnover rate[3]	264%	206%	228%	153%	164%

Net assets, end of year (in thousands)	$1	$2	$2	$12	$11

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.30%	2.25%	2.31%	2.71%	2.73%
Expenses after reimbursements	2.02%	2.02%	2.02%	2.02%	2.02%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.10)%	0.14%	(0.30)%	(0.17)%	(0.51)%
Net investment income (loss) after reimbursements	0.18%	0.37%	(0.01)%	0.52%	0.20%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Active Equity Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$12.63	$11.15	$10.51	$10.56	$12.74
Income (loss) from investment operations:
Net investment income	0.09 [1]	0.18	0.10 [1]	0.16	0.14
Net realized and unrealized gain (loss)	(3.28)	1.45	0.60	0.86	(1.09)

Total from investment operations	(3.19)	1.63	0.70	1.02	(0.95)

Less distributions:

From net investment income	(0.20)	(0.15)	(0.06)	(0.10)	(0.21)
From net realized gain	(3.07)	—	—	(0.94)	(1.02)
Tax return of capital	(0.01)	—	—	(0.03)	—

Total distributions	(3.28)	(0.15)	(0.06)	(1.07)	(1.23)

Net asset value at end of year	$6.16	$12.63	$11.15	$10.51	$10.56

Total return[2]	(33.40)%	14.50%	6.79%	11.05%	(8.41)%

Portfolio turnover rate[3]	264%	206%	228%	153%	164%

Net assets, end of year (in thousands)	$75,264	$96,417	$80,474	$20,502	$17,436

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.27%	1.24%	1.29%	1.72%	1.73%
Expenses after reimbursements	1.02%	1.02%	1.02%	1.02%	1.02%

Net investment income to average net assets:
Net investment income before reimbursements	0.87%	1.15%	0.67%	0.83%	0.47%
Net investment income after reimbursements	1.12%	1.37%	0.94%	1.53%	1.18%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

[4]	Amount is less than $0.005 per share.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$15.32	$10.99	$8.84	$8.02	$10.33

Income (loss) from investment operations:
Net investment income (loss)	0.06 [1]	(0.18)	(0.20)	(0.01)	0.04
Net realized and unrealized gain (loss)	(5.15)	4.51	2.35	0.83	(2.17)

Total from investment operations	(5.09)	4.33	2.15	0.82	(2.13)

Less distributions:

From net investment income	—	—	—	(—)[2]	(0.17)
From net realized gain	—	—	—	—	—
Tax return of capital	(0.16)	—	—	(—)[2]	(0.01)

Total distributions	(0.16)	—	—	—	(0.18)

Net asset value at end of year	$10.07	$15.32	$10.99	$8.84	$8.02

Total return[3]	(33.37)%	39.40%	24.32%	10.27%	(20.96)%

Portfolio turnover rate[4]	50%	77%	62%	60%	112%

Net assets, end of year (in thousands)	$393	$321	$388	$1,356	$1,447

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	3.08%	2.75%	2.78%	2.30%	2.37%
Expenses after reimbursements	1.77%	1.77%	1.77%	1.77%	1.77%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.78)%	(1.48)%	(1.74)%	(0.62)%	(0.31)%
Net investment income (loss) after reimbursements	0.53%	(0.50)%	(0.73)%	(0.09)%	0.29%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$15.79	$11.40	$9.22	$8.42	$10.90

Income (loss) from investment operations:
Net investment income (loss)	(0.06)[1]	(0.32)	(0.34)	(0.38)	0.01
Net realized and unrealized gain (loss)	(5.28)	4.71	2.52	1.18	(2.33)

Total from investment operations	(5.34)	4.39	2.18	0.80	(2.32)

Less distributions:

From net investment income	—	—	—	—	(0.16)
From net realized gain	—	—	—	—	—
Tax return of capital	(0.09)	—	—	—	— [2]

Total distributions	(0.09)	—	—	—	(0.16)

Net asset value at end of year	$10.36	$15.79	$11.40	$9.22	$8.42

Total return[3]	(33.91)%	38.51%	23.64%	9.50%	(21.62)%

Portfolio turnover rate[4]	50%	77%	62%	60%	112%

Net assets, end of year (in thousands)	$41	$162	$135	$144	$272

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	3.72%	3.47%	3.91%	3.05%	3.09%
Expenses after reimbursements	2.52%	2.52%	2.52%	2.52%	2.52%

Net investment loss to average net assets:
Net investment loss before reimbursements	(1.67)%	(2.09)%	(2.70)%	(1.48)%	(1.30)%
Net investment loss after reimbursements	(0.47)%	(1.14)%	(1.31)%	(0.95)%	(0.73)%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$19.82	$14.19	$11.39	$10.32	$13.19
Income (loss) from investment operations:
Net investment income (loss)	0.09 [1]	(0.02)	(0.10)	0.02	0.05
Net realized and unrealized gain (loss)	(6.65)	5.65	2.90	1.06	(2.73)

Total from investment operations	(6.56)	5.63	2.80	1.08	(2.68)

Less distributions:

From net investment income	—	—	—	(0.01)	(0.18)
From net realized gain	—	—	—	—	—
Tax return of capital	(0.17)	—	—	(—)[2]	(0.01)

Total distributions	(0.17)	—	—	(0.01)	(0.19)

Net asset value at end of year	$13.09	$19.82	$14.19	$11.39	$10.32

Total return[3]	(33.21)%	39.68%	24.58%	10.52%	(20.60)%

Portfolio turnover rate[4]	50%	77%	62%	60%	112%

Net assets, end of year (in thousands)	$6,237	$10,994	$7,419	$26,296	$32,456

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.77%	2.45%	2.56%	2.05%	2.06%
Expenses after reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.66)%	(1.02)%	(1.51)%	(0.38)%	(0.16)%
Net investment income (loss) after reimbursements	0.59%	(0.09)%	(0.47)%	0.15%	0.38%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]	Amount is less than $0.005 per share.
[3]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[4]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Frontier Equity Fund

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$10.13	$7.07	$8.02	$7.66	$9.99

Income (loss) from investment operations:
Net investment income (loss)	0.08 [1]	0.02 [1]	(0.01)[1]	0.14	0.08
Net realized and unrealized gain (loss)	(1.67)	3.10	(0.91)	0.37	(1.47)

Total from investment operations	(1.59)	3.12	(0.92)	0.51	(1.39)

Less distributions:

From net investment income	(0.18)	(0.06)	(0.03)	(0.15)	(0.08)
From net realized gain	—	—	—	—	(0.82)
Tax return of capital	—	—	—	—	(0.04)

Total distributions	(0.18)	(0.06)	(0.03)	(0.15)	(0.94)

Net asset value at end of year	$8.36	$10.13	$7.07	$8.02	$7.66

Total return[2]	(15.92)%	44.20%	(11.47)%	6.58%	(15.44)%

Portfolio turnover rate[3]	95%	87%	108%	93%	80%

Net assets, end of year (in thousands)	$3,018	$2,561	$656	$6,985	$7,645

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.24%	2.11%	2.18%	2.12%	2.20%
Expenses after reimbursements	1.77%	1.77%	1.77%	1.77%	1.77%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.49%	(0.09)%	(0.59)%	1.61%	0.46%
Net investment income (loss) after reimbursements	0.96%	0.25%	(0.18)%	1.96%	0.89%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Frontier Equity Fund

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$9.75	$6.82	$7.80	$7.47	$9.82

Income (loss) from investment operations:
Net investment income (loss)	0.02 [1]	(0.03)[1]	0.01 [1]	0.02	0.03
Net realized and unrealized gain (loss)	(1.62)	2.97	(0.96)	0.42	(1.48)

Total from investment operations	(1.60)	2.94	(0.95)	0.44	(1.45)

Less distributions:

From net investment income	(0.12)	(0.01)	(0.03)	(0.11)	(0.05)
From net realized gain	—	—	—	—	(0.82)
Tax return of capital	—	—	—	—	(0.03)

Total distributions	(0.12)	(0.01)	(0.03)	(0.11)	(0.90)

Net asset value at end of year	$8.03	$9.75	$6.82	$7.80	$7.47

Total return[2]	(16.58)%	43.13%	(12.13)%	5.87%	(16.30)%

Portfolio turnover rate[3]	95%	87%	108%	93%	80%

Net assets, end of year (in thousands)	$293	$209	$286	$305	$408

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	3.00%	2.89%	3.01%	2.88%	2.94%
Expenses after reimbursements	2.52%	2.52%	2.52%	2.52%	2.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.21)%	(0.77)%	(0.41)%	0.48%	(0.18)%
Net investment income (loss) after reimbursements	0.27%	(0.40)%	0.08%	0.84%	0.24%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Frontier Equity Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$11.77	$8.20	$9.32	$8.86	$11.38
Income (loss) from investment operations:
Net investment income	0.11 [1]	0.06 [1]	0.09 [1]	0.16	0.12
Net realized and unrealized gain (loss)	(1.95)	3.58	(1.13)	0.46	(1.69)

Total from investment operations	(1.84)	3.64	(1.04)	0.62	(1.57)

Less distributions:

From net investment income	(0.20)	(0.07)	(0.08)	(0.16)	(0.08)
From net realized gain	—	—	—	—	(0.82)
Tax return of capital	—	—	—	—	(0.05)

Total distributions	(0.20)	(0.07)	(0.08)	(0.16)	(0.95)

Net asset value at end of year	$9.73	$11.77	$8.20	$9.32	$8.86

Total return[2]	(15.78)%	44.50%	(11.17)%	6.97%	(15.11)%

Portfolio turnover rate[3]	95%	87%	108%	93%	80%

Net assets, end of year (in thousands)	$69,320	$77,540	$53,053	$81,047	$77,788

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.98%	1.88%	2.00%	1.88%	1.95%
Expenses after reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income to average net assets:
Net investment income before reimbursements	0.64%	0.23%	0.58%	1.39%	0.78%
Net investment income after reimbursements	1.10%	0.59%	1.06%	1.75%	1.21%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity Fund

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$16.77	$13.08	$11.18	$9.38	$11.16

Income (loss) from investment operations:
Net investment income (loss)	0.13	(0.06)[1]	0.08	0.05	0.01
Net realized and unrealized gain (loss)	(5.67)	4.07	1.84	1.97	(1.55)

Total from investment operations	(5.54)	4.01	1.92	2.02	(1.54)

Less distributions:

From net investment income	(0.09)	(0.10)	(0.02)	(0.22)	(0.23)
From net realized gain	(2.83)	(0.22)	—	—	—
Tax return of capital	(0.02)	—	—	—	(0.01)

Total distributions	(2.94)	(0.32)	(0.02)	(0.22)	(0.24)

Net asset value at end of year	$8.29	$16.77	$13.08	$11.18	$9.38

Total return[2]	(39.01)%	30.92%	17.21%	21.66%	(14.16)%

Portfolio turnover rate[3]	85%	77%	76%	76%	113%

Net assets, end of year (in thousands)	$3,081	$3,872	$1,394	$641	$303

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.65%	1.56%	1.81%	1.91%	2.19%
Expenses after reimbursements	1.42%	1.42%	1.42%	1.42%	1.42%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.75%	(0.48)%	(0.42)%	(0.01)%	(0.06)%
Net investment income (loss) after reimbursements	0.98%	(0.34)%	(0.03)%	0.48%	0.71%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity Fund

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$15.80	$12.39	$10.64	$8.96	$10.73

Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.16)[1]	(0.10)	(0.04)	(0.13)
Net realized and unrealized gain (loss)	(5.25)	3.86	1.85	1.91	(1.44)

Total from investment operations	(5.23)	3.70	1.75	1.87	(1.57)

Less distributions:

From net investment income	(0.03)	(0.07)	—	(0.19)	(0.19)
From net realized gain	(2.83)	(0.22)	—	—	—
Tax return of capital	(0.01)	—	—	—	(0.01)

Total distributions	(2.87)	(0.29)	—	(0.19)	(0.20)

Net asset value at end of year	$7.70	$15.80	$12.39	$10.64	$8.96

Total return[2]	(39.46)%	30.13%	16.45%	20.89%	(14.92)%

Portfolio turnover rate[3]	85%	77%	76%	76%	113%

Net assets, end of year (in thousands)	$105	$107	$2	$1	$1

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.42%	2.29%	2.49%	2.66%	2.96%
Expenses after reimbursements	2.17%	2.17%	2.17%	2.17%	2.17%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.12%	(1.11)%	(1.22)%	(0.95)%	(1.25)%
Net investment income (loss) after reimbursements	0.37%	(0.99)%	(0.90)%	(0.46)%	(0.46)%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity Fund

	Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value at beginning of year	$16.23	$12.65	$10.81	$9.06	$10.78
Income (loss) from investment operations:
Net investment income (loss)	0.17	(0.02)[1]	0.11	0.06	0.07
Net realized and unrealized gain (loss)	(5.47)	3.92	1.77	1.93	(1.54)

Total from investment operations	(5.30)	3.90	1.88	1.99	(1.47)

Less distributions:

From net investment income	(0.11)	(0.10)	(0.04)	(0.24)	(0.24)
From net realized gain	(2.83)	(0.22)	—	—	—
Tax return of capital	(0.02)	—	—	—	(0.01)

Total distributions	(2.96)	(0.32)	(0.04)	(0.24)	(0.25)

Net asset value at end of year	$7.97	$16.23	$12.65	$10.81	$9.06

Total return[2]	(38.85)%	31.24%	17.41%	22.05%	(14.01)%

Portfolio turnover rate[3]	85%	77%	76%	76%	113%

Net assets, end of year (in thousands)	$90,921	$116,727	$82,385	$35,011	$24,162

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.41%	1.32%	1.56%	1.66%	1.95%
Expenses after reimbursements	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	1.10%	(0.26)%	(0.22)%	0.09%	0.10%
Net investment income (loss) after reimbursements	1.34%	(0.11)%	0.17%	0.58%	0.88%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]

Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity ESG Fund

	Class A

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2022	2021	2020[1]

Net asset value at beginning of period	$14.91	$12.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.09)	(0.01)
Net realized and unrealized gain (loss)	(5.27)	3.04	2.06

Total from investment operations	(5.26)	2.95	2.05

Less distributions:

From net investment income	—	(0.09)	—
From net realized gain	(2.03)	—	—
Tax return of capital	(0.01)	—	—

Total distributions	(2.04)	(0.09)	—

Net asset value at end of period	$7.61	$14.91	$12.05

Total return[2]	(40.26)%	24.50%	20.50%

Portfolio turnover rate[3]	49%	55%	45%

Net assets, end of period (in thousands)	$1	$2	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	2.49%	2.39%	4.16%
Expenses after reimbursements	1.42%	1.42%	1.42%

Net investment loss to average net assets:
Net investment loss before reimbursements	(1.12)%	(1.56)%	(2.89)%
Net investment loss after reimbursements	(0.05)%	(0.59)%	(0.15)%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity ESG Fund

		Class C

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2022	2021	2020[1]

Net asset value at beginning of period	$14.77	$12.00	$10.00

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.20)	(0.06)
Net realized and unrealized gain (loss)	(5.23)	3.05	2.06

Total from investment operations	(5.27)	2.85	2.00

Less distributions:

From net investment income	—	(0.08)	—
From net realized gain	(2.03)	—	—
Tax return of capital	—	—	—

Total distributions	(2.03)	(0.08)	—

Net asset value at end of period	$7.47	$14.77	$12.00

Total return[2]	(40.76)%	23.81%	20.00%

Portfolio turnover rate[3]	49%	55%	45%

Net assets, end of period (in thousands)	$1	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	3.22%	3.14%	4.77%
Expenses after reimbursements	2.17%	2.17%	2.17%

Net investment loss to average net assets:
Net investment loss before reimbursements	(1.85)%	(2.32)%	(3.50)%
Net investment loss after reimbursements	(0.80)%	(1.35)%	(0.90)%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Equity ESG Fund

	Institutional Class

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2022	2021	2020[1]

Net asset value at beginning of period	$14.96	$12.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.05)	0.01
Net realized and unrealized gain (loss)	(5.29)	3.04	2.05

Total from investment operations	(5.26)	2.99	2.06

Less distributions:

From net investment income	—	(0.09)	(—)[5]
From net realized gain	(2.03)	—	—
Tax return of capital	(0.02)	—	—

Total distributions	(2.05)	(0.09)	—

Net asset value at end of period	$7.65	$14.96	$12.06

Total return[2]	(40.10)%	24.82%	20.60%

Portfolio turnover rate[3]	49%	55%	45%

Net assets, end of period (in thousands)	$8,884	$15,041	$12,062

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	2.12%	2.16%	3.68%
Expenses after reimbursements	1.17%	1.17%	1.17%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.74)%	(1.34)%	(2.41)%
Net investment income (loss) after reimbursements	0.21%	(0.35)%	0.10%

[1]	Class A, Class C and the Institutional Class commenced investment operations on February 26, 2020.
[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.
[5]	Amount is less than $0.005 per share.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Short Duration Select Fund

		Class A

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2022	2021	2020[1]

Net asset value at beginning of period	$9.80	$10.18	$10.00

Income (loss) from investment operations:
Net investment income	0.29	0.38	0.14
Net realized and unrealized gain (loss)	(1.48)	(0.35)	0.19

Total from investment operations	(1.19)	0.03	0.33

Less distributions:

From net investment income	(0.29)	(0.38)	(0.15)
From net realized gain	(—)[2]	(0.03)	—
Tax return of capital	—	—	—

Total distributions	(0.29)	(0.41)	(0.15)

Net asset value at end of period	$8.32	$9.80	$10.18

Total return[3]	(12.27)%	0.20%	3.30%

Portfolio turnover rate[4]	52%	43%	12%

Net assets, end of period (in thousands)	$1	$1	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Expenses before reimbursements	2.05%	1.71%	4.87%
Expenses after reimbursements	0.92%	0.92%	0.92%

Net investment income to average net assets:
Net investment income before reimbursements	2.06%	2.88%	0.05%
Net investment income after reimbursements	3.19%	3.67%	4.00%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Short Duration Select Fund

		Class C

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2022	2021	2020[1]

Net asset value at beginning of period	$9.80	$10.18	$10.00

Income (loss) from investment operations:
Net investment income	0.22	0.30	0.12
Net realized and unrealized gain (loss)	(1.48)	(0.35)	0.18

Total from investment operations	(1.26)	(0.05)	0.30

Less distributions:

From net investment income	(0.22)	(0.30)	(0.12)
From net realized gain	(—)[2]	(0.03)	—
Tax return of capital	—	—	—

Total distributions	(0.22)	(0.33)	(0.12)

Net asset value at end of period	$8.32	$9.80	$10.18

Total return[3]	(12.94)%	(0.57)%	3.03%

Portfolio turnover rate[4]	52%	43%	12%

Net assets, end of period (in thousands)	$1	$1	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Expenses before reimbursements	2.72%	2.42%	5.60%
Expenses after reimbursements	1.67%	1.67%	1.67%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	1.39%	2.16%	(0.68)%
Net investment income after reimbursements	2.44%	2.91%	3.25%

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Short Duration Select Fund

	Institutional Class

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2022	2021	2020[1]

Net asset value at beginning of period	$9.80	$10.18	$10.00

Income (loss) from investment operations:
Net investment income	0.30	0.40	0.16
Net realized and unrealized gain (loss)	(1.48)	(0.35)	0.18

Total from investment operations	(1.18)	0.05	0.34

Less distributions:

From net investment income	(0.30)	(0.40)	(0.16)
From net realized gain	(—)[2]	(0.03)	—
Tax return of capital	—	—	—

Total distributions	(0.30)	(0.43)	(0.16)

Net asset value at end of period	$8.32	$9.80	$10.18

Total return[3]	(12.16)%	0.40%	3.43%

Portfolio turnover rate[4]	52%	43%	12%

Net assets, end of period (in thousands)	$8,996	$10,286	$10,317

Ratios to average net assets:[5]
Total expenses to average net assets:
Expenses before reimbursements	1.48%	1.38%	4.58%
Expenses after reimbursements	0.67%	0.67%	0.67%

Net investment income to average net assets:
Net investment income before reimbursements	2.54%	3.21%	0.29%
Net investment income after reimbursements	3.35%	3.92%	4.20%

[1]	Class A, Class C and the Institutional Class commenced investment operations on June 15, 2020.
[2]	Amount is less than $0.005 per share.
[3]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[4]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[5]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Investment Grade Income Fund

		Class A

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2022	2021	2020[1]

Net asset value at beginning of period	$9.90	$9.85	$10.00

Income (loss) from investment operations:
Net investment income	0.30	0.32	0.03
Net realized and unrealized gain (loss)	(2.37)	0.06	(0.15)

Total from investment operations	(2.07)	0.38	(0.12)

Less distributions:

From net investment income	(0.31)	(0.33)	(0.03)
From net realized gain	—	—	—
Tax return of capital	—	—	—

Total distributions	(0.31)	(0.33)	(0.03)

Net asset value at end of period	$7.52	$9.90	$9.85

Total return[2]	(21.27)%	3.85%	(1.19)%

Portfolio turnover rate[3]	53%	44%	3%

Net assets, end of period (in thousands)	$1	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	1.56%	1.77%	4.88%
Expenses after reimbursements	0.97%	0.97%	0.97%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	2.87%	2.42%	(1.27)%
Net investment income after reimbursements	3.46%	3.22%	2.64%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Investment Grade Income Fund

		Class C

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2022	2021	2020[1]

Net asset value at beginning of period	$9.90	$9.85	$10.00

Income (loss) from investment operations:
Net investment income	0.24	0.25	0.02
Net realized and unrealized gain (loss)	(2.38)	0.05	(0.15)

Total from investment operations	(2.14)	0.30	(0.13)

Less distributions:

From net investment income	(0.24)	(0.25)	(0.02)
From net realized gain	—	—	—
Tax return of capital	—	—	—

Total distributions	(0.24)	(0.25)	(0.02)

Net asset value at end of period	$7.52	$9.90	$9.85

Total return[2]	(21.84)%	3.08%	(1.26)%

Portfolio turnover rate[3]	53%	44%	3%

Net assets, end of period (in thousands)	$1	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	2.12%	2.49%	5.62%
Expenses after reimbursements	1.72%	1.72%	1.72%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	2.34%	1.70%	(2.02)%
Net investment income after reimbursements	2.74%	2.47%	1.88%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Investment Grade Income Fund

	Institutional Class

	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,
	2022	2021	2020[1]

Net asset value at beginning of period	$9.90	$9.85	$10.00

Income (loss) from investment operations:
Net investment income	0.32	0.35	0.03
Net realized and unrealized gain (loss)	(2.37)	0.05	(0.15)

Total from investment operations	(2.05)	0.40	(0.12)

Less distributions:

From net investment income	(0.32)	(0.35)	(0.03)
From net realized gain	—	—	—
Tax return of capital	—	—	—

Total distributions	(0.32)	(0.35)	(0.03)

Net asset value at end of period	$7.53	$9.90	$9.85

Total return[2]	(21.02)%	4.03%	(1.16)%

Portfolio turnover rate[3]	53%	44%	3%

Net assets, end of period (in thousands)	$16,042	$20,442	$19,757

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	1.19%	1.48%	4.43%
Expenses after reimbursements	0.72%	0.72%	0.72%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	3.21%	2.66%	(0.92)%
Net investment income after reimbursements	3.68%	3.42%	2.79%

[1]	Class A, Class C and the Institutional Class commenced investment operations on September 17, 2020.
[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income ESG Fund

	Class A

	Year Ended	Period Ended
	October 31,	October 31,
	2022	2021[1]

Net asset value at beginning of period	$9.11	$10.00

Income (loss) from investment operations:
Net investment income	0.36	0.29
Net realized and unrealized loss	(2.83)	(0.89)

Total from investment operations	(2.47)	(0.60)

Less distributions:

From net investment income	(0.36)	(0.29)
From net realized gain	(0.02)	—
Tax return of capital	—	—

Total distributions	(0.38)	(0.29)

Net asset value at end of period	$6.26	$9.11

Total return[2]	(27.67)%	(6.11)%

Portfolio turnover rate[3]	34%	15%

Net assets, end of period (in thousands)	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	2.59%	3.35%
Expenses after reimbursements	1.12%	1.12%

Net investment income to average net assets:
Net investment income before reimbursements	3.26%	2.26%
Net investment income after reimbursements	4.73%	4.49%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income ESG Fund

	Class C

	Year Ended	Period Ended
	October 31,	October 31,
	2022	2021[1]

Net asset value at beginning of period	$9.11	$10.00

Income (loss) from investment operations:
Net investment income	0.30	0.24
Net realized and unrealized loss	(2.82)	(0.88)

Total from investment operations	(2.52)	(0.64)

Less distributions:

From net investment income	(0.31)	(0.25)
From net realized gain	(0.02)	—
Tax return of capital	—	—

Total distributions	(0.33)	(0.25)

Net asset value at end of period	$6.26	$9.11

Total return[2]	(28.23)%	(6.55)%

Portfolio turnover rate[3]	34%	15%

Net assets, end of period (in thousands)	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	3.32%	4.10%
Expenses after reimbursements	1.87%	1.87%

Net investment income to average net assets:
Net investment income before reimbursements	2.53%	1.52%
Net investment income after reimbursements	3.98%	3.75%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Income ESG Fund

	Institutional Class

	Year Ended	Period Ended
	October 31,	October 31,
	2022	2021[1]

Net asset value at beginning of period	$9.11	$10.00

Income (loss) from investment operations:
Net investment income	0.37	0.31
Net realized and unrealized loss	(2.83)	(0.89)

Total from investment operations	(2.46)	(0.58)

Less distributions:

From net investment income	(0.37)	(0.31)
From net realized gain	(0.02)	—
Tax return of capital	—	—

Total distributions	(0.39)	(0.31)

Net asset value at end of period	$6.26	$9.11

Total return[2]	(27.56)%	(5.96)%

Portfolio turnover rate[3]	34%	15%

Net assets, end of period (in thousands)	$6,720	$9,356

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	2.12%	3.08%
Expenses after reimbursements	0.87%	0.87%

Net investment income to average net assets:
Net investment income before reimbursements	3.66%	2.52%
Net investment income after reimbursements	4.91%	4.73%

[1]	Class A, Class C and the Institutional Class commenced investment operations on February 26, 2021.
[2]

Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $7,751,878)
Angola (Rep of), 8.250%, 05/09/2028		1,105,000	$929,305	0.19
Angola (Rep of), 8.000%, 11/26/2029		1,471,000	1,194,011	0.24
Angola (Rep of), 8.750%, 04/14/2032		794,000	639,567	0.13
Angola (Rep of), 9.375%, 05/08/2048		3,507,000	2,661,111	0.54
Angola (Rep of), 9.125%, 11/26/2049		1,480,000	1,112,960	0.23
			6,536,954	1.33

Argentina (Cost $20,692,962)
Argentina (Rep of), 1.000%, 07/09/2029		1,727,840	354,278	0.07
Argentina (Rep of), (Step to 0.750% on 07/09/2023), 0.500%, 07/09/2030[2]		20,083,451	4,233,116	0.86
Argentina (Rep of), (Step to 3.625% on 07/09/2023), 1.500%, 07/09/2035[2]		11,747,271	2,331,505	0.47
Argentina (Rep of), (Step to 4.250% on 07/09/2023), 3.875%, 01/09/2038[2]		2,172,373	562,075	0.12
Argentina (Rep of), (Step to 4.875% on 07/09/2029), 3.500%, 07/09/2041[2]		4,573,926	1,089,534	0.22
YPF S.A., (Step to 9.000% on 01/01/2023), 4.000%, 02/12/2026[2]		770,000	675,714	0.14
YPF S.A., (Step to 9.000% on 01/01/2023), 2.500%, 06/30/2029[2]		3,500,000	2,197,440	0.45
			11,443,662	2.33

Azerbaijan (Cost $3,222,746)
Southern Gas Corridor CJSC, 6.875%, 03/24/2026		1,941,000	1,907,071	0.39
State Oil Co. of the Azerbaijan Republic, 6.950%, 03/18/2030		961,000	933,208	0.19
			2,840,279	0.58

Bahrain (Cost $3,401,500)
Bahrain (Rep of), 7.500%, 09/20/2047		1,598,000	1,275,108	0.26
Oil and Gas Holding (The) Co. BSCC, 7.625%, 11/07/2024		937,000	927,817	0.19
Oil and Gas Holding (The) Co. BSCC, 8.375%, 11/07/2028		750,000	734,549	0.15
			2,937,474	0.60

Brazil (Cost $67,209,172)
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 4.398%), 6.250%, 04/15/2024[3]		5,595,000	4,916,942	1.00
Brazil (Rep of), 4.250%, 01/07/2025		2,732,000	2,658,955	0.54
Brazil (Rep of), 2.875%, 06/06/2025		1,475,000	1,382,622	0.28
Brazil (Rep of), 6.000%, 04/07/2026		830,000	847,778	0.17
Brazil (Rep of), 4.625%, 01/13/2028		820,000	769,457	0.16
Brazil (Rep of), 8.250%, 01/20/2034		607,000	655,665	0.13
Brazil (Rep of), 5.000%, 01/27/2045		1,451,000	1,041,536	0.21
Brazil (Rep of), 5.625%, 02/21/2047		739,000	560,475	0.11
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/2025[4]	BRL	89,511,000	13,618,235	2.77
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/2025[4]	BRL	220,000	31,774	0.01

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
Brazil (continued)
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	BRL	78,100,000	$14,331,786	2.91
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2029	BRL	13,380,000	2,397,016	0.49
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2031	BRL	3,075,000	540,982	0.11
MC Brazil Downstream Trading S.A.R.L., 7.250%, 06/30/2031		1,535,000	1,172,894	0.24
Oi S.A., 10.000%, 07/27/2025[5]		23,583,000	6,132,827	1.25
			51,058,944	10.38

Chile (Cost $18,177,310)
Bonos de la Tesoreria de la Republica en pesos, 5.000%, 10/01/2028[6]	CLP	455,000,000	441,725	0.09
Bonos de la Tesoreria de la Republica en pesos, 7.000%, 05/01/2034[6]	CLP	1,535,000,000	1,692,918	0.34
Chile (Rep of), 2.750%, 01/31/2027		473,000	424,219	0.09
Chile (Rep of), 3.240%, 02/06/2028		493,000	442,381	0.09
Chile (Rep of), 2.550%, 07/27/2033		547,000	406,737	0.08
Chile (Rep of), 3.100%, 05/07/2041		1,950,000	1,286,997	0.26
Chile (Rep of), 3.500%, 01/25/2050		2,763,000	1,814,622	0.37
Chile (Rep of), 3.100%, 01/22/2061		1,327,000	741,893	0.15
Corp. Nacional del Cobre de Chile, 5.625%, 10/18/2043		1,209,000	1,072,485	0.22
Corp. Nacional del Cobre de Chile, 4.875%, 11/04/2044		390,000	319,233	0.06
Corp. Nacional del Cobre de Chile, 4.500%, 08/01/2047		368,000	277,076	0.06
Corp. Nacional del Cobre de Chile, 4.375%, 02/05/2049		779,000	573,808	0.12
Corp. Nacional del Cobre de Chile, 3.150%, 01/15/2051		446,000	270,553	0.05
Empresa de Transporte de Pasajeros Metro S.A., 4.700%, 05/07/2050		1,581,000	1,175,872	0.24
Empresa Nacional del Petroleo, 3.750%, 08/05/2026		730,000	647,898	0.13
Empresa Nacional del Petroleo, 4.500%, 09/14/2047		1,207,000	769,462	0.16
Latam Airlines Group S.A., 13.375%, 10/15/2029[6]		1,730,000	1,721,350	0.35
			14,079,229	2.86

China (Cost $83,044,819)
Central China Real Estate Ltd., 7.650%, 08/27/2023		3,520,000	533,703	0.11
Central China Real Estate Ltd., 7.750%, 05/24/2024		4,550,000	622,865	0.13
CFLD Cayman Investment Ltd., 9.000%, 07/31/2021[7,8]		6,142,000	307,100	0.06
CFLD Cayman Investment Ltd., 6.900%, 01/13/2023[7]		5,000,000	250,000	0.05
China (Rep of), 2.750%, 02/17/2032	CNY	16,430,000	2,255,661	0.46
China (Rep of), 3.720%, 04/12/2051	CNY	7,150,000	1,082,072	0.22
China Evergrande Group, 8.250%, 03/23/2022[7,8]		2,055,000	71,846	0.01
China Evergrande Group, 11.500%, 01/22/2023[7]		2,800,000	98,234	0.02
China Evergrande Group, 7.500%, 06/28/2023[7]		10,500,000	367,500	0.07
China Evergrande Group, 10.500%, 04/11/2024[7]		2,300,000	80,441	0.02
China Evergrande Group, 8.750%, 06/28/2025[7]		2,745,000	99,506	0.02
Fantasia Holdings Group Co. Ltd., 15.000%, 12/18/2021[7,8]		4,515,000	219,062	0.04
Fantasia Holdings Group Co. Ltd., 7.950%, 07/05/2022[7,8]		5,635,000	307,681	0.06

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
China (continued)
Fantasia Holdings Group Co. Ltd., 12.250%, 10/18/2022[7,8]		1,189,000	$59,104	0.01
Fantasia Holdings Group Co. Ltd., 10.875%, 01/09/2023[7]		2,175,000	108,619	0.02
Kaisa Group Holdings Ltd., 11.250%, 04/09/2022[7,8]		1,260,000	76,958	0.02
Kaisa Group Holdings Ltd., 8.500%, 06/30/2022[7,8]		4,150,000	276,842	0.06
Kaisa Group Holdings Ltd., 11.950%, 10/22/2022[7,8]		1,300,000	90,348	0.02
Kaisa Group Holdings Ltd., 11.500%, 01/30/2023[7]		2,270,000	146,044	0.03
Kaisa Group Holdings Ltd., 10.875%, 07/23/2023[7]		2,900,000	181,250	0.04
Kaisa Group Holdings Ltd., 9.375%, 06/30/2024[7]		3,350,000	226,125	0.05
Kaisa Group Holdings Ltd., 11.700%, 11/11/2025[7]		2,400,000	165,600	0.03
Kaisa Group Holdings Ltd., 11.650%, 06/01/2026[7]		1,300,000	82,349	0.02
Scenery Journey Ltd., 11.500%, 10/24/2022[7,8]		3,140,000	70,798	0.01
Scenery Journey Ltd., 12.000%, 10/24/2023[7]		1,880,000	42,016	0.01
Scenery Journey Ltd., 13.750%, 11/06/2023[7]		500,000	10,096	—
Shimao Group Holdings Ltd., 4.750%, 07/03/2022[7,8]		200,000	9,046	—
Sinopec Group Overseas Development 2012 Ltd., 4.875%, 05/17/2042		710,000	625,600	0.13
Sinopec Group Overseas Development 2018 Ltd., 2.700%, 05/13/2030		1,180,000	993,246	0.20
Sinopec Group Overseas Development 2018 Ltd., 3.350%, 05/13/2050		231,000	150,706	0.03
Sunac China Holdings Ltd., 7.250%, 06/14/2022[7,8]		3,157,000	188,589	0.04
Sunac China Holdings Ltd., 7.950%, 08/08/2022[7,8]		3,200,000	192,779	0.04
Sunac China Holdings Ltd., 8.350%, 04/19/2023[7]		2,565,000	147,380	0.03
Sunac China Holdings Ltd., 7.950%, 10/11/2023[7]		3,700,000	210,085	0.04
Yuzhou Group Holdings Co. Ltd., 7.813%, 01/21/2023[7]		1,000,000	28,561	0.01
Yuzhou Group Holdings Co. Ltd., 8.500%, 02/04/2023[7]		2,425,000	70,441	0.01
Yuzhou Group Holdings Co. Ltd., 9.950%, 06/08/2023[7]		2,595,000	76,164	0.02
Yuzhou Group Holdings Co. Ltd., 6.000%, 10/25/2023[7]		3,065,000	91,730	0.02
Yuzhou Group Holdings Co. Ltd., 7.375%, 01/13/2026[7]		2,013,000	58,419	0.01
Yuzhou Group Holdings Co. Ltd., 6.350%, 01/13/2027[7]		2,440,000	70,888	0.01
Zhenro Properties Group Ltd., 8.700%, 08/03/2022[7,8]		1,110,000	44,400	0.01
Zhenro Properties Group Ltd., 8.000%, 03/06/2023[7]		488,000	14,640	—
Zhenro Properties Group Ltd., 14.724%, 03/06/2023[7]		1,360,000	26,289	0.01
Zhenro Properties Group Ltd., 8.300%, 09/15/2023[7]		3,313,000	60,770	0.01
Zhenro Properties Group Ltd., 7.875%, 04/14/2024[7]		1,269,000	24,503	0.01
			10,916,056	2.22

Colombia (Cost $22,130,747)
Colombia (Rep of), 8.125%, 05/21/2024		1,404,000	1,407,422	0.29
Colombia (Rep of), 3.875%, 04/25/2027		1,383,000	1,152,103	0.23
Colombia (Rep of), 7.375%, 09/18/2037		977,000	820,836	0.17
Colombia (Rep of), 6.125%, 01/18/2041		1,771,000	1,259,161	0.26
Colombia (Rep of), 5.625%, 02/26/2044		1,730,000	1,120,308	0.23
Colombia (Rep of), 5.000%, 06/15/2045		344,000	208,326	0.04
Colombia (Rep of), 4.125%, 05/15/2051		783,000	415,227	0.08
Colombian TES, 4.750%, 02/23/2023	COP	16,910,000	1,106,937	0.22

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
Colombia (continued)
Colombian TES, 10.000%, 07/24/2024	COP	4,248,800,000	$826,743	0.17
Colombian TES, 6.250%, 11/26/2025	COP	2,582,700,000	434,843	0.09
Colombian TES, 6.000%, 04/28/2028	COP	5,447,800,000	785,455	0.16
Colombian TES, 7.000%, 03/26/2031	COP	982,900,000	133,042	0.03
Colombian TES, 7.250%, 10/18/2034	COP	5,009,900,000	631,206	0.13
Colombian TES, 6.250%, 07/09/2036	COP	6,516,700,000	712,940	0.14
Colombian TES, 9.250%, 05/28/2042	COP	6,113,000,000	853,085	0.17
Colombian TES, 7.250%, 10/26/2050	COP	2,506,000,000	270,784	0.05
Empresas Publicas de Medellin ESP, 8.375%, 11/08/2027	COP	8,747,000,000	1,258,638	0.26
			13,397,056	2.72

Costa Rica (Cost $1,890,505)
Costa Rica (Rep of), 6.125%, 02/19/2031		1,041,000	965,414	0.20
Costa Rica (Rep of), 5.625%, 04/30/2043		960,000	696,112	0.14
			1,661,526	0.34

Croatia (Cost $1,996,079)
Croatia (Rep of), 6.000%, 01/26/2024		1,894,000	1,906,504	0.39
			1,906,504	0.39

Czech Republic (Cost $9,093,076)
Czech (Rep of), 2.500%, 08/25/2028	CZK	26,480,000	885,147	0.18
Czech (Rep of), 2.750%, 07/23/2029	CZK	78,880,000	2,607,779	0.53
Czech (Rep of), 0.050%, 11/29/2029	CZK	20,170,000	537,484	0.11
Czech (Rep of), 0.950%, 05/15/2030	CZK	1,580,000	44,429	0.01
Czech (Rep of), 1.750%, 06/23/2032	CZK	14,820,000	418,249	0.08
Czech (Rep of), 2.000%, 10/13/2033	CZK	8,260,000	229,244	0.05
Czech (Rep of), 4.200%, 12/04/2036	CZK	6,350,000	216,999	0.04
New World Resources N.V., 8.000%, 04/07/2020[7,8,9]	EUR	1,938,518	—	—
New World Resources N.V., 4.000%, 10/07/2020[7,8,9]	EUR	669,526	—	—
			4,939,331	1.00

Dominican Republic (Cost $17,260,835)
Dominican (Rep of), 5.500%, 01/27/2025		714,000	697,856	0.14
Dominican (Rep of), 6.875%, 01/29/2026		1,331,000	1,304,571	0.26
Dominican (Rep of), 9.750%, 06/05/2026	DOP	29,950,000	529,394	0.11
Dominican (Rep of), 6.000%, 07/19/2028		710,000	646,992	0.13
Dominican (Rep of), 5.500%, 02/22/2029		483,000	421,724	0.09
Dominican (Rep of), 4.875%, 09/23/2032		3,740,000	2,881,690	0.59
Dominican (Rep of), 5.300%, 01/21/2041		1,173,000	807,935	0.16
Dominican (Rep of), 6.850%, 01/27/2045		363,000	279,860	0.06
Dominican (Rep of), 6.500%, 02/15/2048		367,000	267,816	0.05
Dominican (Rep of), 6.400%, 06/05/2049		553,000	397,637	0.08
Dominican (Rep of), 5.875%, 01/30/2060		7,179,000	4,714,867	0.96
			12,950,342	2.63

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
Ecuador (Cost $11,919,094)
Ecuador (Rep of), (Step to 3.500% on 07/31/2023), 2.500%, 07/31/2035[2,6]		15,483,434	$5,656,487	1.15
Ecuador (Rep of), (Step to 2.500% on 07/31/2023), 1.500%, 07/31/2040[2]		3,544,828	1,170,405	0.24
			6,826,892	1.39

Egypt (Cost $12,755,227)
Egypt (Rep of), 6.588%, 02/21/2028		391,000	280,305	0.06
Egypt (Rep of), 7.600%, 03/01/2029		995,000	712,599	0.15
Egypt (Rep of), 5.875%, 02/16/2031		1,310,000	805,650	0.16
Egypt (Rep of), 7.625%, 05/29/2032		844,000	540,604	0.11
Egypt (Rep of), 8.500%, 01/31/2047		2,838,000	1,673,058	0.34
Egypt (Rep of), 7.903%, 02/21/2048		2,194,000	1,238,048	0.25
Egypt (Rep of), 8.700%, 03/01/2049		2,280,000	1,356,600	0.28
Egypt (Rep of), 8.875%, 05/29/2050		1,443,000	855,087	0.17
Egypt (Rep of), 8.750%, 09/30/2051		1,257,000	747,161	0.15
Egypt (Rep of), 8.150%, 11/20/2059		200,000	114,777	0.02
			8,323,889	1.69

Gabon (Cost $1,113,812)
Gabon (Rep of), 6.625%, 02/06/2031		1,534,000	1,073,217	0.22
			1,073,217	0.22

Ghana (Cost $8,676,381)
Ghana (Rep of), 8.125%, 03/26/2032		433,000	124,687	0.03
Ghana (Rep of), 8.625%, 04/07/2034		1,441,000	414,288	0.08
Ghana (Rep of), 7.875%, 02/11/2035		438,000	122,675	0.02
Ghana (Rep of), 8.875%, 05/07/2042		2,279,000	621,027	0.13
Ghana (Rep of), 8.950%, 03/26/2051		1,885,000	536,848	0.11
Ghana (Rep of), 8.750%, 03/11/2061		226,000	63,822	0.01
Tullow Oil PLC, 7.000%, 03/01/2025		2,170,000	1,410,500	0.29
Tullow Oil PLC, 10.250%, 05/15/2026		1,697,000	1,444,181	0.29
			4,738,028	0.96

Guatemala (Cost $1,645,419)
Guatemala (Rep of), 5.375%, 04/24/2032		242,000	222,882	0.05
Guatemala (Rep of), 4.650%, 10/07/2041		408,000	299,893	0.06
Guatemala (Rep of), 6.125%, 06/01/2050		865,000	742,241	0.15
			1,265,016	0.26

Hungary (Cost $5,348,885)
Hungary (Rep of), 5.375%, 03/25/2024		1,370,000	1,356,933	0.28
Hungary (Rep of), 6.750%, 10/22/2028	HUF	216,810,000	425,722	0.09
Hungary (Rep of), 3.000%, 08/21/2030	HUF	443,460,000	665,403	0.13
Hungary (Rep of), 2.125%, 09/22/2031		554,000	396,101	0.08
Hungary (Rep of), 3.000%, 10/27/2038	HUF	248,590,000	287,314	0.06
Hungary (Rep of), 3.125%, 09/21/2051		630,000	344,582	0.07
			3,476,055	0.71

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
India (Cost $9,649,595)
Export-Import Bank of India, 4.000%, 01/14/2023		1,109,000	$1,106,183	0.22
Export-Import Bank of India, 3.375%, 08/05/2026		440,000	399,594	0.08
Export-Import Bank of India, 2.250%, 01/13/2031		789,000	578,140	0.12
Greenko Solar Mauritius Ltd., 5.950%, 07/29/2026		1,725,000	1,385,175	0.28
Vedanta Resources Finance II PLC, 13.875%, 01/21/2024		1,890,000	1,579,690	0.32
Vedanta Resources Finance II PLC, 8.950%, 03/11/2025		3,120,000	1,966,754	0.40
Vedanta Resources Ltd., 6.125%, 08/09/2024		900,000	532,978	0.11
			7,548,514	1.53

Indonesia (Cost $35,768,734)
Indonesia (Rep of), 8.375%, 03/15/2024	IDR	49,215,000,000	3,224,203	0.66
Indonesia (Rep of), 8.125%, 05/15/2024	IDR	19,857,000,000	1,301,221	0.27
Indonesia (Rep of), 4.150%, 09/20/2027		420,000	397,921	0.08
Indonesia (Rep of), 9.000%, 03/15/2029	IDR	11,300,000,000	781,712	0.16
Indonesia (Rep of), 8.250%, 05/15/2029	IDR	23,273,000,000	1,554,298	0.32
Indonesia (Rep of), 10.500%, 08/15/2030	IDR	8,356,000,000	626,499	0.13
Indonesia (Rep of), 7.000%, 09/15/2030	IDR	7,151,000,000	444,477	0.09
Indonesia (Rep of), 7.750%, 04/15/2031	IDR	16,825,000,000	1,092,345	0.22
Indonesia (Rep of), 8.750%, 05/15/2031	IDR	16,566,000,000	1,141,398	0.23
Indonesia (Rep of), 8.375%, 03/15/2034	IDR	12,504,000,000	840,435	0.17
Indonesia (Rep of), 7.500%, 06/15/2035	IDR	10,880,000,000	689,204	0.14
Indonesia (Rep of), 8.500%, 10/12/2035		624,000	734,676	0.15
Indonesia (Rep of), 8.250%, 05/15/2036	IDR	10,391,000,000	693,011	0.14
Indonesia (Rep of), 6.625%, 02/17/2037		751,000	777,206	0.16
Indonesia (Rep of), 7.750%, 01/17/2038		1,071,000	1,187,746	0.24
Indonesia (Rep of), 7.500%, 05/15/2038	IDR	8,539,000,000	543,879	0.11
Indonesia (Rep of), 8.375%, 04/15/2039	IDR	12,332,000,000	834,716	0.17
Indonesia (Rep of), 5.250%, 01/17/2042		833,000	757,169	0.15
Indonesia (Rep of), 5.125%, 01/15/2045		2,183,000	1,923,282	0.39
Indonesia (Rep of), 5.950%, 01/08/2046		766,000	741,771	0.15
Indonesia (Rep of), 5.250%, 01/08/2047		546,000	489,599	0.10
Indonesia (Rep of), 4.750%, 07/18/2047		750,000	625,992	0.13
Indonesia (Rep of), 4.200%, 10/15/2050		976,000	736,790	0.15
Indonesia Asahan Aluminium Persero PT, 4.750%, 05/15/2025		376,000	358,152	0.07
Indonesia Asahan Aluminium Persero PT, 5.450%, 05/15/2030		1,299,000	1,137,517	0.23
Indonesia Asahan Aluminium Persero PT, 5.800%, 05/15/2050		200,000	144,500	0.03
Pertamina Persero PT, 6.000%, 05/03/2042		529,000	450,731	0.09
Pertamina Persero PT, 6.450%, 05/30/2044		831,000	745,771	0.15
Pertamina Persero PT, 6.500%, 11/07/2048		567,000	508,883	0.10
Pertamina Persero PT, 4.175%, 01/21/2050		622,000	412,074	0.08
Perusahaan Penerbit SBSN Indonesia III, 4.325%, 05/28/2025		217,000	213,549	0.04
Perusahaan Penerbit SBSN Indonesia III, 4.550%, 03/29/2026		1,329,000	1,302,162	0.27
Perusahaan Penerbit SBSN Indonesia III, 4.700%, 06/06/2032		453,000	423,253	0.09
Perusahaan Penerbit SBSN Indonesia III, 3.800%, 06/23/2050		298,000	210,191	0.04

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
Indonesia (continued)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.250%, 10/24/2042		620,000	$450,706	0.09
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.250%, 05/15/2047		388,000	275,965	0.06
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 6.150%, 05/21/2048		1,672,000	1,316,700	0.27
			30,089,704	6.12

Ivory Coast (Cost $4,637,040)
Ivory Coast (Rep of), 5.875%, 10/17/2031	EUR	1,353,000	1,012,187	0.21
Ivory Coast (Rep of), 4.875%, 01/30/2032	EUR	1,170,000	809,862	0.16
Ivory Coast (Rep of), 6.875%, 10/17/2040	EUR	1,015,000	669,552	0.14
Ivory Coast (Rep of), 6.625%, 03/22/2048	EUR	976,000	607,655	0.12
			3,099,256	0.63

Jamaica (Cost $3,509,417)
Digicel Group Holdings Ltd., 7.000%, (49% PIK), 11/16/2022[5]		182,108	12,747	—
Digicel Group Holdings Ltd., 8.000%, 04/01/2025[5]		1,751,382	525,415	0.11
Digicel International Finance Ltd./Digicel International Holdings Ltd., 8.750%, 05/25/2024		720,000	614,441	0.12
Digicel International Finance Ltd./Digicel International Holdings Ltd., 8.000%, 12/31/2026		400,000	200,000	0.04
Jamaica (Rep of), 7.875%, 07/28/2045		950,000	1,012,535	0.21
			2,365,138	0.48

Kazakhstan (Cost $6,652,271)
Kazakhstan (Rep of), 6.500%, 07/21/2045		1,217,000	1,077,045	0.22
Kazakhstan Temir Zholy Finance B.V., 6.950%, 07/10/2042		1,031,000	1,015,535	0.20
KazMunayGas National Co. JSC, 5.375%, 04/24/2030		1,385,000	1,136,154	0.23
KazMunayGas National Co. JSC, 3.500%, 04/14/2033		491,000	329,304	0.07
KazMunayGas National Co. JSC, 6.375%, 10/24/2048		1,088,000	780,705	0.16
			4,338,743	0.88

Lebanon (Cost $12,091,493)
Lebanon (Rep of), 6.375%, 03/09/2020[7,8]		1,855,000	106,662	0.02
Lebanon (Rep of), 5.800%, 04/14/2020[7,8]		1,719,000	100,699	0.02
Lebanon (Rep of), 6.150%, 06/19/2020[7,8]		3,148,000	184,410	0.04
Lebanon (Rep of), 8.250%, 04/12/2021[7,8]		1,610,000	96,922	0.02
Lebanon (Rep of), 6.100%, 10/04/2022[7,8]		4,808,000	289,442	0.06
Lebanon (Rep of), 6.000%, 01/27/2023[7]		1,000	60	—
Lebanon (Rep of), 6.600%, 11/27/2026[7]		1,089,000	64,171	0.01
Lebanon (Rep of), 6.850%, 03/23/2027[7]		2,314,000	136,526	0.03
Lebanon (Rep of), 7.000%, 03/23/2032[7]		1,395,000	82,305	0.02
Lebanon (Rep of), 7.050%, 11/02/2035[7]		244,000	14,396	—
Lebanon (Rep of), 7.250%, 03/23/2037[7]		867,000	51,638	0.01
			1,127,231	0.23

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
Malaysia (Cost $24,274,443)
Malaysia (Rep of), 3.757%, 04/20/2023	MYR	45,306,000	$9,626,761	1.96
Malaysia (Rep of), 3.478%, 06/14/2024	MYR	6,560,000	1,388,264	0.28
Malaysia (Rep of), 4.232%, 06/30/2031	MYR	2,488,000	515,675	0.11
Malaysia (Rep of), 3.582%, 07/15/2032	MYR	2,208,000	438,130	0.09
Malaysia (Rep of), 3.828%, 07/05/2034	MYR	3,842,000	750,835	0.15
Malaysia (Rep of), 4.254%, 05/31/2035	MYR	2,888,000	585,722	0.12
Malaysia (Rep of), 4.893%, 06/08/2038	MYR	1,707,000	363,559	0.07
Malaysia (Rep of), 3.757%, 05/22/2040	MYR	2,004,000	365,892	0.07
Malaysia (Rep of), 4.935%, 09/30/2043	MYR	747,000	157,681	0.03
Malaysia (Rep of), 4.921%, 07/06/2048	MYR	1,743,000	365,341	0.07
Malaysia (Rep of), 4.065%, 06/15/2050	MYR	2,911,000	532,446	0.11
Petronas Capital Ltd., 2.480%, 01/28/2032		1,120,000	890,042	0.18
Petronas Capital Ltd., 4.550%, 04/21/2050		2,081,000	1,706,219	0.35
Petronas Capital Ltd., 4.800%, 04/21/2060		918,000	759,636	0.16
Petronas Capital Ltd., 3.404%, 04/28/2061		1,513,000	932,909	0.19
			19,379,112	3.94

Mexico (Cost $55,404,963)
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.643%), 5.875%, 01/24/2027[3]		1,004,000	765,364	0.16
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 5.470%), 7.500%, 06/27/2029[3]		226,000	176,408	0.04
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 7.760%), 8.375%, 10/14/2030[3]		200,000	173,926	0.03
Comision Federal de Electricidad, 8.180%, 12/23/2027	MXN	24,850,000	1,102,083	0.22
Comision Federal de Electricidad, 3.875%, 07/26/2033[6]		736,000	524,400	0.11
Mexican Bonos, 10.000%, 12/05/2024	MXN	93,970,000	4,720,701	0.96
Mexican Bonos, 5.750%, 03/05/2026	MXN	108,590,000	4,832,233	0.98
Mexican Bonos, 5.500%, 03/04/2027	MXN	79,490,000	3,396,570	0.69
Mexican Bonos, 7.750%, 05/29/2031	MXN	51,490,000	2,287,379	0.46
Mexican Bonos, 7.750%, 11/23/2034	MXN	32,200,000	1,382,333	0.28
Mexican Bonos, 10.000%, 11/20/2036	MXN	40,020,000	2,028,627	0.41
Mexican Bonos, 8.500%, 11/18/2038	MXN	30,270,000	1,345,205	0.27
Mexican Bonos, 7.750%, 11/13/2042	MXN	29,770,000	1,210,821	0.25
Mexico (Rep of), 2.659%, 05/24/2031		692,000	535,706	0.11
Mexico (Rep of), 4.875%, 05/19/2033		711,000	625,552	0.13
Mexico (Rep of), 6.050%, 01/11/2040		582,000	535,255	0.11
Mexico (Rep of), 4.280%, 08/14/2041		858,000	620,839	0.13
Mexico (Rep of), 4.750%, 03/08/2044		450,000	341,141	0.07
Mexico (Rep of), 5.550%, 01/21/2045		924,000	780,003	0.16
Mexico (Rep of), 3.771%, 05/24/2061		4,491,000	2,606,517	0.53
Mexico (Rep of), 3.750%, 04/19/2071		3,424,000	1,956,324	0.40
Mexico (Rep of), 5.750%, 10/12/2110		1,116,000	846,474	0.17
Petroleos Mexicanos, 7.190%, 09/12/2024	MXN	44,460,000	2,032,525	0.41
Petroleos Mexicanos, 6.750%, 09/21/2047		4,035,000	2,430,203	0.49
Petroleos Mexicanos, 6.350%, 02/12/2048		1,400,000	803,348	0.16

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
Mexico (continued)
Petroleos Mexicanos, 7.690%, 01/23/2050		5,101,000	$3,323,152	0.68
Petroleos Mexicanos, 6.950%, 01/28/2060		6,933,000	4,160,685	0.85
			45,543,774	9.26

Mongolia (Cost $816,249)
Development Bank of Mongolia LLC, 7.250%, 10/23/2023		470,000	413,130	0.08
Mongolia (Rep of), 5.625%, 05/01/2023		203,000	191,327	0.04
Mongolian Mining Corp., 2.259%, 04/01/2023[5,10]		471,317	158,363	0.03
			762,820	0.15

Morocco (Cost $1,994,316)
Morocco (Rep of), 4.250%, 12/11/2022		1,015,000	1,011,653	0.21
Morocco (Rep of), 5.500%, 12/11/2042		533,000	399,750	0.08
Morocco (Rep of), 4.000%, 12/15/2050		410,000	241,934	0.05
			1,653,337	0.34

Nigeria (Cost $6,630,796)
Nigeria (Rep of), 6.500%, 11/28/2027		736,000	520,720	0.11
Nigeria (Rep of), 8.375%, 03/24/2029		886,000	640,135	0.13
Nigeria (Rep of), 7.375%, 09/28/2033[6]		1,379,000	830,847	0.17
Nigeria (Rep of), 7.696%, 02/23/2038		963,000	563,355	0.11
Nigeria (Rep of), 7.625%, 11/28/2047		1,280,000	724,480	0.15
Nigeria (Rep of), 9.248%, 01/21/2049		480,000	310,301	0.06
Nigeria (Rep of), 8.250%, 09/28/2051[6]		1,017,000	587,989	0.12
			4,177,827	0.85

Oman (Cost $11,423,901)
Oman (Rep of), 4.750%, 06/15/2026		1,545,000	1,460,353	0.30
Oman (Rep of), 6.750%, 10/28/2027		1,857,000	1,860,469	0.38
Oman (Rep of), 6.000%, 08/01/2029		1,511,000	1,434,187	0.29
Oman (Rep of), 6.250%, 01/25/2031		430,000	409,575	0.08
Oman (Rep of), 6.500%, 03/08/2047		3,384,000	2,783,996	0.57
Oman (Rep of), 6.750%, 01/17/2048		1,674,000	1,404,067	0.28
Oman (Rep of), 7.000%, 01/25/2051		1,040,000	886,026	0.18
			10,238,673	2.08

Pakistan (Cost $11,178,024)
Pakistan (Rep of), 8.250%, 04/15/2024		2,690,000	1,149,975	0.23
Pakistan (Rep of), 8.250%, 09/30/2025		794,000	281,870	0.06
Pakistan (Rep of), 6.875%, 12/05/2027		1,277,000	396,636	0.08
Pakistan (Rep of), 7.375%, 04/08/2031		2,662,000	825,220	0.17
Pakistan (Rep of), 8.875%, 04/08/2051		2,419,000	735,981	0.15
Pakistan Water & Power Development Authority, 7.500%, 06/04/2031		761,000	229,974	0.05
Third Pakistan International Sukuk (The) Co. Ltd., 5.625%, 12/05/2022		1,336,000	1,203,629	0.24
			4,823,285	0.98

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
Panama (Cost $6,328,553)
Panama (Rep of), 4.000%, 09/22/2024		270,000	$261,254	0.05
Panama (Rep of), 7.125%, 01/29/2026		309,000	323,043	0.07
Panama (Rep of), 8.875%, 09/30/2027		663,000	750,511	0.15
Panama (Rep of), 9.375%, 04/01/2029		737,000	850,616	0.17
Panama (Rep of), 6.700%, 01/26/2036		1,477,000	1,435,006	0.29
Panama (Rep of), 4.500%, 05/15/2047		460,000	317,896	0.07
Panama (Rep of), 4.300%, 04/29/2053		1,281,000	830,567	0.17
			4,768,893	0.97

Paraguay (Cost $1,430,448)
Paraguay (Rep of), 4.700%, 03/27/2027		446,000	426,225	0.08
Paraguay (Rep of), 5.400%, 03/30/2050		890,000	682,380	0.14
			1,108,605	0.22

Peru (Cost $17,288,441)
Peru (Rep of), 7.350%, 07/21/2025		1,433,000	1,491,148	0.30
Peru (Rep of), 5.940%, 02/12/2029	PEN	5,105,000	1,149,178	0.23
Peru (Rep of), 6.950%, 08/12/2031	PEN	5,476,000	1,262,979	0.26
Peru (Rep of), 8.750%, 11/21/2033		2,336,000	2,760,065	0.56
Peru (Rep of), 5.400%, 08/12/2034	PEN	7,841,000	1,518,620	0.31
Peru (Rep of), 3.300%, 03/11/2041		343,000	230,673	0.05
Peru (Rep of), 5.625%, 11/18/2050		1,268,000	1,160,005	0.24
Peru (Rep of), 2.780%, 12/01/2060		1,655,000	882,021	0.18
Peru (Rep of), 3.230%, 07/28/2121		675,000	358,809	0.07
Petroleos del Peru S.A., 5.625%, 06/19/2047		3,239,000	2,077,592	0.42
			12,891,090	2.62

Philippines (Cost $10,215,067)
Philippines (Rep of), 3.900%, 11/26/2022	PHP	35,000,000	597,906	0.12
Philippines (Rep of), 10.625%, 03/16/2025		647,000	722,032	0.15
Philippines (Rep of), 9.500%, 02/02/2030		1,380,000	1,652,526	0.33
Philippines (Rep of), 7.750%, 01/14/2031		1,245,000	1,407,966	0.29
Philippines (Rep of), 6.375%, 10/23/2034		1,040,000	1,073,270	0.22
Philippines (Rep of), 6.250%, 01/14/2036	PHP	12,000,000	187,471	0.04
Philippines (Rep of), 3.950%, 01/20/2040		2,155,000	1,664,738	0.34
Philippines (Rep of), 2.950%, 05/05/2045		784,000	510,984	0.10
Philippines (Rep of), 4.200%, 03/29/2047		456,000	354,188	0.07
			8,171,081	1.66

Poland (Cost $9,351,913)
Poland (Rep of), 2.500%, 04/25/2024	PLN	29,369,000	5,659,597	1.15
Poland (Rep of), 2.500%, 07/25/2026	PLN	1,468,000	246,978	0.05
Poland (Rep of), 0.250%, 10/25/2026	PLN	1,469,000	222,068	0.05
Poland (Rep of), 3.750%, 05/25/2027	PLN	10,579,000	1,817,493	0.37
Poland (Rep of), 2.500%, 07/25/2027	PLN	1,529,000	246,864	0.05
			8,193,000	1.67

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
Qatar (Cost $9,617,504)
Qatar (Rep of), 3.250%, 06/02/2026		2,037,000	$1,924,794	0.39
Qatar (Rep of), 4.817%, 03/14/2049		2,592,000	2,307,004	0.47
Qatar (Rep of), 4.400%, 04/16/2050		530,000	445,200	0.09
Qatar Energy, 3.125%, 07/12/2041		3,659,000	2,593,499	0.53
			7,270,497	1.48

Romania (Cost $9,369,767)
Romania (Rep of), 3.000%, 02/27/2027		558,000	478,148	0.10
Romania (Rep of), 5.800%, 07/26/2027	RON	10,340,000	1,814,562	0.37
Romania (Rep of), 4.150%, 10/24/2030	RON	6,725,000	976,251	0.20
Romania (Rep of), 3.000%, 02/14/2031		400,000	295,456	0.06
Romania (Rep of), 3.625%, 03/27/2032		1,046,000	770,462	0.16
Romania (Rep of), 6.125%, 01/22/2044		340,000	271,639	0.05
Romania (Rep of), 4.000%, 02/14/2051		2,728,000	1,593,283	0.32
			6,199,801	1.26

Russian Federation (Cost $4,860,792)
Russian Federal Bond - OFZ, 6.900%, 05/23/2029[7,11]	RUB	177,590,000	143,103	0.03
Russian Federal Bond - OFZ, 8.500%, 09/17/2031[7,11]	RUB	142,679,000	114,971	0.02
Russian Federal Bond - OFZ, 7.250%, 05/10/2034[7,11]	RUB	13,248,000	10,675	—
			268,749	0.05

Saudi Arabia (Cost $13,492,873)
Saudi (Rep of), 4.375%, 04/16/2029		840,000	801,696	0.16
Saudi (Rep of), 5.500%, 10/25/2032[6]		895,000	906,188	0.18
Saudi (Rep of), 4.625%, 10/04/2047		1,008,000	810,069	0.17
Saudi (Rep of), 5.000%, 04/17/2049		1,903,000	1,617,550	0.33
Saudi (Rep of), 5.250%, 01/16/2050		1,801,000	1,592,048	0.32
Saudi (Rep of), 3.750%, 01/21/2055		1,657,000	1,153,686	0.24
Saudi (Rep of), 4.500%, 04/22/2060		1,128,000	884,792	0.18
Saudi (Rep of), 3.450%, 02/02/2061		3,142,000	2,013,708	0.41
			9,779,737	1.99

South Africa (Cost $24,471,181)
South Africa (Rep of), 4.300%, 10/12/2028		3,024,000	2,579,049	0.53
South Africa (Rep of), 8.000%, 01/31/2030	ZAR	64,736,360	3,021,706	0.62
South Africa (Rep of), 5.875%, 06/22/2030		357,000	316,266	0.06
South Africa (Rep of), 8.250%, 03/31/2032	ZAR	78,210,939	3,505,894	0.71
South Africa (Rep of), 5.875%, 04/20/2032		998,000	852,611	0.17
South Africa (Rep of), 8.875%, 02/28/2035	ZAR	35,859,000	1,590,631	0.32
South Africa (Rep of), 8.500%, 01/31/2037	ZAR	61,447,260	2,572,129	0.52
South Africa (Rep of), 9.000%, 01/31/2040	ZAR	25,913,520	1,110,393	0.23
South Africa (Rep of), 8.750%, 01/31/2044	ZAR	3,000	124	—
South Africa (Rep of), 5.000%, 10/12/2046		467,000	292,940	0.06
South Africa (Rep of), 5.650%, 09/27/2047		1,588,000	1,056,020	0.22
South Africa (Rep of), 8.750%, 02/28/2048	ZAR	7,000	287	—

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
South Africa (continued)
South Africa (Rep of), 5.750%, 09/30/2049		1,648,000	$1,093,118	0.22
			17,991,168	3.66

Sri Lanka (Cost $2,320,884)
Sri Lanka (Rep of), 6.750%, 04/18/2028[7]		470,000	103,548	0.02
Sri Lanka (Rep of), 7.850%, 03/14/2029[7]		1,248,000	276,209	0.06
Sri Lanka (Rep of), 7.550%, 03/28/2030[7]		1,078,000	238,098	0.05
			617,855	0.13

Thailand (Cost $5,537,945)
Thailand (Rep of), 2.000%, 12/17/2031	THB	24,345,000	581,724	0.12
Thailand (Rep of), 1.585%, 12/17/2035	THB	44,395,000	919,542	0.19
Thailand (Rep of), 3.400%, 06/17/2036	THB	17,483,000	445,676	0.09
Thailand (Rep of), 3.300%, 06/17/2038	THB	27,502,000	675,725	0.14
Thailand (Rep of), 2.000%, 06/17/2042	THB	44,923,000	867,367	0.17
Thailand (Rep of), 2.875%, 06/17/2046	THB	4,854,000	102,319	0.02
Thailand (Rep of), 3.600%, 06/17/2067	THB	18,378,000	382,161	0.08
			3,974,514	0.81

Turkey (Cost $6,199,787)
Turkey (Rep of), 3.250%, 03/23/2023		890,000	884,696	0.18
Turkey (Rep of), 6.000%, 01/14/2041		465,000	299,497	0.06
Turkey (Rep of), 4.875%, 04/16/2043		2,105,000	1,229,025	0.25
Turkey (Rep of), 5.750%, 05/11/2047		4,410,000	2,709,963	0.55
			5,123,181	1.04

Ukraine (Cost $3,240,353)
Ukraine (Rep of), 9.750%, 11/01/2030[7]		1,055,000	189,077	0.04
Ukraine (Rep of), 6.876%, 05/21/2031[7]		1,468,000	207,722	0.04
Ukraine (Rep of), 7.375%, 09/25/2034[7]		621,000	96,255	0.02
Ukraine (Rep of), 7.253%, 03/15/2035[7]		1,153,000	176,354	0.04
			669,408	0.14

United Arab Emirates (Cost $5,512,140)
Abu Dhabi (Gov’t of), 3.125%, 09/30/2049		1,846,000	1,241,509	0.25
Abu Dhabi (Gov’t of), 3.875%, 04/16/2050		1,881,000	1,455,217	0.29
DP World Crescent Ltd., 3.875%, 07/18/2029		641,000	570,271	0.12
DP World Crescent Ltd., 3.750%, 01/30/2030		604,000	529,714	0.11
			3,796,711	0.77

Uruguay (Cost $13,023,508)
Uruguay (Rep of), 8.500%, 03/15/2028	UYU	15,190,000	329,955	0.07
Uruguay (Rep of), 4.375%, 12/15/2028	UYU	8,870,757	556,196	0.11
Uruguay (Rep of), 8.250%, 05/21/2031	UYU	63,603,828	1,296,165	0.26
Uruguay (Rep of), 7.875%, 01/15/2033		1,417,380	1,662,213	0.34
Uruguay (Rep of), 5.750%, 10/28/2034		1,045,000	1,063,861	0.22
Uruguay (Rep of), 7.625%, 03/21/2036		993,660	1,173,117	0.24
Uruguay (Rep of), 3.875%, 07/02/2040	UYU	38,736,000	1,145,003	0.23

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
Uruguay (continued)
Uruguay (Rep of), 4.125%, 11/20/2045		890,665	$750,761	0.15
Uruguay (Rep of), 5.100%, 06/18/2050		1,034,264	923,825	0.19
Uruguay (Rep of), 4.975%, 04/20/2055		2,123,300	1,839,767	0.37
Uruguay Monetary Regulation Bill, 0.000%, 10/26/2023[4,11]	UYU	3,921,000	86,071	0.02
			10,826,934	2.20

Venezuela (Cost $49,980,026)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020[7,8]		28,100,000	4,917,500	1.00
Petroleos de Venezuela S.A., 9.000%, 11/17/2021[7,8]		3,789,076	75,782	0.01
Petroleos de Venezuela S.A., 12.750%, 02/17/2022[7,8]		1,695,000	33,900	0.01
Petroleos de Venezuela S.A., 5.375%, 04/12/2027[7]		1,590,000	31,800	0.01
Petroleos de Venezuela S.A., 9.750%, 05/17/2035[7]		5,253,147	105,063	0.02
Venezuela (Rep of), 7.750%, 10/13/2019[7,8]		1,638,000	94,185	0.02
Venezuela (Rep of), 12.750%, 08/23/2022[7,8]		3,246,000	227,220	0.05
Venezuela (Rep of), 9.000%, 05/07/2023[7]		1,407,000	80,903	0.02
Venezuela (Rep of), 8.250%, 10/13/2024[7]		3,213,200	208,858	0.04
Venezuela (Rep of), 11.750%, 10/21/2026[7]		12,976,000	875,880	0.18
Venezuela (Rep of), 9.250%, 09/15/2027[7]		3,647,000	246,172	0.05
Venezuela (Rep of), 9.250%, 05/07/2028[7]		2,317,000	156,397	0.03
Venezuela (Rep of), 11.950%, 08/05/2031[7]		21,478,800	1,449,819	0.29
			8,503,479	1.73

Vietnam (Cost $1,268,287)
Vietnam (Rep of), 4.800%, 11/19/2024		1,241,000	1,194,462	0.24
			1,194,462	0.24

Zambia (Cost $1,291,898)
Zambia (Rep of), 8.970%, 07/30/2027[7]		1,787,000	703,542	0.14
			703,542	0.14

Total Debt Securities (Cost $676,163,056)			407,570,575	82.86

Total Investments (Total Cost $676,163,056)			407,570,575	82.86

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			84,293,619	17.14

Net Assets			$491,864,194	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Step coupon bond. Rate as of October 31, 2022 is disclosed.

[3]	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

[4]	Zero coupon bond.

[5]	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

[6]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

[7]	Issuer has defaulted on terms of debt obligation.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

[8]	Maturity has been extended under the terms of a plan of reorganization.

[9]	Security has been deemed worthless and is a Level 3 investment.

[10]	Zero coupon bond – interest rate reflects effective yield on the date of purchase.

[11]	Security is a Level 3 investment.

Percentages shown are based on net assets.

At October 31, 2022, the Ashmore Emerging Markets Total Return Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/03/2022	HSBC Bank	Brazilian Real	7,475,815	United States Dollar	1,385,000	$61,276

11/03/2022	JP Morgan	Brazilian Real	1,900,000	United States Dollar	362,229	5,346

11/03/2022	Merrill Lynch	Brazilian Real	26,019,451	United States Dollar	4,863,449	170,293

11/09/2022	HSBC Bank	United States Dollar	865,000	Chinese Offshore Yuan	6,259,378	11,416

11/09/2022	Barclays	United States Dollar	1,571,884	Indonesian Rupiah	23,388,067,690	73,504

11/29/2022	Merrill Lynch	Romanian Leu	14,823,170	United States Dollar	2,971,766	3,236

11/30/2022	Citibank	Czech Koruna	37,734,844	United States Dollar	1,509,829	9,944

11/30/2022	HSBC Bank	Czech Koruna	85,690,556	United States Dollar	3,407,382	43,808

11/30/2022	Morgan Stanley	Czech Koruna	9,051,447	United States Dollar	363,351	1,196

11/30/2022	HSBC Bank	Hungarian Forint	13,492,500	United States Dollar	31,257	1,003

11/30/2022	BNP Paribas	Polish Zloty	27,125,956	United States Dollar	5,601,428	59,258

11/30/2022	HSBC Bank	Polish Zloty	2,049,343	United States Dollar	427,107	553

11/30/2022	Citibank	United States Dollar	2,497,030	South African Rand	44,647,146	72,171

11/30/2022	HSBC Bank	United States Dollar	1,856,045	South African Rand	33,432,918	40,248

12/07/2022	BNP Paribas	Thai Baht	41,736,000	United States Dollar	1,099,126	911

12/09/2022	BNP Paribas	Singapore Dollar	4,658,000	United States Dollar	3,277,175	14,088

12/09/2022	Merrill Lynch	Turkish Lira	65,798,612	United States Dollar	3,299,830	131,588

12/09/2022	HSBC Bank	United States Dollar	530,481	Indonesian Rupiah	7,897,000,000	25,673

12/12/2022	Standard Chartered	United States Dollar	225,000	Taiwan Dollar	7,138,013	3,633

01/12/2023	Standard Chartered	Singapore Dollar	4,659,000	United States Dollar	3,279,231	13,830

01/12/2023	Merrill Lynch	United States Dollar	325,000	Indian Rupee	26,736,418	4,855

01/12/2023	Merrill Lynch	United States Dollar	686,906	Indonesian Rupiah	10,518,597,703	15,830

01/31/2023	Morgan Stanley	Chilean Peso	3,527,931,152	United States Dollar	3,547,085	130,451

01/31/2023	HSBC Bank	Philippine Peso	89,058,071	United States Dollar	1,504,677	16,122

01/31/2023	Union Bank of Switzerland	Polish Zloty	33,606,688	United States Dollar	6,815,943	104,587

01/31/2023	ANZ Banking	Thai Baht	54,706,000	United States Dollar	1,444,383	5,634

01/31/2023	HSBC Bank	Thai Baht	28,518,000	United States Dollar	750,762	5,126

01/31/2023	Morgan Stanley	United States Dollar	2,390,517	Colombian Peso	11,571,299,165	88,338

02/10/2023	Citibank	Singapore Dollar	3,612,650	United States Dollar	2,544,192	10,668

02/10/2023	Barclays	United States Dollar	1,492,443	Indonesian Rupiah	23,388,067,690	2,857

Subtotal Appreciation						1,127,443

11/02/2022	HSBC Bank	United States Dollar	1,515,689	Philippine Peso	89,058,071	(21,120)

11/03/2022	HSBC Bank	United States Dollar	5,975,056	Brazilian Real	32,023,613	(220,254)

11/03/2022	JP Morgan	United States Dollar	620,000	Brazilian Real	3,371,653	(32,282)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/09/2022	HSBC Bank	Chinese Offshore Yuan	156,682,740	United States Dollar	23,266,989	(1,900,349)

11/09/2022	Barclays	Indonesian Rupiah	23,388,067,690	United States Dollar	1,499,812	(1,432)

11/09/2022	BNP Paribas	United States Dollar	3,730,000	Chinese Offshore Yuan	27,453,546	(13,808)

11/23/2022	Deutsche Bank	Thai Baht	5,123,327	United States Dollar	142,121	(7,268)

11/23/2022	HSBC Bank	Thai Baht	2,094,708	United States Dollar	58,581	(3,445)

11/23/2022	JP Morgan	Thai Baht	7,272,747	United States Dollar	203,263	(11,834)

11/25/2022	Banco Santander	United States Dollar	1,646,938	Chilean Peso	1,606,209,310	(47,533)

11/29/2022	Morgan Stanley	Romanian Leu	3,187,213	United States Dollar	650,000	(10,328)

11/30/2022	Union Bank of Switzerland	Czech Koruna	10,246,345	United States Dollar	420,000	(7,328)

11/30/2022	HSBC Bank	Hungarian Forint	628,722,390	United States Dollar	1,525,259	(21,972)

11/30/2022	Morgan Stanley	Hungarian Forint	263,212,834	United States Dollar	636,641	(7,294)

11/30/2022	Standard Chartered	Hungarian Forint	1,226,113,414	United States Dollar	2,935,955	(4,294)

11/30/2022	Barclays	Indonesian Rupiah	12,300,300,000	United States Dollar	790,000	(3,335)

11/30/2022	HSBC Bank	Israeli Shekel	904,478	United States Dollar	270,000	(13,552)

11/30/2022	Morgan Stanley	Israeli Shekel	5,829,616	United States Dollar	1,780,174	(127,292)

11/30/2022	BNP Paribas	Polish Zloty	1,346,816	United States Dollar	286,891	(5,835)

11/30/2022	Morgan Stanley	Polish Zloty	5,595,517	United States Dollar	1,195,000	(27,319)

11/30/2022	BNP Paribas	South African Rand	73,332,627	United States Dollar	4,265,434	(282,620)

11/30/2022	HSBC Bank	South African Rand	7,505,792	United States Dollar	434,783	(27,131)

11/30/2022	Morgan Stanley	South African Rand	23,804,703	United States Dollar	1,372,493	(79,621)

11/30/2022	HSBC Bank	Thai Baht	25,126,000	United States Dollar	711,482	(49,771)

11/30/2022	Merrill Lynch	Thai Baht	52,708,753	United States Dollar	1,428,898	(40,775)

11/30/2022	Morgan Stanley	Thai Baht	9,342,489	United States Dollar	253,627	(7,586)

11/30/2022	Deutsche Bank	United States Dollar	3,182,236	Euro	3,229,783	(16,393)

11/30/2022	HSBC Bank	United States Dollar	250,000	Hungarian Forint	109,595,175	(12,044)

11/30/2022	HSBC Bank	United States Dollar	250,000	Israeli Shekel	884,380	(750)

11/30/2022	Morgan Stanley	United States Dollar	500,000	Polish Zloty	2,510,945	(23,988)

11/30/2022	Union Bank of Switzerland	United States Dollar	6,898,633	Polish Zloty	33,606,688	(114,463)

12/02/2022	Merrill Lynch	United States Dollar	4,833,005	Brazilian Real	26,019,451	(167,907)

12/07/2022	BNP Paribas	Thai Baht	33,389,000	United States Dollar	882,851	(2,817)

12/07/2022	Deutsche Bank	Thai Baht	47,456,000	United States Dollar	1,262,296	(11,496)

12/07/2022	HSBC Bank	Thai Baht	61,505,000	United States Dollar	1,645,889	(24,800)

12/12/2022	Barclays	Taiwan Dollar	262,413,695	United States Dollar	8,682,506	(544,432)

12/13/2022	Barclays	United States Dollar	2,375,000	Turkish Lira	46,348,061	(33,249)

12/19/2022	HSBC Bank	Egyptian Pound	2,547,434	United States Dollar	113,725	(9,762)

12/20/2022	HSBC Bank	Egyptian Pound	3,396,579	United States Dollar	151,633	(13,060)

12/21/2022	HSBC Bank	Egyptian Pound	1,583,148	United States Dollar	72,621	(8,053)

12/21/2022	Citibank	Thai Baht	412,573,318	United States Dollar	11,317,269	(425,475)

01/12/2023	Citibank	Egyptian Pound	4,288,024	United States Dollar	194,292	(20,611)

01/12/2023	Morgan Stanley	Indian Rupee	866,102,235	United States Dollar	10,500,118	(129,308)

01/12/2023	Merrill Lynch	Korean Won	16,362,901,837	United States Dollar	11,489,995	(3,320)

01/12/2023	State Street	United States Dollar	230,000	Korean Won	328,787,875	(807)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

01/17/2023	Merrill Lynch	Egyptian Pound	23,153,368	United States Dollar	1,026,757	$(90,416)

01/18/2023	Citibank	Egyptian Pound	4,317,168	United States Dollar	194,292	(19,756)

01/19/2023	Citibank	Egyptian Pound	1,973,577	United States Dollar	88,620	(8,857)

01/19/2023	HSBC Bank	Egyptian Pound	1,717,243	United States Dollar	75,816	(6,413)

01/31/2023	HSBC Bank	Indonesian Rupiah	29,365,460,658	United States Dollar	1,871,305	(50)

01/31/2023	Standard Chartered	Peruvian Nuevo Sol	4,118,736	United States Dollar	1,024,434	(260)

01/31/2023	Barclays	Thai Baht	29,678,000	United States Dollar	789,834	(3,199)

01/31/2023	Citibank	Thai Baht	32,922,492	United States Dollar	880,869	(8,238)

01/31/2023	HSBC Bank	United States Dollar	466,973	Malaysian Ringgit	2,198,276	(1,259)

01/31/2023	Barclays	United States Dollar	540,514	Mexican Peso	11,094,693	(9,872)

01/31/2023	Standard Chartered	United States Dollar	1,144,458	Peruvian Nuevo Sol	4,609,877	(1,844)

Subtotal Depreciation						(4,688,277)

Total						$(3,560,834)

At October 31, 2022, the Ashmore Emerging Markets Total Return Fund had the following centrally cleared interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Variation Margin Receivable (Payable)	Counterparty

CFETS China Fixing Repo Rates 7 Day	2.580% (Receive Quarterly)	CNY	39,814,000	3/18/2025	$ 63,237	$1,650	JP Morgan

CFETS China Fixing Repo Rates 7 Day	2.325% (Receive Quarterly)	CNY	28,220,000	9/16/2025	17,695	1,841	Merrill Lynch

CFETS China Fixing Repo Rates 7 Day	2.535% (Receive Quarterly)	CNY	19,040,000	9/16/2025	27,720	1,116	Merrill Lynch

					$108,652	$4,607

**Includes cumulative appreciation/depreciation on centrally cleared interest rate swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Total Return Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments

Assets:

Debt Securities

Corporate Bonds	$—	$58,011,413	$—	$58,011,413

Corporate Convertible Bonds	—	350,334	—	350,334

Financial Certificates	—	4,452,769	—	4,452,769

Government Agencies	—	28,137,408	—	28,137,408

Government Bonds	—	313,455,695	268,749	313,724,444

Index Linked Government Bonds	—	2,808,136	—	2,808,136

Short Term Bills and Notes	—	—	86,071	86,071

Total Debt Securities	—	407,215,755	354,820	407,570,575

Total Investments	$—	$407,215,755	$354,820	$407,570,575

Other Financial Instruments

Assets:

Forward Foreign Currency Exchange Contracts	$—	$1,127,443	$—	$ 1,127,443

Centrally Cleared Interest Rate Swap Contracts†	—	108,652	—	108,652

Liabilities:

Forward Foreign Currency Exchange Contracts	—	(4,688,277)	—	(4,688,277)

Total Other Financial Instruments	$—	$(3,452,182)	$—	$(3,452,182)

†Includes cumulative appreciation/depreciation on centrally cleared interest rate swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ended October 31, 2022:

										Change in
										Unrealized
										Appreciation
						Change in				(Depreciation)
	Beginning	Accrued			Realized	Unrealized	Transfers	Transfers	Ending	from Investments
Category and	Balance	Discounts			Gains	Appreciation	into	out of	Balance	still held
Subcategory	at 10/31/2021	(Premiums)	Purchases	Sales	(Losses)	(Depreciation)	Level 3	Level 3	at 10/31/2022	10/31/2022

Investments, at value

Bank Loans

Brazil	$7,950,000	$—	$—	$(8,035,425)	$1,576,050	$(1,490,625)	$—	$—	$—	$—

Government Bonds

Russian Federation	—	—	—	—	—	—	268,749	—	268,749	(4,592,044)

Short Term Bills And Notes

Uruguay	—	—	85,795	—	—	276	—	—	86,071	276

Total	$7,950,000	$—	$85,795	$(8,035,425)	$1,576,050	$(1,490,349)	$268,749	$—	$354,820	$(4,591,768)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

The following table on “Quantitative information about Level 3 Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2022:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at	Valuation	Unobservable
	10/31/2022	Technique	Input

Bank Loans	$—	Zero priced asset	Inputs to model

Government Bonds	268,749	Last observable vendor price	Last observable vendor price

Short Term Bills and Notes	86,071	Priced at cost	Cost

Total	$354,820

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2022:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign	Interest
	Exchange Risk	Rate Risk

Assets:
Unrealized Appreciation on Centrally Cleared Interest Rate Swap Contracts	$—	$108,652	†
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	1,127,443	—

	$1,127,443	$108,652

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(4,688,277)	$—

	$(4,688,277)	$—

†	Includes cumulative appreciation/depreciation on centrally cleared interest rate swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2022:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign	Interest
	Exchange Risk	Rate Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(29,961,809)	$—
Net Realized Loss on Interest Rate Swap Contracts	—	(121,222)

	$(29,961,809)	$(121,222)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(5,414,719)	$—
Net Change in Unrealized Appreciation on Interest Rate Swap Contracts	—	638,780

	$(5,414,719)	$638,780

* See Note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets

Debt Securities

Brazil (Cost $1,050,809)
Brazil Letras do Tesouro Nacional, 0.000%, 01/01/2024[2]	BRL	1,070,000	$179,914	3.34
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/2025[2]	BRL	1,000,000	144,428	2.68
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2025	BRL	1,026,000	191,785	3.57
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	BRL	1,539,000	282,415	5.25
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2029	BRL	832,000	149,052	2.77
Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2031	BRL	130,000	22,871	0.43
			970,465	18.04

Chile (Cost $106,540)
Bonos de la Tesoreria de la Republica en pesos, 5.000%, 10/01/2028[3]	CLP	30,000,000	29,125	0.54
Bonos de la Tesoreria de la Republica en pesos, 7.000%, 05/01/2034[3]	CLP	60,000,000	66,173	1.23
			95,298	1.77

China (Cost $220,234)
China (Rep of), 1.990%, 04/09/2025	CNY	260,000	35,441	0.66
China (Rep of), 2.850%, 06/04/2027	CNY	610,000	85,078	1.58
China (Rep of), 2.680%, 05/21/2030	CNY	290,000	39,736	0.74
China (Rep of), 3.720%, 04/12/2051	CNY	360,000	54,482	1.01
			214,737	3.99

Colombia (Cost $357,269)
Colombian TES, 7.500%, 08/26/2026	COP	30,000,000	5,020	0.09
Colombian TES, 3.300%, 03/17/2027	COP	493,000	29,156	0.54
Colombian TES, 5.750%, 11/03/2027	COP	204,300,000	29,945	0.56
Colombian TES, 6.000%, 04/28/2028	COP	151,700,000	21,872	0.41
Colombian TES, 7.750%, 09/18/2030	COP	142,400,000	20,613	0.38
Colombian TES, 7.000%, 03/26/2031	COP	132,400,000	17,921	0.33
Colombian TES, 7.000%, 06/30/2032	COP	143,600,000	18,706	0.35
Colombian TES, 7.250%, 10/18/2034	COP	150,200,000	18,924	0.35
Colombian TES, 6.250%, 07/09/2036	COP	187,000,000	20,458	0.38
Colombian TES, 9.250%, 05/28/2042	COP	138,100,000	19,272	0.36
Colombian TES, 7.250%, 10/26/2050	COP	32,600,000	3,523	0.07
			205,410	3.82

Czech Republic (Cost $203,149)
Czech (Rep of), 2.500%, 08/25/2028	CZK	1,060,000	35,433	0.66
Czech (Rep of), 2.750%, 07/23/2029	CZK	1,300,000	42,978	0.80
Czech (Rep of), 0.050%, 11/29/2029	CZK	390,000	10,393	0.19
Czech (Rep of), 0.950%, 05/15/2030	CZK	30,000	843	0.01
Czech (Rep of), 1.750%, 06/23/2032	CZK	870,000	24,553	0.46

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets

Czech Republic (continued)
Czech (Rep of), 2.000%, 10/13/2033	CZK	1,090,000	$30,251	0.56
			144,451	2.68

Hungary (Cost $246,575)
Hungary (Rep of), 3.000%, 06/26/2024	HUF	17,910,000	36,798	0.68
Hungary (Rep of), 5.500%, 06/24/2025	HUF	25,740,000	51,950	0.97
Hungary (Rep of), 3.000%, 10/27/2027	HUF	8,090,000	13,432	0.25
Hungary (Rep of), 4.500%, 03/23/2028	HUF	6,800,000	11,884	0.22
Hungary (Rep of), 6.750%, 10/22/2028	HUF	1,470,000	2,886	0.05
Hungary (Rep of), 3.000%, 08/21/2030	HUF	9,050,000	13,579	0.25
Hungary (Rep of), 4.750%, 11/24/2032	HUF	4,740,000	7,633	0.14
Hungary (Rep of), 3.000%, 10/27/2038	HUF	3,470,000	4,011	0.08
			142,173	2.64

Indonesia (Cost $699,687)
Indonesia (Rep of), 5.625%, 05/15/2023	IDR	806,000,000	51,771	0.96
Indonesia (Rep of), 8.125%, 05/15/2024	IDR	2,725,000,000	178,568	3.32
Indonesia (Rep of), 7.000%, 05/15/2027	IDR	1,698,000,000	107,941	2.01
Indonesia (Rep of), 10.500%, 08/15/2030	IDR	274,000,000	20,543	0.38
Indonesia (Rep of), 7.000%, 09/15/2030	IDR	375,000,000	23,309	0.43
Indonesia (Rep of), 6.500%, 02/15/2031	IDR	294,000,000	17,657	0.33
Indonesia (Rep of), 8.750%, 05/15/2031	IDR	709,000,000	48,850	0.91
Indonesia (Rep of), 7.500%, 08/15/2032	IDR	751,000,000	47,870	0.89
Indonesia (Rep of), 8.375%, 03/15/2034	IDR	595,000,000	39,992	0.74
Indonesia (Rep of), 8.250%, 05/15/2036	IDR	818,000,000	54,555	1.01
Indonesia (Rep of), 8.375%, 04/15/2039	IDR	482,000,000	32,625	0.61
			623,681	11.59

Malaysia (Cost $304,724)
Malaysia (Rep of), 3.955%, 09/15/2025	MYR	178,000	37,707	0.70
Malaysia (Rep of), 3.906%, 07/15/2026	MYR	190,000	40,086	0.74
Malaysia (Rep of), 3.733%, 06/15/2028	MYR	74,000	15,159	0.28
Malaysia (Rep of), 3.885%, 08/15/2029	MYR	118,000	24,181	0.45
Malaysia (Rep of), 4.642%, 11/07/2033	MYR	152,000	32,182	0.60
Malaysia (Rep of), 3.828%, 07/05/2034	MYR	247,000	48,271	0.90
Malaysia (Rep of), 3.757%, 05/22/2040	MYR	62,000	11,320	0.21
Malaysia (Rep of), 4.065%, 06/15/2050	MYR	188,000	34,387	0.64
Malaysia Government Investment Issue, 3.465%, 10/15/2030	MYR	34,000	6,756	0.13
			250,049	4.65

Mexico (Cost $581,910)
Comision Federal de Electricidad, 8.180%, 12/23/2027	MXN	420,000	18,627	0.35
Mexican Bonos, 10.000%, 12/05/2024	MXN	1,620,000	81,383	1.51
Mexican Bonos, 5.750%, 03/05/2026	MXN	1,500,000	66,750	1.24
Mexican Bonos, 5.500%, 03/04/2027	MXN	1,200,000	51,275	0.95
Mexican Bonos, 7.500%, 06/03/2027	MXN	520,000	24,013	0.45
Mexican Bonos, 7.750%, 05/29/2031	MXN	1,150,000	51,087	0.95

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets

Mexico (continued)
Mexican Bonos, 10.000%, 11/20/2036	MXN	1,540,000	$78,063	1.45
Mexican Bonos, 8.500%, 11/18/2038	MXN	1,260,000	55,995	1.04
Mexican Bonos, 7.750%, 11/13/2042	MXN	1,000,000	40,673	0.76
Mexican Bonos, 8.000%, 11/07/2047	MXN	520,000	21,474	0.40
Petroleos Mexicanos, 7.190%, 09/12/2024	MXN	1,320,000	60,345	1.12
Petroleos Mexicanos, 7.470%, 11/12/2026	MXN	210,000	8,820	0.16
			558,505	10.38

Peru (Cost $227,269)
Fondo MIVIVIENDA S.A., 7.000%, 02/14/2024	PEN	133,000	32,759	0.61
Peru (Rep of), 6.350%, 08/12/2028	PEN	115,000	26,826	0.50
Peru (Rep of), 5.940%, 02/12/2029	PEN	93,000	20,935	0.39
Peru (Rep of), 6.950%, 08/12/2031	PEN	213,000	49,126	0.91
Peru (Rep of), 6.150%, 08/12/2032	PEN	102,000	21,800	0.40
Peru (Rep of), 5.400%, 08/12/2034	PEN	134,000	25,953	0.48
Peru (Rep of), 5.350%, 08/12/2040	PEN	39,000	6,925	0.13
			184,324	3.42

Poland (Cost $300,046)
Poland (Rep of), 2.250%, 10/25/2024	PLN	248,000	46,129	0.86
Poland (Rep of), 0.750%, 04/25/2025	PLN	141,000	24,460	0.45
Poland (Rep of), 3.250%, 07/25/2025	PLN	56,000	10,224	0.19
Poland (Rep of), 2.500%, 07/25/2026	PLN	291,000	48,958	0.91
Poland (Rep of), 3.750%, 05/25/2027	PLN	471,000	80,919	1.50
Poland (Rep of), 2.750%, 10/25/2029	PLN	166,000	24,677	0.46
Poland (Rep of), 1.750%, 04/25/2032	PLN	136,000	16,454	0.31
			251,821	4.68

Romania (Cost $147,191)
Romania (Rep of), 5.800%, 07/26/2027	RON	270,000	47,382	0.88
Romania (Rep of), 4.150%, 01/26/2028	RON	190,000	30,346	0.56
Romania (Rep of), 4.850%, 07/25/2029	RON	85,000	13,372	0.25
Romania (Rep of), 4.150%, 10/24/2030	RON	70,000	10,162	0.19
			101,262	1.88

Russian Federation (Cost $94,979)
Russian Federal Bond - OFZ, 7.250%, 05/10/2034[4]	RUB	6,038,000	4,866	0.09
			4,866	0.09

South Africa (Cost $595,494)
South Africa (Rep of), 10.500%, 12/21/2026	ZAR	552,943	31,394	0.58
South Africa (Rep of), 8.000%, 01/31/2030	ZAR	1,413,030	65,956	1.22
South Africa (Rep of), 7.000%, 02/28/2031	ZAR	1,030,350	43,438	0.81
South Africa (Rep of), 8.250%, 03/31/2032	ZAR	1,639,566	73,495	1.37
South Africa (Rep of), 8.875%, 02/28/2035	ZAR	414,885	18,404	0.34
South Africa (Rep of), 8.500%, 01/31/2037	ZAR	2,118,020	88,659	1.65
South Africa (Rep of), 9.000%, 01/31/2040	ZAR	787,361	33,738	0.63

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets

South Africa (continued)
South Africa (Rep of), 6.500%, 02/28/2041	ZAR	580,000	$19,122	0.35
South Africa (Rep of), 8.750%, 01/31/2044	ZAR	1,103,000	45,525	0.85
South Africa (Rep of), 8.750%, 02/28/2048	ZAR	1,597,940	65,462	1.22
			485,193	9.02

Thailand (Cost $296,942)
Thailand (Rep of), 1.000%, 06/17/2027	THB	929,000	22,652	0.42
Thailand (Rep of), 3.775%, 06/25/2032	THB	945,000	25,929	0.48
Thailand (Rep of), 1.585%, 12/17/2035	THB	990,000	20,506	0.38
Thailand (Rep of), 3.400%, 06/17/2036	THB	1,686,000	42,979	0.80
Thailand (Rep of), 3.300%, 06/17/2038	THB	1,217,000	29,902	0.56
Thailand (Rep of), 2.000%, 06/17/2042	THB	1,358,000	26,220	0.49
Thailand (Rep of), 2.875%, 06/17/2046	THB	1,222,000	25,759	0.48
Thailand (Rep of), 3.600%, 06/17/2067	THB	555,000	11,541	0.21
			205,488	3.82

Uruguay (Cost $74,494)
Uruguay (Rep of), 8.500%, 03/15/2028	UYU	200,000	4,344	0.08
Uruguay (Rep of), 4.375%, 12/15/2028	UYU	113,754	7,133	0.13
Uruguay (Rep of), 8.250%, 05/21/2031	UYU	456,361	9,300	0.17
Uruguay (Rep of), 3.875%, 07/02/2040	UYU	1,721,000	50,871	0.95
Uruguay Monetary Regulation Bill, 0.000%, 10/26/2023[2,4]	UYU	137,000	3,007	0.06
			74,655	1.39

Total Debt Securities (Cost $5,507,312)			4,512,378	83.86

Total Investments in Securities (Cost $5,507,312)			4,512,378	83.86

Total Investments (Total Cost $5,507,312)			4,512,378	83.86

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			868,442	16.14

Net Assets			$5,380,820	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Zero coupon bond.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

[4]	Security is a Level 3 investment.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

At October 31, 2022, the Ashmore Emerging Markets Local Currency Bond Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/03/2022	HSBC Bank	Brazilian Real	134,943	United States Dollar	25,000	$1,106

11/03/2022	JP Morgan	Brazilian Real	580,000	United States Dollar	110,753	1,454

11/03/2022	Merrill Lynch	Brazilian Real	1,244,020	United States Dollar	232,527	8,142

11/09/2022	HSBC Bank	United States Dollar	20,000	Chinese Offshore Yuan	144,726	264

11/09/2022	Barclays	United States Dollar	44,870	Indonesian Rupiah	667,626,533	2,098

11/29/2022	Merrill Lynch	Romanian Leu	322,970	United States Dollar	64,749	71

11/30/2022	Citibank	Czech Koruna	840,038	United States Dollar	33,611	221

11/30/2022	HSBC Bank	Czech Koruna	1,886,610	United States Dollar	75,019	964

11/30/2022	Morgan Stanley	Czech Koruna	450,380	United States Dollar	18,089	51

11/30/2022	HSBC Bank	Hungarian Forint	3,161,416	United States Dollar	7,324	235

11/30/2022	BNP Paribas	Polish Zloty	347,343	United States Dollar	71,519	965

11/30/2022	HSBC Bank	Polish Zloty	43,603	United States Dollar	9,087	12

11/30/2022	Standard Chartered	United States Dollar	30,132	Hungarian Forint	12,583,585	44

11/30/2022	Citibank	United States Dollar	56,300	South African Rand	1,006,650	1,627

11/30/2022	HSBC Bank	United States Dollar	40,305	South African Rand	722,899	1,043

12/07/2022	BNP Paribas	Thai Baht	945,000	United States Dollar	24,887	21

12/09/2022	HSBC Bank	United States Dollar	39,297	Indonesian Rupiah	585,000,000	1,902

01/12/2023	HSBC Bank	United States Dollar	46,776	Indonesian Rupiah	733,076,155	7

01/12/2023	Merrill Lynch	United States Dollar	50,846	Indonesian Rupiah	778,605,411	1,172

01/31/2023	Merrill Lynch	Chilean Peso	4,936,200	United States Dollar	5,000	145

01/31/2023	Morgan Stanley	Chilean Peso	67,060,531	United States Dollar	67,425	2,480

01/31/2023	HSBC Bank	Malaysian Ringgit	1,299,909	United States Dollar	276,136	745

01/31/2023	HSBC Bank	Philippine Peso	398,637	United States Dollar	6,735	72

01/31/2023	Union Bank Of Switzerland	Polish Zloty	541,052	United States Dollar	109,733	1,684

01/31/2023	ANZ Banking	Thai Baht	1,638,000	United States Dollar	43,248	169

01/31/2023	HSBC Bank	Thai Baht	854,000	United States Dollar	22,482	153

01/31/2023	Morgan Stanley	United States Dollar	36,995	Colombian Peso	180,826,364	1,018

01/31/2023	Standard Chartered	United States Dollar	38,038	Peruvian Nuevo Sol	152,933	10

02/10/2023	Barclays	United States Dollar	42,603	Indonesian Rupiah	667,626,533	82

Subtotal Appreciation						27,957

11/02/2022	HSBC Bank	United States Dollar	6,784	Philippine Peso	398,637	(95)

11/03/2022	HSBC Bank	United States Dollar	365,509	Brazilian Real	1,958,963	(13,474)

11/09/2022	HSBC Bank	Chinese Offshore Yuan	2,237,726	United States Dollar	331,237	(26,081)

11/09/2022	Barclays	Indonesian Rupiah	667,626,533	United States Dollar	42,813	(41)

11/09/2022	BNP Paribas	United States Dollar	55,000	Chinese Offshore Yuan	404,811	(204)

11/23/2022	Deutsche Bank	Thai Baht	304,175	United States Dollar	8,438	(432)

11/23/2022	HSBC Bank	Thai Baht	1,012,313	United States Dollar	28,485	(1,840)

11/23/2022	JP Morgan	Thai Baht	312,249	United States Dollar	8,727	(508)

11/25/2022	Banco Santander	United States Dollar	64,375	Chilean Peso	62,783,426	(1,858)

11/29/2022	Morgan Stanley	Romanian Leu	110,202	United States Dollar	22,520	(403)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/29/2022	Morgan Stanley	United States Dollar	9,000	Romanian Leu	45,918	$ (216)

11/30/2022	HSBC Bank	Hungarian Forint	13,071,834	United States Dollar	31,489	(234)

11/30/2022	Morgan Stanley	Hungarian Forint	6,602,930	United States Dollar	15,971	(183)

11/30/2022	Barclays	Indonesian Rupiah	311,400,000	United States Dollar	20,000	(84)

11/30/2022	BNP Paribas	Polish Zloty	28,134	United States Dollar	5,993	(122)

11/30/2022	Morgan Stanley	Polish Zloty	132,020	United States Dollar	27,626	(76)

11/30/2022	BNP Paribas	South African Rand	869,582	United States Dollar	50,580	(3,351)

11/30/2022	HSBC Bank	South African Rand	675,238	United States Dollar	38,376	(1,702)

11/30/2022	Morgan Stanley	South African Rand	802,912	United States Dollar	44,820	(1,212)

11/30/2022	HSBC Bank	Thai Baht	1,078,000	United States Dollar	30,525	(2,135)

11/30/2022	Merrill Lynch	Thai Baht	1,448,756	United States Dollar	39,778	(1,624)

11/30/2022	Morgan Stanley	Thai Baht	197,980	United States Dollar	5,375	(161)

11/30/2022	HSBC Bank	United States Dollar	6,141	Hungarian Forint	2,628,999	(145)

11/30/2022	Merrill Lynch	United States Dollar	6,491	Hungarian Forint	2,783,730	(165)

11/30/2022	Morgan Stanley	United States Dollar	3,281	Hungarian Forint	1,392,289	(48)

11/30/2022	Standard Chartered	United States Dollar	2,036	Hungarian Forint	864,864	(32)

11/30/2022	BNP Paribas	United States Dollar	2,063	Polish Zloty	10,049	(34)

11/30/2022	Union Bank Of Switzerland	United States Dollar	111,065	Polish Zloty	541,052	(1,843)

12/02/2022	Merrill Lynch	United States Dollar	231,072	Brazilian Real	1,244,020	(8,028)

12/07/2022	BNP Paribas	Thai Baht	757,000	United States Dollar	20,016	(64)

12/07/2022	Deutsche Bank	Thai Baht	811,000	United States Dollar	21,572	(196)

12/07/2022	HSBC Bank	Thai Baht	1,050,000	United States Dollar	28,098	(423)

12/13/2022	Barclays	United States Dollar	56,000	Turkish Lira	1,092,838	(784)

12/19/2022	HSBC Bank	Egyptian Pound	151,531	United States Dollar	6,765	(580)

12/20/2022	HSBC Bank	Egyptian Pound	202,041	United States Dollar	9,020	(776)

12/21/2022	HSBC Bank	Egyptian Pound	94,172	United States Dollar	4,320	(479)

12/21/2022	Citibank	Thai Baht	7,059,876	United States Dollar	193,658	(7,281)

01/12/2023	Citibank	Egyptian Pound	255,068	United States Dollar	11,557	(1,226)

01/17/2023	Merrill Lynch	Egyptian Pound	277,571	United States Dollar	12,309	(1,084)

01/18/2023	Citibank	Egyptian Pound	256,801	United States Dollar	11,557	(1,175)

01/19/2023	Citibank	Egyptian Pound	117,396	United States Dollar	5,271	(526)

01/19/2023	HSBC Bank	Egyptian Pound	102,148	United States Dollar	4,510	(381)

01/31/2023	HSBC Bank	Colombian Peso	48,150,800	United States Dollar	10,000	(420)

01/31/2023	Barclays	Thai Baht	888,000	United States Dollar	23,633	(96)

01/31/2023	Citibank	Thai Baht	985,567	United States Dollar	26,370	(247)

01/31/2023	State Street	United States Dollar	10,000	Mexican Peso	201,654	(4)

01/31/2023	Standard Chartered	United States Dollar	20,849	Peruvian Nuevo Sol	83,980	(34)

Subtotal Depreciation						(82,107)

Total						$(54,150)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

At October 31, 2022, the Ashmore Emerging Markets Local Currency Bond Fund had the following over the counter interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value	Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)	Counterparty

MYR-KLIBOR-BNM 3 Month (Pay Quarterly)	3.070% (Receive Quarterly)	MYR	453,000	3/7/2027	$(4,064)	$—	$(4,064)	HSBC Bank

MYR-KLIBOR-BNM 3 Month (Pay Quarterly)	3.070% (Receive Quarterly)	MYR	147,000	3/7/2027	(1,318)	(1,166)	(152)	HSBC Bank

							$(4,216)

At October 31, 2022, the Ashmore Emerging Markets Local Currency Bond Fund had the following centrally cleared interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Fair Value/ Unrealized Appreciation (Depreciation)**	Variation Margin Receivable (Payable)	Counterparty
CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.010% (Receive Quarterly)	CNY	900,000	9/16/2025	$ (555)	$67	BNP Paribas
CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.828% (Receive Quarterly)	CNY	281,000	6/16/2026	783	18	Merrill Lynch
CFETS China Fixing Repo Rates 7 Day (Pay Quarterly)	2.437% (Receive Quarterly)	CNY	1,050,000	3/16/2027	680	114	HSBC Bank
MXN-TIIE-BANXICO 28 Day Rate (Pay Lunar)	6.563% (Pay Lunar)	MXN	8,800,000	12/31/2024	(30,695)	(174)	Merrill Lynch

					$(29,787)	$25

**Includes cumulative appreciation/depreciation on centrally cleared interest rate swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Bond Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$ 87,792	$ —	$ 87,792
Government Agencies	—	32,759	—	32,759
Government Bonds	—	4,296,795	4,866	4,301,661
Index Linked Government Bonds	—	87,159	—	87,159
Short Term Bills and Notes	—	—	3,007	3,007

Total Debt Securities	—	4,504,505	7,873	4,512,378
Total Investments	$—	$4,504,505	$7,873	$4,512,378

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$ 27,957	$—	$ 27,957
Centrally Cleared Interest Rate Swap Contracts†	—	1,463	—	1,463
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(82,107)	—	(82,107)
Over the Counter Interest Rate Swap Contracts	—	(4,216)	—	(4,216)
Centrally Cleared Interest Rate Swap Contracts†	—	(31,250)	—	(31,250)
Total Other Financial Instruments	$—	$(88,153)	$—	$(88,153)

†Includes cumulative appreciation/depreciation on centrally cleared interest rate swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ended October 31, 2022:

Category and Subcategory	Beginning Balance at 10/31/2021	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2022	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2022

Investments, at value

Government Bonds Russian Federation	$—	$—	$—	$—	$—	$—	$4,866	$—	$4,866	$(90,113)

Short Term Bills And Notes Uruguay	—	—	2,997	—	—	10	—	—	3,007	10

Total	$—	$—	$2,997	$—	$—	$10	$4,866	$—	$7,873	$(90,103)

The following table on “Quantitative information about Level 3 Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2022:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2022	Valuation Technique	Unobservable Input
Government Bonds	$4,866	Last observable vendor price	Last observable vendor price
Short Term Bills and Notes	3,007	Priced at cost	Cost
Total	$7,873

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2022:

	Derivatives Not Accounted for as
	Hedging Instruments

	Foreign Exchange Risk	Interest Rate Risk

Assets:
Unrealized Appreciation on Centrally Cleared Interest Rate Swap Contracts	$ —	$ 1,463	†
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	27,957	—

	$27,957	$ 1,463

Liabilities:
Unrealized Depreciation on Centrally Cleared Interest Rate Swap Contracts	$ —	$(31,250	)†
Unrealized Depreciation on Over the Counter Interest Rate Swap Contracts	—	(4,216)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(82,107)	—

	$(82,107)	$(35,466)

†	Includes cumulative appreciation/depreciation on centrally cleared interest rate swap agreements. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2022:

	Derivatives Not Accounted for as
	Hedging Instruments

	Foreign Exchange Risk	Interest Rate Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(330,741)	$—
Net Realized Loss on Interest Rate Swap Contracts	—	(3,638)

	$(330,741)	$(3,638)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (98,688)	$—
Net Change in Unrealized Depreciation on Interest Rate Swap Contracts	—	(22,384)

	$ (98,688)	$(22,384)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2022

				% of Net
	Currency[1]	Par	Value	Assets

Debt Securities

Argentina (Cost $2,229,418)
YPF S.A., 8.750%, 04/04/2024		630,000	$545,154	0.59
YPF S.A., (Step to 9.000% on 01/01/2023), 4.000%, 02/12/2026[2]		1,700,000	1,491,835	1.60
YPF S.A., (Step to 9.000% on 01/01/2023), 2.500%, 06/30/2029[2]		279,200	175,293	0.19
			2,212,282	2.38

Brazil (Cost $15,142,828)
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 4.398%), 6.250%, 04/15/2024[3]		908,000	797,959	0.86
Braskem Netherlands Finance B.V., 4.500%, 01/10/2028		485,000	421,106	0.45
Braskem Netherlands Finance B.V., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 8.220%), 8.500%, 01/23/2081[3]		350,000	332,500	0.36
BRF S.A., 5.750%, 09/21/2050		715,000	480,880	0.52
CSN Inova Ventures, 6.750%, 01/28/2028		1,200,000	1,027,889	1.11
Globo Comunicacao e Participacoes S.A., 5.500%, 01/14/2032		400,000	303,625	0.33
Gol Finance S.A., 7.000%, 01/31/2025		117,000	50,895	0.06
Gol Finance S.A., 8.000%, 06/30/2026		990,000	576,957	0.62
InterCement Financial Operations B.V., 5.750%, 07/17/2024		1,605,000	1,113,710	1.20
Klabin Austria GmbH, 7.000%, 04/03/2049		355,000	315,197	0.34
MC Brazil Downstream Trading S.A.R.L., 7.250%, 06/30/2031		1,615,000	1,234,022	1.33
Movida Europe S.A., 5.250%, 02/08/2031		375,000	275,955	0.30
Oi S.A., 10.000%, 07/27/2025[4]		4,374,000	1,137,471	1.22
Simpar Europe S.A., 5.200%, 01/26/2031		170,000	122,754	0.13
St Marys Cement, Inc., 5.750%, 01/28/2027		245,000	241,105	0.26
Suzano Austria GmbH, 6.000%, 01/15/2029		470,000	448,145	0.48
Suzano Austria GmbH, 7.000%, 03/16/2047		415,000	380,763	0.41
Unigel Luxembourg S.A., 8.750%, 10/01/2026		475,000	458,986	0.49
Vale Overseas Ltd., 8.250%, 01/17/2034		500,000	543,073	0.58
			10,262,992	11.05

Chile (Cost $6,198,476)
AES Andes S.A., (Variable, USD Swap 5Y + 4.644%), 7.125%, 03/26/2079[3]		1,155,000	947,945	1.02
BPCE S.A., 3.150%, 03/06/2030		245,000	197,289	0.21
Celulosa Arauco y Constitucion S.A., 4.200%, 01/29/2030		555,000	468,975	0.51
Empresa de los Ferrocarriles del Estado, 3.830%, 09/14/2061[5]		300,000	182,791	0.20
GNL Quintero S.A., 4.634%, 07/31/2029		564,166	523,264	0.56
Guacolda Energia S.A., 4.560%, 04/30/2025		1,832,000	572,386	0.62
Inversiones CMPC S.A., 3.850%, 01/13/2030		400,000	333,500	0.36
VTR Comunicaciones S.p.A., 5.125%, 01/15/2028		500,000	317,962	0.34
VTR Finance N.V., 6.375%, 07/15/2028		1,000,000	524,367	0.56
			4,068,479	4.38

China (Cost $39,127,579)
Central China Real Estate Ltd., 7.250%, 04/24/2023		465,000	137,934	0.15

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

				% of Net
	Currency[1]	Par	Value	Assets

China (continued)
Central China Real Estate Ltd., 7.250%, 08/13/2024		1,475,000	$187,277	0.20
CFLD Cayman Investment Ltd., 8.625%, 02/28/2021[6,7]		600,000	30,000	0.03
CFLD Cayman Investment Ltd., 8.600%, 04/08/2024[6]		4,880,000	246,928	0.27
China Evergrande Group, 8.250%, 03/23/2022[6,7]		585,000	20,453	0.02
China Evergrande Group, 10.000%, 04/11/2023[6]		1,035,000	36,194	0.04
China Evergrande Group, 7.500%, 06/28/2023[6]		4,600,000	161,000	0.17
China Evergrande Group, 8.750%, 06/28/2025[6]		765,000	27,731	0.03
China SCE Group Holdings Ltd., 7.250%, 04/19/2023		420,000	51,240	0.06
Fantasia Holdings Group Co. Ltd., 15.000%, 12/18/2021[6,7]		830,000	40,271	0.04
Fantasia Holdings Group Co. Ltd., 7.950%, 07/05/2022[6,7]		3,360,000	183,462	0.20
Fantasia Holdings Group Co. Ltd., 12.250%, 10/18/2022[6,7]		1,840,000	91,464	0.10
Fantasia Holdings Group Co. Ltd., 10.875%, 01/09/2023[6]		925,000	46,194	0.05
Fantasia Holdings Group Co. Ltd., 11.875%, 06/01/2023[6]		770,000	38,454	0.04
Huarong Finance 2017 Co. Ltd., (Floating, ICE LIBOR USD 3M + 1.150%), 4.013%, 11/07/2022		200,000	199,500	0.21
Huarong Finance 2017 Co. Ltd., (Floating, ICE LIBOR USD 3M + 1.325%), 5.068%, 07/03/2023		295,000	284,710	0.31
Huarong Finance 2019 Co. Ltd., (Floating, ICE LIBOR USD 3M + 1.125%), 4.105%, 02/24/2023		265,000	260,031	0.28
Huarong Finance II Co. Ltd., 5.500%, 01/16/2025		595,000	502,775	0.54
Kaisa Group Holdings Ltd., 8.500%, 06/30/2022[6,7]		1,577,000	105,200	0.11
Kaisa Group Holdings Ltd., 11.500%, 01/30/2023[6]		1,850,000	119,023	0.13
Kaisa Group Holdings Ltd., 10.875%, 07/23/2023[6]		690,000	43,125	0.05
Kaisa Group Holdings Ltd., 9.375%, 06/30/2024[6]		1,350,000	91,125	0.10
Kaisa Group Holdings Ltd., 11.250%, 04/16/2025[6]		1,180,000	78,175	0.08
Kaisa Group Holdings Ltd., 11.700%, 11/11/2025[6]		625,000	43,125	0.05
Prime Bloom Holdings Ltd., 6.950%, 07/05/2022[6,7]		960,000	124,800	0.13
Redco Properties Group Ltd., 9.900%, 02/17/2024[6]		980,000	140,532	0.15
Scenery Journey Ltd., 11.500%, 10/24/2022[6,7]		800,000	18,038	0.02
Scenery Journey Ltd., 12.000%, 10/24/2023[6]		2,380,000	53,191	0.06
Shimao Group Holdings Ltd., 4.750%, 07/03/2022[6,7]		860,000	38,900	0.04
Sunac China Holdings Ltd., 7.250%, 06/14/2022[6,7]		1,675,000	100,059	0.11
Sunac China Holdings Ltd., 7.500%, 02/01/2024[6]		1,015,000	58,443	0.06
Sunac China Holdings Ltd., 6.650%, 08/03/2024[6]		200,000	11,226	0.01
Sunac China Holdings Ltd., 6.500%, 01/10/2025[6]		725,000	39,930	0.04
Tunghsu Venus Holdings Ltd., 7.000%, 06/12/2020[6,7]		2,785,000	768,660	0.83
Xiaomi Best Time International Ltd., 0.000%, 12/17/2027[8]		400,000	291,000	0.31
Yuzhou Group Holdings Co. Ltd., 7.813%, 01/21/2023[6]		3,200,550	91,412	0.10
Yuzhou Group Holdings Co. Ltd., 6.350%, 01/13/2027[6]		810,000	23,532	0.03
Zhenro Properties Group Ltd., 8.700%, 08/03/2022[6,7]		1,360,000	54,400	0.06
Zhenro Properties Group Ltd., 6.500%, 09/01/2022[6,7]		2,095,000	83,800	0.09
Zhenro Properties Group Ltd., 9.150%, 05/06/2023[6]		700,000	13,265	0.01
Zhenro Properties Group Ltd., 7.875%, 04/14/2024[6]		2,315,000	44,701	0.05
			4,981,280	5.36

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

				% of Net
	Currency[1]	Par	Value	Assets

Colombia (Cost $6,031,714)
Canacol Energy Ltd., 5.750%, 11/24/2028		455,000	$342,101	0.37
Ecopetrol S.A., 6.875%, 04/29/2030		230,000	189,267	0.20
Ecopetrol S.A., 5.875%, 05/28/2045		660,000	401,821	0.43
Empresas Publicas de Medellin ESP, 4.375%, 02/15/2031		365,000	247,375	0.27
Frontera Energy Corp., 7.875%, 06/21/2028		1,420,000	1,061,450	1.14
Geopark Ltd., 5.500%, 01/17/2027		500,000	407,604	0.44
Grupo Aval Ltd., 4.375%, 02/04/2030		400,000	277,376	0.30
Millicom International Cellular S.A., 6.250%, 03/25/2029		369,000	322,875	0.35
Millicom International Cellular S.A., 4.500%, 04/27/2031		965,000	723,431	0.78
Oleoducto Central S.A., 4.000%, 07/14/2027		440,000	358,380	0.39
Promigas S.A. ESP/Gases del Pacifico SAC, 3.750%, 10/16/2029		200,000	148,941	0.16
SURA Asset Management S.A., 4.875%, 04/17/2024		215,000	207,817	0.22
			4,688,438	5.05

Czech Republic (Cost $1,965,282)
New World Resources N.V., 8.000%, 04/07/2020[6,7,9]	EUR	1,685,299	—	—
New World Resources N.V., 0.000%, 10/07/2020[5,6,7,9,10]	EUR	101,612	—	—
New World Resources N.V., 4.000%, 10/07/2020[6,7,9]	EUR	700,590	—	—
			—	—

Ecuador (Cost $1,696,470)
International Airport Finance S.A., 12.000%, 03/15/2033		1,755,444	1,518,470	1.63
			1,518,470	1.63

Ghana (Cost $1,567,494)
Kosmos Energy Ltd., 7.750%, 05/01/2027		1,240,000	1,001,300	1.08
Tullow Oil PLC, 10.250%, 05/15/2026		361,000	307,218	0.33
			1,308,518	1.41

Guatemala (Cost $849,527)
CT Trust, 5.125%, 02/03/2032		930,000	742,910	0.80
			742,910	0.80

Hong Kong (Cost $883,757)
AIA Group Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.758%), 2.700%, 04/07/2026[3]		200,000	158,098	0.17
Airport Authority, (Variable, 4.697% - U.S. Treasury Yield Curve Rate CMT 5Y), 2.100%, 03/08/2026[3]		215,000	185,545	0.20
Phoenix Lead Ltd., 4.850%, 02/23/2023		475,000	313,595	0.34
			657,238	0.71

India (Cost $6,482,132)
Bharti Airtel Ltd., 3.250%, 06/03/2031		565,000	437,567	0.47
Greenko Power II Ltd., 4.300%, 12/13/2028		342,125	263,436	0.28
Greenko Solar Mauritius Ltd., 5.950%, 07/29/2026		523,000	419,969	0.45
India Green Energy Holdings, 5.375%, 04/29/2024		250,000	233,448	0.25
Indian Railway Finance Corp. Ltd., 3.570%, 01/21/2032		200,000	155,640	0.17

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

				% of Net
	Currency[1]	Par	Value	Assets

India (continued)
Network i2i Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.390%), 3.975%, 03/03/2026[3]		700,000	$553,917	0.60
NTPC Ltd., 4.500%, 03/19/2028		210,000	192,596	0.21
Power Finance Corp. Ltd., 4.500%, 06/18/2029		640,000	548,355	0.59
Reliance Industries Ltd., 2.875%, 01/12/2032		250,000	188,430	0.20
Vedanta Resources Finance II PLC, 8.000%, 04/23/2023		960,000	896,277	0.97
Vedanta Resources Finance II PLC, 8.950%, 03/11/2025		1,105,000	696,559	0.75
Vedanta Resources Ltd., 6.125%, 08/09/2024		1,000,000	592,197	0.64
			5,178,391	5.58

Indonesia (Cost $2,941,426)
Freeport Indonesia PT, 4.763%, 04/14/2027		295,000	265,058	0.29
Freeport Indonesia PT, 6.200%, 04/14/2052		400,000	301,440	0.33
Indonesia Asahan Aluminium Persero PT, 6.530%, 11/15/2028		280,000	272,303	0.29
Medco Bell Pte. Ltd., 6.375%, 01/30/2027		535,000	427,975	0.46
Minejesa Capital B.V., 4.625%, 08/10/2030		485,000	372,722	0.40
Minejesa Capital B.V., 5.625%, 08/10/2037		360,000	230,400	0.25
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.850%, 10/14/2038		705,000	523,965	0.56
			2,393,863	2.58

Iraq (Cost $1,180,916)
DNO A.S.A., 7.875%, 09/09/2026[5]		1,180,000	1,067,900	1.15
			1,067,900	1.15

Israel (Cost $8,369,480)
Altice Financing S.A., 5.750%, 08/15/2029		470,000	368,837	0.40
Bank Hapoalim B.M., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.155%), 3.255%, 01/21/2032[3,5]		640,000	523,200	0.56
Bank Leumi Le-Israel B.M., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.631%), 3.275%, 01/29/2031[3,5]		720,000	614,700	0.66
Leviathan Bond Ltd., 6.125%, 06/30/2025[5]		470,000	446,181	0.48
Leviathan Bond Ltd., 6.500%, 06/30/2027[5]		363,000	338,498	0.37
Leviathan Bond Ltd., 6.750%, 06/30/2030[5]		900,000	801,918	0.87
Mizrahi Tefahot Bank Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.250%), 3.077%, 04/07/2031[3,5]		700,000	588,000	0.63
Teva Pharmaceutical Finance Co. LLC, 6.150%, 02/01/2036		1,000,000	819,510	0.88
Teva Pharmaceutical Finance Netherlands II B.V., 4.375%, 05/09/2030	EUR	900,000	714,875	0.77
Teva Pharmaceutical Finance Netherlands III B.V., 6.750%, 03/01/2028		1,735,000	1,635,238	1.76
			6,850,957	7.38

Jamaica (Cost $1,078,437)
Digicel Group Holdings Ltd., 7.000%, 11/16/2022[4]		1,337,980	93,659	0.10
Digicel Ltd., 6.750%, 03/01/2023		625,000	331,250	0.36
			424,909	0.46

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

				% of Net
	Currency[1]	Par	Value	Assets

Jordan (Cost $196,510)
Hikma Finance U.S.A. LLC, 3.250%, 07/09/2025		200,000	$183,997	0.20
			183,997	0.20

Kazakhstan (Cost $713,625)
Kazakhstan Temir Zholy Finance B.V., 6.950%, 07/10/2042		380,000	374,300	0.40
Tengizchevroil Finance Co. International Ltd., 4.000%, 08/15/2026		210,000	170,948	0.19
			545,248	0.59

Kuwait (Cost $1,518,413)
MEGlobal Canada ULC, 5.875%, 05/18/2030		380,000	366,046	0.39
NBK Tier 1 Financing 2 Ltd., (Variable, USD CMT 6Y + 2.832%), 4.500%, 08/27/2025[3]		465,000	409,898	0.44
NBK Tier 1 Ltd., (Variable, USD CMT 6Y + 2.875%), 3.625%, 08/24/2026[3]		600,000	499,260	0.54
			1,275,204	1.37

Malaysia (Cost $299,311)
Misc Capital Two Labuan Ltd., 3.750%, 04/06/2027		315,000	285,972	0.31
			285,972	0.31

Mexico (Cost $15,868,238)
Alfa S.A.B. de C.V., 6.875%, 03/25/2044		440,000	383,882	0.41
America Movil S.A.B. de C.V., 5.375%, 04/04/2032		475,000	402,088	0.43
Axtel S.A.B. de C.V., 6.375%, 11/14/2024		786,000	523,382	0.56
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 5.353%), 7.625%, 01/10/2028[3]		485,000	398,129	0.43
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 7.760%), 8.375%, 10/14/2030[3]		415,000	360,896	0.39
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 5.034%), 6.625%, 01/24/2032[3]		500,000	375,000	0.41
BBVA Bancomer S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.650%), 5.125%, 01/18/2033[3]		935,000	756,240	0.82
Braskem Idesa S.A.P.I., 7.450%, 11/15/2029		620,000	474,269	0.51
Braskem Idesa S.A.P.I., 6.990%, 02/20/2032		350,000	234,108	0.25
Cemex S.A.B. de C.V., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.534%), 5.125%, 06/08/2026[3]		900,000	742,995	0.80
CIBANCO S.A. Institucion de Banca Multiple Trust CIB/3332, 4.375%, 07/22/2031		1,020,000	640,050	0.69
Cometa Energia S.A. de C.V., 6.375%, 04/24/2035		492,775	426,250	0.46
Comision Federal de Electricidad, 3.348%, 02/09/2031		280,000	206,858	0.22
Comision Federal de Electricidad, 6.264%, 02/15/2052		750,000	554,576	0.60
Corp. Inmobiliaria Vesta S.A.B. de C.V., 3.625%, 05/13/2031		200,000	145,766	0.16
Electricidad Firme de Mexico Holdings S.A. de C.V., 4.900%, 11/20/2026		600,000	477,018	0.51
Grupo Axo S.A.P.I. de C.V., 5.750%, 06/08/2026		395,000	313,326	0.34
Metalsa S.A.P.I de C.V., 3.750%, 05/04/2031		500,000	345,069	0.37
Mexico Generadora de Energia S. de r.l., 5.500%, 12/06/2032		470,614	428,656	0.46
Nemak S.A.B. de C.V., 3.625%, 06/28/2031		400,000	291,000	0.31

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

				% of Net
	Currency[1]	Par	Value	Assets

Mexico (continued)
Petroleos Mexicanos, 6.700%, 02/16/2032		440,000	$332,750	0.36
Petroleos Mexicanos, 6.750%, 09/21/2047		1,300,000	782,965	0.84
Petroleos Mexicanos, 7.690%, 01/23/2050		1,030,000	671,015	0.72
Petroleos Mexicanos, 6.950%, 01/28/2060		1,360,000	816,174	0.88
Trust Fibra Uno, 4.869%, 01/15/2030		825,000	621,435	0.67
Trust Fibra Uno, 6.390%, 01/15/2050		623,000	412,737	0.45
			12,116,634	13.05

Mongolia (Cost $547,234)
Mongolian Mining Corp., 1.569%, 04/01/2023[4,11]		1,006,671	338,241	0.36
			338,241	0.36

Morocco (Cost $584,929)
OCP S.A., 5.125%, 06/23/2051		600,000	367,236	0.40
			367,236	0.40

Nigeria (Cost $881,034)
IHS Netherlands Holdco B.V., 8.000%, 09/18/2027		900,000	694,692	0.75
			694,692	0.75

Oman (Cost $628,150)
Oryx Funding Ltd., 5.800%, 02/03/2031		300,000	262,362	0.28
Oztel Holdings SPC Ltd., 5.625%, 10/24/2023		335,000	331,882	0.36
			594,244	0.64

Panama (Cost $1,811,734)
AES Panama Generation Holdings SRL, 4.375%, 05/31/2030		575,000	452,534	0.49
C&W Senior Financing DAC, 6.875%, 09/15/2027		1,260,000	1,092,649	1.17
			1,545,183	1.66

Peru (Cost $3,835,222)
Banco de Credito del Peru S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.000%), 3.125%, 07/01/2030[3]		255,000	224,446	0.24
Banco de Credito del Peru S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.450%), 3.250%, 09/30/2031[3]		340,000	285,090	0.31
Banco Internacional del Peru S.A.A. Interbank, (Variable, ICE LIBOR USD 3M + 5.760%), 6.625%, 03/19/2029[3]		230,000	223,675	0.24
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.375%, 06/01/2028		366,400	331,702	0.36
InRetail Consumer, 3.250%, 03/22/2028		270,000	213,502	0.23
InRetail Shopping Malls, 5.750%, 04/03/2028		245,000	217,131	0.23
Intercorp Peru Ltd., 3.875%, 08/15/2029		420,000	325,954	0.35
Kallpa Generacion S.A., 4.125%, 08/16/2027		310,000	272,002	0.29
Minsur S.A., 4.500%, 10/28/2031		815,000	656,792	0.71
Peru LNG S.R.L., 5.375%, 03/22/2030		225,000	176,917	0.19
Petroleos del Peru S.A., 5.625%, 06/19/2047		590,000	378,444	0.41
			3,305,655	3.56

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

				% of Net
	Currency[1]	Par	Value	Assets

Poland (Cost $946,877)
GTC Aurora Luxembourg S.A., 2.250%, 06/23/2026	EUR	885,000	$577,377	0.62
			577,377	0.62

Qatar (Cost $556,438)
Nakilat, Inc., 6.067%, 12/31/2033		128,811	126,879	0.13
QIB Sukuk Ltd., (Floating, ICE LIBOR USD 3M + 1.350%), 5.858%, 02/07/2025		400,000	397,998	0.43
			524,877	0.56

Romania (Cost $552,898)
NE Property B.V., 1.875%, 10/09/2026	EUR	285,000	223,043	0.24
NE Property B.V., 2.000%, 01/20/2030	EUR	310,000	201,941	0.22
			424,984	0.46

Russian Federation (Cost $1,481,647)
Sovcombank Via SovCom Capital DAC, 7.600%, 02/17/2027[6,12]		1,605,000	2	—
			2	—

Saudi Arabia (Cost $3,795,140)
Acwa Power Management And Investments One Ltd., 5.950%, 12/15/2039		958,080	834,488	0.90
Arabian Centres Sukuk II Ltd., 5.625%, 10/07/2026		800,000	683,808	0.74
Dar Al-Arkan Sukuk Co. Ltd., 6.750%, 02/15/2025		600,000	572,928	0.62
EIG Pearl Holdings S.a.r.l., 3.545%, 08/31/2036		420,000	322,350	0.35
EIG Pearl Holdings S.a.r.l., 4.387%, 11/30/2046		320,000	217,600	0.23
SA Global Sukuk Ltd., 2.694%, 06/17/2031		240,000	196,200	0.21
Saudi Arabian Oil Co., 4.250%, 04/16/2039		535,000	438,967	0.47
			3,266,341	3.52

Singapore (Cost $2,493,550)
DBS Group Holdings Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.915%), 3.300%, 02/27/2025[3]		370,000	324,490	0.35
Puma International Financing S.A., 5.000%, 01/24/2026		2,000,000	1,775,000	1.91
United Overseas Bank Ltd., (Variable, USD Swap 5Y + 1.794%), 3.875%, 10/19/2023[3]		255,000	242,888	0.26
			2,342,378	2.52

South Africa (Cost $5,301,821)
Absa Group Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.411%), 6.375%, 05/27/2026[3]		600,000	510,000	0.55
AngloGold Ashanti Holdings PLC, 3.375%, 11/01/2028		270,000	218,054	0.23
AngloGold Ashanti Holdings PLC, 3.750%, 10/01/2030		345,000	264,507	0.28
Gold Fields Orogen Holdings BVI Ltd., 6.125%, 05/15/2029		210,000	196,332	0.21
Liquid Telecommunications Financing PLC, 5.500%, 09/04/2026		800,000	552,000	0.59
MTN Mauritius Investments Ltd., 6.500%, 10/13/2026		775,000	738,498	0.80
Prosus N.V., 3.680%, 01/21/2030		300,000	220,778	0.24
Prosus N.V., 3.061%, 07/13/2031		320,000	214,927	0.23

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

				% of Net
	Currency[1]	Par	Value	Assets

South Africa (continued)
Sasol Financing U.S.A. LLC, 4.375%, 09/18/2026		300,000	$262,500	0.28
Sasol Financing U.S.A. LLC, 6.500%, 09/27/2028		815,000	719,579	0.78
Sasol Financing U.S.A. LLC, 5.500%, 03/18/2031		445,000	333,292	0.36
			4,230,467	4.55

South Korea (Cost $990,807)
Kyobo Life Insurance Co. Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.887%), 5.900%, 06/15/2052[3]		425,000	386,750	0.42
Shinhan Financial Group Co. Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.051%), 5.875%, 08/13/2023[3]		235,000	228,244	0.24
Shinhan Financial Group Co. Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.500%), 3.340%, 02/05/2030[3]		315,000	289,815	0.31
			904,809	0.97

Tanzania (Cost $1,049,233)
HTA Group Ltd., 7.000%, 12/18/2025		515,000	450,625	0.49
HTA Group Ltd., 2.875%, 03/18/2027		600,000	459,000	0.49
			909,625	0.98

Thailand (Cost $1,265,668)
Bangkok Bank PCL, 9.025%, 03/15/2029		430,000	474,074	0.51
GC Treasury Center Co. Ltd., 2.980%, 03/18/2031		585,000	431,537	0.47
GC Treasury Center Co. Ltd., 4.400%, 03/30/2032		200,000	160,620	0.17
			1,066,231	1.15

Turkey (Cost $2,233,402)
Akbank T.A.S., (Variable, USD Swap 5Y + 4.029%), 6.797%, 04/27/2028[3]		319,000	286,274	0.31
Turk Telekomunikasyon A.S., 6.875%, 02/28/2025		315,000	274,050	0.29
Turkcell Iletisim Hizmetleri A.S., 5.800%, 04/11/2028		140,000	111,896	0.12
Turkiye Garanti Bankasi A.S., (Variable, USD ICE Swap Rate 5Y + 4.220%), 7.177%, 05/24/2027[3]		245,000	209,659	0.23
Turkiye Is Bankasi A.S., (Variable, USD Swap 5Y + 5.117%), 7.000%, 06/29/2028[3]		340,000	308,645	0.33
Yapi ve Kredi Bankasi A.S., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 7.415%), 7.875%, 01/22/2031[3]		275,000	242,655	0.26
Zorlu Yenilenebilir Enerji A.S., 9.000%, 06/01/2026		690,000	494,247	0.53
			1,927,426	2.07

United Arab Emirates (Cost $3,297,177)
DP World Ltd., 6.850%, 07/02/2037		660,000	632,806	0.68
DP World Salaam, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.750%), 6.000%, 10/01/2025[3]		830,000	803,878	0.87
First Abu Dhabi Bank PJSC, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.138%), 4.500%, 04/05/2026[3]		500,000	456,375	0.49
Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040		753,893	565,015	0.61
MAF Global Securities Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.539%), 6.375%, 03/20/2026[3]		380,000	348,384	0.37
			2,806,458	3.02

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

				% of Net
	Currency[1]	Par	Value	Assets

Venezuela (Cost $8,318,882)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020[6,7]		7,112,500	$1,244,687	1.34
Petroleos de Venezuela S.A., 9.750%, 05/17/2035[6]		6,744,093	134,882	0.15
			1,379,569	1.49

Vietnam (Cost $542,653)
Mong Duong Finance Holdings B.V., 5.125%, 05/07/2029		635,000	439,960	0.47
			439,960	0.47

Zambia (Cost $2,008,075)
First Quantum Minerals Ltd., 6.875%, 03/01/2026		1,520,000	1,426,368	1.54
First Quantum Minerals Ltd., 6.875%, 10/15/2027		500,000	464,914	0.50
			1,891,282	2.04

Total Debt Securities (Cost $157,463,604)			90,300,719	97.23

Bank Loans

Czech Republic (Cost $362,933)
New World Resources N.V., 8.500%, 10/07/2016[7,9]	EUR	827,337	—	—
			—	—

Total Bank Loans (Cost $362,933)			—	—

				% of Net
	Currency[1]	Shares	Value	Assets

Equity Securities

Czech Republic (Cost $1,093,254)
New World Resources PLC, Class A*,9	GBP	36,580,138	$—	—
			—	—

Niger (Cost $877,496)
Savannah Energy PLC*	GBP	2,258,852	712,462	0.77
			712,462	0.77

Total Equity Securities (Cost $1,970,750)			712,462	0.77

Total Investments (Total Cost $159,797,287)			91,013,181	98.00

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			1,857,650	2.00

Net Assets			$92,870,831	100.00

*	Non-income producing security.

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Step coupon bond. Rate as of October 31, 2022 is disclosed.

[3]	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

[4]	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

[5]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

[6]	Issuer has defaulted on terms of debt obligation.

[7]	Maturity has been extended under the terms of a plan of reorganization.

[8]	Zero coupon bond.

[9]	Security has been deemed worthless and is a Level 3 investment.

[10]

Restricted security that has been deemed illiquid. At October 31, 2022 the value of these restricted illiquid securities amount to $0 or 0.00% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST

New World Resources N.V., 0.0000%, 10/07/2020	10/7/14	$—

[11]	Zero coupon bond – interest rate reflects effective yield on the date of purchase.
[12]	Security is a Level 3 investment.

Percentages shown are based on net assets.

At October 31, 2022, the Ashmore Emerging Markets Corporate Income Fund had outstanding forward foreign currency exchange contracts as follows:

			Currency		Currency
			Buy Amount		Sell Amount
Settlement		Currency	(Local	Currency	(Local	Unrealized
Date	Counterparty	Buy	Currency)	Sell	Currency)	Gain/(Loss)

11/30/2022	Deutsche Bank	British Pound	229,871	United States Dollar	255,572	$ 8,260

11/30/2022	State Street	United States Dollar	942,683	British Pound	800,000	24,491

Subtotal Appreciation						32,751

11/30/2022	Deutsche Bank	United States Dollar	1,796,444	Euro	1,823,285	(9,254)

Subtotal Depreciation						(9,254)

Total						$23,497

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Income Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$74,055,976	$ 2	$74,055,978
Corporate Convertible Bonds	—	4,876,165	—	4,876,165
Financial Certificates	—	2,654,813	—	2,654,813
Government Agencies	—	8,713,763	—	8,713,763

Total Debt Securities	—	90,300,717	2	90,300,719
Bank Loans
Equity Securities
Common Stock
Niger	—	712,462	—	712,462

Total Common Stock	—	712,462	—	712,462

Total Investments	$—	$91,013,179	$ 2	$91,013,181

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$32,751	$—	$32,751
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(9,254)	—	(9,254)

Total Other Financial Instruments	$—	$23,497	$—	$23,497

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ended October 31, 2022:

										Change in
										Unrealized
										Appreciation
						Change in				(Depreciation)
	Beginning	Accrued			Realized	Unrealized	Transfers	Transfers	Ending	from Investments
Category and	Balance	Discounts			Gains	Appreciation	into	out of	Balance	still held
Subcategory	at 10/31/2021	(Premiums)	Purchases	Sales	(Losses)	(Depreciation)	Level 3	Level 3	at 10/31/2022	10/31/2022

Investments, at value

Bank Loans

Brazil	$1,800,000	$—	$—	$(1,818,800)	$(281,200)	$300,000	$—	$—	$—	$—

Ghana	2,121,750	—	—	(2,131,859)	(11,323)	21,432	—	—	—	—

Common Stock

Niger	598,176	—	—	—	—	(598,176)	—	—	—	—

Corporate Bonds

Russian Federation	—	—	—	—	—	—	2	—	2	(1,481,646)

Total	$4,519,926	$—	$—	$(3,950,659)	$(292,523)	$(276,744)	$2	$—	$2	$(1,481,646)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

The following table on “Quantitative information about Level 3 Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2022:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at	Valuation	Unobservable
	10/31/2022	Technique	Input

Bank Loans	$—	Zero priced asset	Inputs to model
Common Stock	—	Zero priced asset	Inputs to model
Corporate Bonds	2	Zero priced asset	Inputs to model

Total	$ 2

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2022:

Derivatives Not Accounted for as
Hedging Instruments
Foreign
Exchange Risk

Assets:

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$32,751

Liabilities:

Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$ (9,254)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2022:

Derivatives Not Accounted for as
Hedging Instruments
Foreign
Exchange Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:

Net Realized Gain on Forward Foreign Currency Exchange Contracts	$599,723

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:

Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 17,247

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets

Debt Securities

Argentina (Cost $1,655,597)
YPF S.A., (Step to 9.000% on 01/01/2023), 4.000%, 02/12/2026[2]		1,950,000	$1,711,222	3.09
			1,711,222	3.09

Bahrain (Cost $585,285)
BBK BSC, 5.500%, 07/09/2024		600,000	581,651	1.05
			581,651	1.05

Brazil (Cost $17,033,530)
Azul Investments LLP, 5.875%, 10/26/2024		2,630,000	1,981,976	3.58
Banco do Brasil S.A., 4.625%, 01/15/2025		600,000	582,660	1.05
Banco Votorantim S.A., 4.500%, 09/24/2024		600,000	580,738	1.05
CSN Resources S.A., 7.625%, 04/17/2026		1,150,000	1,100,816	1.99
Gol Finance S.A., 7.000%, 01/31/2025		3,480,000	1,513,800	2.74
InterCement Financial Operations B.V., 5.750%, 07/17/2024		4,350,000	3,018,465	5.45
Itau Unibanco Holding S.A., 3.250%, 01/24/2025		600,000	576,954	1.04
Oi S.A., 10.000%, 07/27/2025[3]		5,400,000	1,404,286	2.54
			10,759,695	19.44

Chile (Cost $591,340)
Inversiones CMPC S.A., 4.750%, 09/15/2024		600,000	589,500	1.07
			589,500	1.07

China (Cost $50,317,144)
Central China Real Estate Ltd., 7.250%, 04/24/2023		875,000	259,553	0.47
CFLD Cayman Investment Ltd., 8.625%, 02/28/2021[4,5]		600,000	30,000	0.05
CFLD Cayman Investment Ltd., 9.000%, 07/31/2021[4,5]		780,000	39,000	0.07
CFLD Cayman Investment Ltd., 8.600%, 04/08/2024[4]		1,035,000	52,371	0.09
CFLD Cayman Investment Ltd., 8.050%, 01/13/2025[4]		2,975,000	148,750	0.27
China Evergrande Group, 8.250%, 03/23/2022[4,5]		4,707,000	164,564	0.30
China Evergrande Group, 10.000%, 04/11/2023[4]		5,150,000	180,097	0.33
Country Garden Holdings Co. Ltd., 4.750%, 01/17/2023		400,000	282,302	0.51
Country Garden Holdings Co. Ltd., 8.000%, 01/27/2024		400,000	65,047	0.12
Fantasia Holdings Group Co. Ltd., 12.250%, 10/18/2022[4,5]		4,000,000	198,835	0.36
Fantasia Holdings Group Co. Ltd., 10.875%, 01/09/2023[4]		4,160,000	207,750	0.38
Fantasia Holdings Group Co. Ltd., 11.875%, 06/01/2023[4]		1,510,000	75,409	0.14
Kaisa Group Holdings Ltd., 11.500%, 01/30/2023[4]		4,875,000	313,641	0.57
Kaisa Group Holdings Ltd., 10.875%, 07/23/2023[4]		3,930,000	245,625	0.44
Kaisa Group Holdings Ltd., 11.250%, 04/16/2025[4]		4,280,000	283,550	0.51
Prime Bloom Holdings Ltd., 6.950%, 07/05/2022[4,5]		6,470,000	841,100	1.52
Scenery Journey Ltd., 11.500%, 10/24/2022[4,5]		1,490,000	33,595	0.06
Shimao Group Holdings Ltd., 4.750%, 07/03/2022[4,5]		200,000	9,046	0.02
Sunac China Holdings Ltd., 7.250%, 06/14/2022[4,5]		690,000	41,218	0.07
Sunac China Holdings Ltd., 7.950%, 08/08/2022[4,5]		730,000	43,978	0.08
Sunac China Holdings Ltd., 8.350%, 04/19/2023[4]		200,000	11,492	0.02
Sunac China Holdings Ltd., 6.650%, 08/03/2024[4]		250,000	14,033	0.02

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets

China (continued)
Tunghsu Venus Holdings Ltd., 7.000%, 06/12/2020[4,5]		2,640,000	$728,640	1.32
Yuzhou Group Holdings Co. Ltd., 7.813%, 01/21/2023[4]		670,000	19,136	0.03
Yuzhou Group Holdings Co. Ltd., 6.000%, 10/25/2023[4]		4,940,000	147,846	0.27
Zhenro Properties Group Ltd., 8.000%, 03/06/2023[4]		4,920,000	147,600	0.27
Zhenro Properties Group Ltd., 9.150%, 05/06/2023[4]		813,000	15,407	0.03
Zhenro Properties Group Ltd., 8.300%, 09/15/2023[4]		1,017,000	18,655	0.03
Zhenro Properties Group Ltd., 7.875%, 04/14/2024[4]		575,000	11,103	0.02
			4,629,343	8.37

Colombia (Cost $1,348,984)
Ecopetrol S.A., 4.125%, 01/16/2025		1,350,000	1,244,750	2.25
			1,244,750	2.25

Ghana (Cost $1,444,108)
Tullow Oil PLC, 10.250%, 05/15/2026		1,405,000	1,195,683	2.16
			1,195,683	2.16

India (Cost $3,175,240)
Bharti Airtel Ltd., 4.375%, 06/10/2025		1,195,000	1,135,177	2.05
Greenko Solar Mauritius Ltd., 5.950%, 07/29/2026		1,360,000	1,092,080	1.98
Vedanta Resources Finance II PLC, 8.000%, 04/23/2023		760,000	709,553	1.28
			2,936,810	5.31

Jamaica (Cost $3,262,937)
Digicel Group Holdings Ltd., 7.000%, 11/16/2022[3]		123,394	8,638	0.02
Digicel International Finance Ltd./Digicel International Holdings Ltd., 8.750%, 05/25/2024		3,200,000	2,730,848	4.93
			2,739,486	4.95

Jordan (Cost $1,005,817)
Hikma Finance U.S.A. LLC, 3.250%, 07/09/2025		1,000,000	919,986	1.66
			919,986	1.66

Kazakhstan (Cost $830,915)
KazMunayGas National Co. JSC, 4.750%, 04/19/2027		978,000	848,693	1.53
			848,693	1.53

Kuwait (Cost $539,827)
MEGlobal Canada ULC, 5.000%, 05/18/2025		550,000	531,437	0.96
			531,437	0.96

Lebanon (Cost $13,433,289)
Lebanon (Rep of), 6.375%, 03/09/2020[4,5]		1,527,000	87,803	0.16
Lebanon (Rep of), 5.800%, 04/14/2020[4,5]		7,070,000	414,161	0.75
Lebanon (Rep of), 6.150%, 06/19/2020[4,5]		6,506,000	381,121	0.69
			883,085	1.60

Mexico (Cost $9,888,074)
Alfa S.A.B. de C.V., 5.250%, 03/25/2024		1,080,000	1,072,440	1.94
Axtel S.A.B. de C.V., 6.375%, 11/14/2024		700,000	466,116	0.84

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets

Mexico (continued)
Banco Santander Mexico S.A. Institucion de Banca Multiple
Grupo Financiero Santander, 5.375%, 04/17/2025		1,000,000	$970,000	1.75
Grupo Axo S.A.P.I. de C.V., 5.750%, 06/08/2026		1,025,000	813,061	1.47
Petroleos Mexicanos, 6.875%, 10/16/2025		5,652,000	5,432,985	9.82
			8,754,602	15.82

Morocco (Cost $1,143,333)
OCP S.A., 4.500%, 10/22/2025		1,100,000	1,047,011	1.89
			1,047,011	1.89

Oman (Cost $2,319,540)
National Bank of Oman SAOG, 5.625%, 09/25/2023		1,200,000	1,189,320	2.15
Oztel Holdings SPC Ltd., 5.625%, 10/24/2023		1,100,000	1,089,761	1.97
			2,279,081	4.12

Pakistan (Cost $1,839,100)
Third Pakistan International Sukuk (The) Co. Ltd., 5.625%, 12/05/2022		1,981,000	1,784,723	3.23
			1,784,723	3.23

Saudi Arabia (Cost $1,558,759)
Arabian Centres Sukuk Ltd., 5.375%, 11/26/2024		1,600,000	1,478,976	2.67
			1,478,976	2.67

South Africa (Cost $1,776,890)
Liquid Telecommunications Financing PLC, 5.500%, 09/04/2026		700,000	483,000	0.87
Sasol Financing U.S.A. LLC, 5.875%, 03/27/2024		1,100,000	1,074,150	1.94
			1,557,150	2.81

Tanzania (Cost $1,172,314)
HTA Group Ltd., 7.000%, 12/18/2025		1,300,000	1,137,500	2.06
			1,137,500	2.06

United States (Cost $841,699)
U.S. Treasury Bill, 2.360%, 12/29/2022[6]		845,000	839,799	1.52
			839,799	1.52

Venezuela (Cost $16,453,222)
Petroleos de Venezuela S.A., 8.500%, 10/27/2020[4,5]		18,697,500	3,272,062	5.91
			3,272,062	5.91

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
Zambia (Cost $1,201,056)
First Quantum Minerals Ltd., 6.875%, 03/01/2026		1,275,000	$1,196,460	2.16
			1,196,460	2.16

Total Debt Securities (Cost $133,418,000)			52,918,705	95.63

Total Investments (Total Cost $133,418,000)			52,918,705	95.63
Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			2,420,423	4.37

Net Assets			$55,339,128	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Step coupon bond. Rate as of October 31, 2022 is disclosed.

[3]	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.

[4]	Issuer has defaulted on terms of debt obligation.

[5]	Maturity has been extended under the terms of a plan of reorganization.

[6]	Zero coupon bond – interest rate reflects effective yield on the date of purchase.

Percentages shown are based on net assets.

The inputs ormethodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Short Duration Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$39,543,165	$—	$39,543,165
Financial Certificates	—	3,263,699	—	3,263,699
Government Agencies	—	8,388,957	—	8,388,957
Government Bonds	—	883,085	—	883,085
Short Term Bills and Notes	—	839,799	—	839,799

Total Debt Securities	—	52,918,705	—	52,918,705

Total Investments	$—	$52,918,705	$—	$52,918,705

See accompanying notes to the financial statements.

ASHMOREE MERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

 The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2022:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 52,514

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ (286)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2022

	Currency[1]	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $779,241)
Globant S.A.*		4,560	$860,381	1.13
			860,381	1.13

Brazil (Cost $5,838,035)
Banco do Brasil S.A.	BRL	104,300	747,495	0.98
Hypera S.A.*	BRL	151,100	1,486,282	1.95
Lojas Renner S.A.*	BRL	156,000	933,191	1.23
Magazine Luiza S.A.*	BRL	478,200	413,814	0.54
MercadoLibre, Inc.*		1,870	1,686,030	2.22
Rumo S.A.	BRL	194,500	833,652	1.10
TOTVS S.A.*	BRL	66,200	424,972	0.56
			6,525,436	8.58

China (Cost $30,650,681)
Alibaba Group Holding Ltd.*	HKD	291,700	2,322,362	3.05
ANTA Sports Products Ltd.	HKD	195,800	1,722,023	2.27
Baidu, Inc. ADR*		23,180	1,774,893	2.33
China International Capital Corp. Ltd., Class H2	HKD	841,200	1,164,961	1.53
China Mengniu Dairy Co. Ltd.*	HKD	521,000	1,669,943	2.20
China Vanke Co. Ltd., Class H	HKD	960,900	1,234,624	1.62
JD.com, Inc., Class A	HKD	89,373	1,668,852	2.20
Meituan, Class B*,2	HKD	161,300	2,565,843	3.37
NARI Technology Co. Ltd., Class A	CNH	548,820	1,826,131	2.40
NetEase, Inc.	HKD	119,200	1,326,266	1.74
Shenzhen Inovance Technology Co. Ltd., Class A	CNH	197,197	1,793,283	2.36
Tencent Holdings Ltd.	HKD	62,300	1,634,737	2.15
Yum China Holdings, Inc.		27,100	1,120,585	1.47
			21,824,503	28.69

Hong Kong (Cost $2,837,531)
AIA Group Ltd.	HKD	306,200	2,312,330	3.04
			2,312,330	3.04

India (Cost $11,803,386)
Axis Bank Ltd.	INR	90,059	984,776	1.29
HDFC Bank Ltd. ADR		56,755	3,536,404	4.65
Infosys Ltd. ADR		162,400	3,041,752	4.00
Larsen & Toubro Ltd.	INR	31,675	773,679	1.02
Reliance Industries Ltd.	INR	91,630	2,819,810	3.70
Tata Consultancy Services Ltd.	INR	21,265	819,620	1.08
			11,976,041	15.74

Indonesia (Cost $948,662)
Bank Central Asia Tbk PT	IDR	1,740,100	980,525	1.29
			980,525	1.29

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Shares	Value	% of Net Assets
Mexico (Cost $2,846,895)
Grupo Financiero Banorte S.A.B. de C.V., Class O	MXN	78,900	$641,339	0.84
Sitios Latinoamerica S.A.B. de C.V.*	MXN	52,093	15,197	0.02
Wal-Mart de Mexico S.A.B. de C.V.	MXN	658,750	2,544,498	3.35
			3,201,034	4.21

Russian Federation (Cost $2,514,310)
Gazprom PJSC[3]	RUB	84,440	—	—
LUKOIL PJSC[3]	RUB	12,180	—	—
Moscow Exchange MICEX-RTS PJSC*,4	RUB	528,670	1	—
			1	—

Saudi Arabia (Cost $5,244,633)
Al Rajhi Bank*	SAR	30,842	698,782	0.92
Saudi Arabian Oil Co.[2]	SAR	215,239	1,998,439	2.63
Saudi National Bank (The)	SAR	124,331	1,964,233	2.58
			4,661,454	6.13

South Africa (Cost $2,065,610)
Clicks Group Ltd.	ZAR	50,758	860,250	1.13
FirstRand Ltd.	ZAR	283,446	993,764	1.30
			1,854,014	2.43

South Korea (Cost $8,331,007)
Korea Shipbuilding & Offshore Engineering Co. Ltd.*	KRW	22,598	1,150,279	1.51
LG H&H Co. Ltd.	KRW	1,548	552,803	0.73
Samsung Electronics Co. Ltd.	KRW	77,058	3,204,341	4.21
SK Telecom Co. Ltd.	KRW	53,396	1,876,132	2.47
			6,783,555	8.92

Taiwan (Cost $13,290,465)
Chunghwa Telecom Co. Ltd.	TWD	273,000	939,535	1.24
Delta Electronics, Inc.	TWD	90,000	717,264	0.94
Hon Hai Precision Industry Co. Ltd.	TWD	534,000	1,694,625	2.23
MediaTek, Inc.	TWD	21,000	382,606	0.50
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	339,021	4,079,813	5.36
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		36,947	2,274,088	2.99
			10,087,931	13.26

United Arab Emirates (Cost $3,824,036)
Dubai Islamic Bank PJSC	AED	815,248	1,291,265	1.70
Emaar Properties PJSC	AED	779,933	1,287,819	1.69

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Shares	Value	% of Net Assets
United Arab Emirates (continued)
First Abu Dhabi Bank PJSC	AED	241,581	$1,177,489	1.55
			3,756,573	4.94

Total Common Stocks (Cost $90,974,492)			74,823,778	98.36

Total Investments (Total Cost $90,974,492)			74,823,778	98.36

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			1,245,437	1.64

Net Assets			$76,069,215	100.00

*	Non-income producing security.

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

[3]	Security has been deemed worthless and is a Level 3 investment.

[4]	Security is a Level 3 investment.

Percentages shown are based on net assets.

At October 31, 2022, the industry sectors for the Ashmore Emerging Markets Active Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	10.0%
Consumer Discretionary	16.3
Consumer Staples	7.4
Energy	6.3
Financials	21.7
Health Care	2.0
Industrials	8.4
Information Technology	23.0
Real Estate	3.3
Total Investments	98.4
Other Assets Less Liabilities	1.6
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Active Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Argentina	$ 860,381	$ —	$—	$ 860,381
Brazil	6,525,436	—	—	6,525,436
China	2,895,478	18,929,025	—	21,824,503
Hong Kong	—	2,312,330	—	2,312,330
India	6,578,156	5,397,885	—	11,976,041
Indonesia	—	980,525	—	980,525
Mexico	3,201,034	—	—	3,201,034
Russian Federation	—	—	1	1
Saudi Arabia	—	4,661,454	—	4,661,454
South Africa	—	1,854,014	—	1,854,014
South Korea	—	6,783,555	—	6,783,555
Taiwan	2,274,088	7,813,843	—	10,087,931
United Arab Emirates	—	3,756,573	—	3,756,573

Total Common Stocks	22,334,573	52,489,204	1	74,823,778

Total Investments	$22,334,573	$52,489,204	$ 1	$74,823,778

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ended October 31, 2022:

Category and Subcategory	Beginning Balance at 10/31/2021	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2022	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2022

Investments, at value

Common Stock

Russian Federation	$—	$—	$2,969,278	$(1,303,062)	$(228,097)	$(1,438,118)	$—	$—	$1	$(2,939,896)

Total	$—	$—	$2,969,278	$(1,303,062)	$(228,097)	$(1,438,118)	$—	$—	$1	$(2,939,896)

The following table on “Quantitative information about Level 3 Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2022:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at	Valuation	Unobservable
	10/31/2022	Technique	Input

Common Stock	$1	Zero priced asset	Inputs to model

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2022:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(61,366)

* See Note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2022

	Currency[1]	Shares	Value	% of Net Assets
Common Stocks

Brazil (Cost $757,698)
Arezzo Industria e Comercio S.A.	BRL	6,300	$127,451	1.91
Sinqia S.A.*	BRL	49,600	196,844	2.95
TOTVS S.A.*	BRL	32,000	205,425	3.08
Vasta Platform Ltd.*		28,125	154,125	2.31
Zenvia, Inc., Class A*		16,400	29,520	0.44
			713,365	10.69

China (Cost $1,481,711)
Baozun, Inc. ADR*		9,290	36,603	0.55
CIMC Enric Holdings Ltd.	HKD	70,000	68,233	1.02
Fu Shou Yuan International Group Ltd.	HKD	242,000	120,774	1.81
Hongfa Technology Co. Ltd., Class A	CNH	12,400	57,903	0.87
JNBY Design Ltd.	HKD	186,500	146,874	2.20
Noah Holdings Ltd. ADR*		8,400	110,208	1.65
Xiabuxiabu Catering Management China Holdings Co. Ltd.[2]	HKD	247,500	127,728	1.92
			668,323	10.02

India (Cost $1,391,962)
Granules India Ltd.	INR	60,929	274,136	4.11
Indian Energy Exchange Ltd.[2]	INR	52,025	87,848	1.32
JB Chemicals & Pharmaceuticals Ltd.	INR	3,456	82,459	1.24
Multi Commodity Exchange of India Ltd.	INR	8,247	153,168	2.29
Prince Pipes & Fittings Ltd.	INR	19,853	126,552	1.90
PVR Ltd.*	INR	6,159	132,207	1.98
Quess Corp. Ltd.[2]	INR	50,850	339,757	5.09
Radico Khaitan Ltd.	INR	9,599	120,701	1.81
			1,316,828	19.74

Indonesia (Cost $110,858)
Indofood CBP Sukses Makmur Tbk PT	IDR	190,000	118,385	1.77
			118,385	1.77

Kazakhstan (Cost $115,409)
NAC Kazatomprom JSC GDR (Registered)		3,839	101,350	1.52
			101,350	1.52

Kuwait (Cost $173,226)
Humansoft Holding Co. K.S.C.	KWD	15,601	169,202	2.54
			169,202	2.54

Malaysia (Cost $405,544)
My EG Services Bhd.	MYR	2,232,824	417,733	6.26
			417,733	6.26

Mexico (Cost $414,040)
Genomma Lab Internacional S.A.B. de C.V., Class B	MXN	217,600	167,706	2.52

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Shares	Value	% of Net Assets
Mexico (continued)
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. ADR		4,500	$286,965	4.30
			454,671	6.82

Peru (Cost $146,883)
Alicorp S.A.A.	PEN	95,320	150,775	2.26
			150,775	2.26

Poland (Cost $135,261)
Dino Polska S.A.*,2	PLN	2,104	137,462	2.06
			137,462	2.06

Russian Federation (Cost $586,207)
Detsky Mir PJSC[2,3,4]	RUB	131,200	—	—
Fix Price Group Ltd. GDR[2,4,5]		24,412	2	—
Fix Price Group Ltd. GDR (Registered)[5]		16,317	2	—
			4	—

South Africa (Cost $183,184)
Karooooo Ltd.		6,318	157,950	2.37
			157,950	2.37

South Korea (Cost $1,565,608)
Classys, Inc.	KRW	9,487	102,990	1.54
Dentium Co. Ltd.	KRW	5,471	292,357	4.38
Hana Materials, Inc.	KRW	4,181	89,591	1.34
Hansol Chemical Co. Ltd.	KRW	1,187	154,004	2.31
Hugel, Inc.*	KRW	1,875	146,822	2.20
KoMiCo Ltd.	KRW	5,776	187,995	2.82
Orion Corp.	KRW	1,835	130,595	1.96
Park Systems Corp.	KRW	1,472	113,039	1.70
			1,217,393	18.25

Taiwan (Cost $1,506,220)
Andes Technology Corp.	TWD	11,000	126,496	1.90
E Ink Holdings, Inc.	TWD	27,000	171,376	2.57
eCloudvalley Digital Technology Co. Ltd.	TWD	16,977	44,000	0.66
Parade Technologies Ltd.	TWD	4,000	75,181	1.13
Poya International Co. Ltd.	TWD	23,755	301,556	4.52
Sensortek Technology Corp.	TWD	12,000	73,080	1.09
Silergy Corp.	TWD	4,000	46,005	0.69
Sinbon Electronics Co. Ltd.	TWD	12,000	93,091	1.39

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Shares	Value	% of Net Assets
Taiwan (continued)
Sporton International, Inc.	TWD	13,900	$87,281	1.31
			1,018,066	15.26

Total Common Stocks (Cost $8,973,811)			6,641,507	99.56

Total Investments (Total Cost $8,973,811)			6,641,507	99.56

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			29,324	0.44

Net Assets			$6,670,831	100.00

*	Non-income producing security.
[1]	Local currency is United States Dollars unless otherwise noted below.
[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
[3]	Security has been deemed worthless and is a Level 3 investment.
[4]

Restricted security that has been deemed illiquid. At October 31, 2022 the value of these restricted illiquid securities amount to $0 or 0.00% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Detsky Mir PJSC	5/7/21-2/2/22	$258,305
Fix Price Group Ltd. GDR	3/5/21-12/17/21	235,528

[5]	Security is a Level 3 investment.

Percentages shown are based on net assets.

At October 31, 2022, the industry sectors for the Ashmore Emerging Markets Small-Cap Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	2.0%
Consumer Discretionary	17.7
Consumer Staples	9.9
Energy	1.5
Financials	5.3
Health Care	16.0
Industrials	14.5
Information Technology	30.4
Materials	2.3
Total Investments	99.6
Other Assets Less Liabilities	0.4
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Small-Cap Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Brazil	$713,365	$—	$—	$713,365
China	146,811	521,512	—	668,323
India	—	1,316,828	—	1,316,828
Indonesia	—	118,385	—	118,385
Kazakhstan	101,350	—	—	101,350
Kuwait	—	169,202	—	169,202
Malaysia	—	417,733	—	417,733
Mexico	454,671	—	—	454,671
Peru	150,775	—	—	150,775
Poland	—	137,462	—	137,462
Russian Federation	—	—	4	4
South Africa	157,950	—	—	157,950
South Korea	—	1,217,393	—	1,217,393
Taiwan	—	1,018,066	—	1,018,066

Total Common Stocks	1,724,922	4,916,581	4	6,641,507
Total Investments	$1,724,922	$4,916,581	$4	$6,641,507

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ended October 31, 2022:

Category and Subcategory	Beginning Balance at 10/31/2021	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2022	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2022

Investments, at value
Common Stock
Russian Federation	$—	$—	$93,602	$(1,271)	$42	$(92,372)	$3	$—	$4		$(547,869)
Total	$—	$—	$93,602	$(1,271)	$42	$(92,372)	$3	$—	$4		$(547,869)

The following table on “Quantitative information about Level 3 Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2022:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2022	Valuation Technique	Unobservable Input
Common Stock	$4	Zero priced asset	Inputs to model

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2022

	Currency[1]	Shares	Value	% of Net Assets
Common Stocks

Argentina (Cost $666,653)
Globant S.A.*		3,450	$650,946	0.90
			650,946	0.90

Cambodia (Cost $956,788)
NagaCorp. Ltd.*	HKD	1,193,493	543,616	0.75
			543,616	0.75

Egypt (Cost $839,331)
Fertiglobe PLC	AED	782,134	1,084,142	1.49
			1,084,142	1.49

Ghana (Cost $602,568)
Kosmos Energy Ltd.*		97,800	634,722	0.87
			634,722	0.87

Iceland (Cost $2,609,179)
Arion Banki HF2	ISK	822,121	920,433	1.27
Islandsbanki HF	ISK	877,492	777,699	1.07
Marel HF	ISK	175,231	613,712	0.84
			2,311,844	3.18

Kazakhstan (Cost $2,911,789)
Halyk Savings Bank of Kazakhstan JSC GDR (Registered)		78,162	788,948	1.09
Kaspi.KZ JSC GDR (Registered)		34,513	2,258,755	3.11
			3,047,703	4.20

Kenya (Cost $1,838,710)
Equity Group Holdings PLC	KES	1,739,900	670,170	0.92
Safaricom PLC	KES	4,043,000	836,459	1.15
			1,506,629	2.07

Kuwait (Cost $5,911,276)
Boubyan Bank K.S.C.P.	KWD	736,597	1,959,458	2.70
Humansoft Holding Co. K.S.C.	KWD	82,155	891,018	1.23
National Bank of Kuwait S.A.K.P.	KWD	1,011,378	3,517,038	4.84
			6,367,514	8.77

Mauritius (Cost $1,186,646)
MCB Group Ltd.	MUR	181,385	1,325,200	1.82
			1,325,200	1.82

Morocco (Cost $3,788,207)
Attijariwafa Bank	MAD	38,961	1,369,091	1.88
Itissalat Al-Maghrib	MAD	51,093	476,392	0.66
Label Vie	MAD	2,516	1,033,160	1.42
			2,878,643	3.96

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Shares	Value	% of Net Assets
Pakistan (Cost $429,604)
Systems Ltd.	PKR	256,180	$515,588	0.71
			515,588	0.71

Peru (Cost $1,328,699)
Credicorp Ltd.		10,993	1,608,935	2.21
			1,608,935	2.21
Philippines (Cost $4,888,427)
ACEN Corp.	PHP	284,640	30,882	0.04
Ayala Corp.	PHP	59,430	689,936	0.95
BDO Unibank, Inc.	PHP	694,460	1,534,903	2.11
Converge Information and Communications Technology Solutions, Inc.*	PHP	2,126,600	454,664	0.63
SM Prime Holdings, Inc.	PHP	1,042,200	569,561	0.79
Wilcon Depot, Inc.	PHP	1,158,300	589,454	0.81
			3,869,400	5.33

Qatar (Cost $7,302,469)
Commercial Bank PSQC (The)	QAR	842,764	1,456,035	2.00
Industries Qatar QSC	QAR	216,742	938,784	1.29
Qatar Electricity & Water Co. QSC	QAR	239,362	1,216,569	1.68
Qatar Islamic Bank S.A.Q.	QAR	248,858	1,665,446	2.29
Qatar National Bank QPSC	QAR	429,556	2,351,544	3.24
			7,628,378	10.50

Romania (Cost $2,018,986)
Banca Transilvania S.A.	RON	188,569	644,862	0.89
OMV Petrom S.A.	RON	11,116,528	1,011,054	1.39
			1,655,916	2.28

Saudi Arabia (Cost $1,881,209)
Al Hammadi Holding	SAR	91,991	1,101,052	1.52
Saudi British Bank (The)	SAR	119,960	1,387,944	1.91
			2,488,996	3.43

Slovenia (Cost $481,078)
Nova Ljubljanska Banka dd GDR (Registered)	EUR	41,090	418,096	0.58
			418,096	0.58

Tanzania (Cost $595,715)
Helios Towers PLC*	GBP	286,681	412,752	0.57
			412,752	0.57

United Arab Emirates (Cost $13,628,783)
Abu Dhabi Islamic Bank PJSC	AED	950,131	2,458,264	3.38
ADNOC Drilling Co. PJSC	AED	999,437	911,404	1.26
Dubai Electricity & Water Authority PJSC	AED	2,538,099	1,686,198	2.32
Dubai Islamic Bank PJSC	AED	1,261,932	1,998,764	2.75
Emaar Properties PJSC	AED	861,418	1,422,367	1.96

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Shares	Value	% of Net Assets
United Arab Emirates (continued)
Emirates Telecommunications Group Co. PJSC	AED	230,269	$1,617,833	2.23
First Abu Dhabi Bank PJSC	AED	576,050	2,807,723	3.87
Network International Holdings PLC*,2	GBP	210,530	785,963	1.08
Salik Co. PJSC*	AED	1,026,190	639,780	0.88
			14,328,296	19.73

Vietnam (Cost $13,782,293)
Bank for Foreign Trade of Vietnam JSC	VND	518,500	1,539,327	2.12
Digiworld Corp.	VND	467,964	1,144,964	1.58
FPT Corp.	VND	902,657	2,741,484	3.77
Hoa Phat Group JSC	VND	711,579	447,083	0.61
Military Commercial Joint Stock Bank*	VND	1,286,254	913,776	1.26
Mobile World Investment Corp.	VND	1,358,798	2,809,629	3.87
Phu Nhuan Jewelry JSC	VND	169,400	704,409	0.97
Vingroup JSC*	VND	306,449	682,320	0.94
Vinhomes JSC[2]	VND	370,711	670,248	0.92
			11,653,240	16.04

Zambia (Cost $646,077)
First Quantum Minerals Ltd.	CAD	23,300	410,980	0.57
			410,980	0.57

Total Common Stocks (Cost $68,294,487)			65,341,536	89.96

Investment Companies

Vietnam Enterprise Investments Ltd., Class C *	GBP	135,019	849,558	1.17
Total Investment Companies (Cost $1,322,233)			849,558	1.17

Total Investments (Total Cost $69,616,720)			66,191,094	91.13

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			6,440,284	8.87

Net Assets			$72,631,378	100.00

*	Non-income producing security.

1	Local currency is United States Dollars unless otherwise noted below.

2	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

At October 31, 2022, the industry sectors for the Ashmore Emerging Markets Frontier Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	5.2%
Consumer Discretionary	7.6
Consumer Staples	1.4
Energy	3.5
Financials	48.5
Health Care	1.5
Industrials	4.0
Information Technology	8.1
Materials	2.7
Real Estate	4.6
Utilities	4.0
Total Investments	91.1
Other Assets Less Liabilities	8.9
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Frontier Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Argentina	$650,946	$—	$—	$650,946
Cambodia	—	543,616	—	543,616
Egypt	—	1,084,142	—	1,084,142
Ghana	634,722	—	—	634,722
Iceland	—	2,311,844	—	2,311,844
Kazakhstan	—	3,047,703	—	3,047,703
Kenya	—	1,506,629	—	1,506,629
Kuwait	—	6,367,514	—	6,367,514
Mauritius	—	1,325,200	—	1,325,200
Morocco	—	2,878,643	—	2,878,643
Pakistan	—	515,588	—	515,588
Peru	1,608,935	—	—	1,608,935
Philippines	—	3,869,400	—	3,869,400
Qatar	—	7,628,378	—	7,628,378
Romania	—	1,655,916	—	1,655,916
Saudi Arabia	—	2,488,996	—	2,488,996
Slovenia	—	418,096	—	418,096
Tanzania	—	412,752	—	412,752
United Arab Emirates	639,780	13,688,516	—	14,328,296
Vietnam	—	11,653,240	—	11,653,240
Zambia	410,980	—	—	410,980

Total Common Stocks	3,945,363	61,396,173	—	65,341,536
Investment Companies
Vietnam	—	849,558	—	849,558
Total Investments	$3,945,363	$62,245,731	$—	$66,191,094

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2022:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$25

* See Note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2022

	Currency[1]	Shares	Value	% of Net Assets
Common Stocks

Brazil (Cost $5,489,984)
Arezzo Industria e Comercio S.A.	BRL	66,300	$1,341,274	1.43
Hapvida Participacoes e Investimentos S/A*,2	BRL	973,782	1,470,429	1.56
MercadoLibre, Inc.*		630	568,020	0.60
TOTVS S.A.*	BRL	463,000	2,972,235	3.16
			6,351,958	6.75

China (Cost $36,819,680)
ANTA Sports Products Ltd.	HKD	122,200	1,074,726	1.14
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	CNH	235,870	786,834	0.84
China Mengniu Dairy Co. Ltd.*	HKD	440,000	1,410,317	1.50
China Merchants Bank Co. Ltd., Class H	HKD	212,500	698,729	0.74
CIMC Enric Holdings Ltd.	HKD	958,000	933,822	0.99
ENN Energy Holdings Ltd.	HKD	86,000	853,077	0.91
Hongfa Technology Co. Ltd., Class A	CNH	229,100	1,069,810	1.14
JD.com, Inc. ADR		59,112	2,204,287	2.34
JD.com, Inc., Class A	HKD	3,623	67,652	0.07
Meituan, Class B*,2	HKD	142,200	2,262,014	2.40
NetEase, Inc. ADR		38,460	2,139,145	2.27
Noah Holdings Ltd. ADR*		49,900	654,688	0.70
Prosus N.V.*	EUR	17,422	758,250	0.81
Tencent Holdings Ltd.	HKD	185,500	4,867,476	5.17
Wuliangye Yibin Co. Ltd., Class A	CNH	70,400	1,282,065	1.36
WuXi AppTec Co. Ltd., Class H2	HKD	98,200	787,956	0.84
			21,850,848	23.22

Hong Kong (Cost $2,859,742)
AIA Group Ltd.	HKD	282,600	2,134,110	2.27
			2,134,110	2.27

India (Cost $16,537,213)
Alkem Laboratories Ltd.	INR	26,343	1,003,803	1.07
Granules India Ltd.	INR	367,677	1,654,278	1.76
HDFC Bank Ltd. ADR		50,495	3,146,343	3.34
Hindalco Industries Ltd.	INR	102,625	502,233	0.53
ICICI Bank Ltd. ADR		96,771	2,132,833	2.27
Indian Energy Exchange Ltd.[2]	INR	303,602	512,657	0.54
Larsen & Toubro Ltd.	INR	42,697	1,042,898	1.11
Larsen & Toubro Ltd. GDR (Registered)		24,194	582,327	0.62
Multi Commodity Exchange of India Ltd.	INR	41,485	770,483	0.82
PVR Ltd.*	INR	47,943	1,029,128	1.09
Reliance Industries Ltd. GDR[2]		16,523	1,010,135	1.07
Sun Pharmaceutical Industries Ltd.	INR	111,786	1,374,056	1.46
Tata Consultancy Services Ltd.	INR	42,900	1,653,501	1.76
			16,414,675	17.44

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Shares	Value	% of Net Assets
Indonesia (Cost $1,071,585)
Indofood CBP Sukses Makmur Tbk PT	IDR	1,833,000	$1,142,106	1.21
			1,142,106	1.21

Kazakhstan (Cost $2,681,047)
Kaspi.KZ JSC GDR (Registered)		18,298	1,197,540	1.27
NAC Kazatomprom JSC GDR (Registered)		34,381	907,658	0.97
			2,105,198	2.24

Malaysia (Cost $1,709,819)
My EG Services Bhd.	MYR	8,576,754	1,604,603	1.70
			1,604,603	1.70

Mexico (Cost $6,462,423)
Fomento Economico Mexicano S.A.B. de C.V. ADR		53,736	3,848,572	4.09
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	MXN	121,700	1,885,112	2.00
Grupo Financiero Banorte S.A.B. de C.V., Class O	MXN	160,400	1,303,812	1.39
			7,037,496	7.48

Peru (Cost $1,344,522)
Credicorp Ltd.		10,407	1,523,169	1.62
			1,523,169	1.62

Philippines (Cost $618,416)
BDO Unibank, Inc.	PHP	246,410	544,618	0.58
			544,618	0.58

Poland (Cost $2,639,858)
Dino Polska S.A.*,2	PLN	37,737	2,465,496	2.62
			2,465,496	2.62

Russian Federation (Cost $6,693,747)
Fix Price Group Ltd. GDR[2,3,4]		297,371	30	—
Fix Price Group Ltd. GDR (Registered)[3]		124,253	12	—
HeadHunter Group PLC ADR[3]		7,572	1	—
LUKOIL PJSC[3]	RUB	21,299	—	—
Yandex N.V., Class A*,3		24,800	2	—
			45	—

Saudi Arabia (Cost $2,746,892)
Saudi British Bank (The)	SAR	103,680	1,199,584	1.28
Saudi National Bank (The)	SAR	90,051	1,422,663	1.51
			2,622,247	2.79

South Korea (Cost $14,462,459)
Classys, Inc.	KRW	89,315	969,598	1.03
Dentium Co. Ltd.	KRW	22,310	1,192,191	1.27
Hansol Chemical Co. Ltd.	KRW	12,924	1,676,785	1.78
Hugel, Inc.*	KRW	14,689	1,150,219	1.22
KoMiCo Ltd.	KRW	24,868	809,394	0.86

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Shares	Value	% of Net Assets
South Korea (continued)
LG Chem Ltd.	KRW	1,528	$669,556	0.71
Orion Corp.	KRW	20,438	1,454,552	1.55
SK Hynix, Inc.	KRW	43,587	2,522,571	2.68
			10,444,866	11.10

Taiwan (Cost $15,254,106)
E Ink Holdings, Inc.	TWD	194,000	1,231,369	1.31
Parade Technologies Ltd.	TWD	51,000	958,559	1.02
Silergy Corp.	TWD	52,928	608,735	0.64
Sinbon Electronics Co. Ltd.	TWD	122,000	946,428	1.00
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	333,000	4,007,356	4.26
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		46,455	2,859,305	3.04
			10,611,752	11.27

United Arab Emirates (Cost $1,935,821)
Abu Dhabi Islamic Bank PJSC	AED	381,396	986,782	1.05
Emaar Properties PJSC	AED	583,079	962,775	1.02
			1,949,557	2.07

Total Common Stocks (Cost $119,327,314)			88,802,744	94.36

Preferred Stocks

Brazil (Cost $1,939,437)
Petroleo Brasileiro S.A. ADR, 45.157%[5]		156,354	1,799,635	1.91
			1,799,635	1.91

South Korea (Cost $1,659,341)
LG Chem Ltd., 4.170%[5]	KRW	6,075	1,229,788	1.31
			1,229,788	1.31

Total Preferred Stocks (Cost $3,598,778)			3,029,423	3.22

Total Investments (Total Cost $122,926,092)			91,832,167	97.58

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			2,274,843	2.42

Net Assets			$94,107,010	100.00

*	Non-income producing security.

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

[3]	Security is a Level 3 investment.

[4]

Restricted security that has been deemed illiquid. At October 31, 2022 the value of these restricted illiquid securities amount to $30 or 0.00% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Fix Price Group Ltd. GDR	3/10/21 - 4/20/21	$2,917,220

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

[5]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Percentages shown are based on net assets.

At October 31, 2022, the industry sectors for the Ashmore Emerging Markets Equity Fund were:

Sector	Percentage of Net Assets
Communication Services	8.5%
Consumer Discretionary	8.8
Consumer Staples	12.3
Energy	4.0
Financials	19.4
Health Care	10.2
Industrials	5.9
Information Technology	21.4
Materials	5.2
Real Estate	1.0
Utilities	0.9

Total Investments	97.6
Other Assets Less Liabilities	2.4
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Brazil	$6,351,958	$—	$—	$6,351,958
China	5,756,370	16,094,478	—	21,850,848
Hong Kong	—	2,134,110	—	2,134,110
India	5,279,176	11,135,499	—	16,414,675
Indonesia	—	1,142,106	—	1,142,106
Kazakhstan	907,658	1,197,540	—	2,105,198
Malaysia	—	1,604,603	—	1,604,603
Mexico	7,037,496	—	—	7,037,496
Peru	1,523,169	—	—	1,523,169
Philippines	—	544,618	—	544,618
Poland	—	2,465,496	—	2,465,496
Russian Federation	—	—	45	45
Saudi Arabia	—	2,622,247	—	2,622,247
South Korea	—	10,444,866	—	10,444,866
Taiwan	2,859,305	7,752,447	—	10,611,752
United Arab Emirates	—	1,949,557	—	1,949,557

Total Common Stocks	29,715,132	59,087,567	45	88,802,744
Preferred Stocks
Brazil	1,799,635	—	—	1,799,635
South Korea	—	1,229,788	—	1,229,788

Total Preferred Stocks	1,799,635	1,229,788	—	3,029,423

Total Investments	$31,514,767	$60,317,355	$45	$91,832,167

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ended October 31, 2022:

Category and Subcategory	Beginning Balance at 10/31/2021	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2022	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2022

Investments, at value

Common Stock

Russian Federation	$—	$—	$—	$—	$—	$—	$45	$—	$45	$(7,671,665)

Total	$—	$—	$—	$—	$—	$—	$45	$—	$45	$(7,671,665)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

The following table on “Quantitative information about Level 3 Fair Value measurements ”provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2022:

	Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/2022	Valuation Technique	Unobservable Input
Common Stock	$45	Zero priced asset	Inputs to model

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2022:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(1,482)

*	See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY ESG FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2022

	Currency[1]	Shares	Value	% of Net Assets
Common Stocks

Brazil (Cost $808,745)
Arezzo Industria e Comercio S.A.	BRL	12,000	$242,764	2.73
Hapvida Participacoes e Investimentos S/A*,2	BRL	126,293	190,705	2.15
MercadoLibre, Inc.*		100	90,162	1.01
TOTVS S.A.*	BRL	50,400	323,544	3.64
			847,175	9.53

China (Cost $3,317,461)
ANTA Sports Products Ltd.	HKD	14,800	130,163	1.46
Beijing Oriental Yuhong Waterproof Technology Co. Ltd.,
Class A	CNH	26,300	87,734	0.99
China Merchants Bank Co. Ltd., Class H	HKD	30,000	98,644	1.11
Hongfa Technology Co. Ltd., Class A	CNH	28,300	132,150	1.49
JD.com, Inc. ADR		6,854	255,586	2.87
JD.com, Inc., Class A	HKD	461	8,608	0.10
NetEase, Inc. ADR		3,577	198,953	2.24
Prosus N.V.*	EUR	2,351	102,321	1.15
Tencent Holdings Ltd.	HKD	19,000	498,555	5.61
WuXi AppTec Co. Ltd., Class H2	HKD	22,780	182,787	2.06
Xiabuxiabu Catering Management China Holdings Co. Ltd.[2]	HKD	215,000	110,956	1.25
			1,806,457	20.33

Hong Kong (Cost $415,994)
AIA Group Ltd.	HKD	41,600	314,151	3.53
			314,151	3.53

India (Cost $1,411,745)
Alkem Laboratories Ltd.	INR	3,754	143,047	1.61
Granules India Ltd.	INR	62,526	281,321	3.17
HDFC Bank Ltd. ADR		6,391	398,223	4.48
ICICI Bank Ltd. ADR		11,751	258,992	2.91
Quess Corp. Ltd.[2]	INR	22,951	153,349	1.73
Tata Consultancy Services Ltd.	INR	6,928	267,027	3.00
			1,501,959	16.90

Malaysia (Cost $241,809)
My EG Services Bhd.	MYR	1,518,480	284,089	3.20
			284,089	3.20

Mexico (Cost $511,099)
Fomento Economico Mexicano S.A.B. de C.V. ADR		5,703	408,449	4.60
Grupo Financiero Banorte S.A.B. de C.V., Class O	MXN	22,100	179,640	2.02
			588,089	6.62

Peru (Cost $181,505)
Credicorp Ltd.		1,404	205,489	2.31
			205,489	2.31

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Shares	Value	% of Net Assets
Poland (Cost $349,946)
Dino Polska S.A.*,2	PLN	4,934	$322,356	3.63
			322,356	3.63

Qatar (Cost $101,722)
Qatar National Bank QPSC	QAR	16,872	92,363	1.04
			92,363	1.04

Russian Federation (Cost $686,783)
Fix Price Group Ltd. GDR[2,3,4]		56,671	6	—
HeadHunter Group PLC ADR[5]		1,035	—	—
Yandex N.V., Class A*,5		2,600	—	—
			6	—

Saudi Arabia (Cost $252,335)
Saudi National Bank (The)	SAR	12,991	205,237	2.31
			205,237	2.31

South Korea (Cost $1,124,523)
Dentium Co. Ltd.	KRW	5,423	289,792	3.26
Hansol Chemical Co. Ltd.	KRW	1,676	217,447	2.45
Hugel, Inc.*	KRW	1,907	149,327	1.68
LG Chem Ltd.	KRW	92	40,314	0.45
SK Hynix, Inc.	KRW	3,646	211,010	2.38
			907,890	10.22

Taiwan (Cost $1,501,620)
Andes Technology Corp.	TWD	13,000	149,494	1.68
E Ink Holdings, Inc.	TWD	42,000	266,585	3.00
Parade Technologies Ltd.	TWD	6,000	112,772	1.27
Silergy Corp.	TWD	8,000	92,009	1.04
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	27,000	324,921	3.66
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		5,607	345,111	3.88
			1,290,892	14.53

United Arab Emirates (Cost $138,856)
Abu Dhabi Islamic Bank PJSC	AED	53,563	138,583	1.56
			138,583	1.56

Total Common Stocks (Cost $11,044,143)			8,504,736	95.71

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Shares	Value	% of Net Assets
Preferred Stocks

South Korea (Cost $285,791)
LG Chem Ltd., 4.170%[6]	KRW	916	$185,430	2.09
			185,430	2.09

Total Preferred Stocks (Cost $285,791)			185,430	2.09

Total Investments (Total Cost $11,329,934)			8,690,166	97.80
Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			195,404	2.20
Net Assets			$8,885,570	100.00

*	Non-income producing security.
[1]	Local currency is United States Dollars unless otherwise noted below.
[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
[3]	Security is a Level 3 investment.
[4]

Restricted security that has been deemed illiquid. At October 31, 2022 the value of these restricted illiquid securities amount to $6 or 0.00% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST

Fix Price Group Ltd. GDR	3/5/21-3/10/21	$556,805

[5]	Security has been deemed worthless and is a Level 3 investment.
[6]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

Percentages shown are based on net assets.

At October 31, 2022, the industry sectors for the Ashmore Emerging Markets Equity ESG Fund were:

Sector	Percentage of Net Assets
Communication Services	7.9%
Consumer Discretionary	10.6
Consumer Staples	8.2
Financials	21.3
Health Care	13.9
Industrials	3.2
Information Technology	26.7
Materials	6.0
Total Investments	97.8
Other Assets Less Liabilities	2.2
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used invaluing the Ashmore Emerging Markets Equity ESG Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Brazil	$847,175	$—	$—	$847,175
China	556,860	1,249,597	—	1,806,457
Hong Kong	—	314,151	—	314,151
India	657,215	844,744	—	1,501,959
Malaysia	—	284,089	—	284,089
Mexico	588,089	—	—	588,089
Peru	205,489	—	—	205,489
Poland	—	322,356	—	322,356
Qatar	—	92,363	—	92,363
Russian Federation	—	—	6	6
Saudi Arabia	—	205,237	—	205,237
South Korea	—	907,890	—	907,890
Taiwan	345,111	945,781	—	1,290,892
United Arab Emirates	—	138,583	—	138,583

Total Common Stocks	3,199,939	5,304,791	6	8,504,736
Preferred Stocks
South Korea	—	185,430	—	185,430
Total Investments	$3,199,939	$5,490,221	$6	$8,690,166

The following is a reconciliation of investments in which significant unobservable inputs (Level3)were used for the Fund during the period ended October 31, 2022:

Category and Subcategory	Beginning Balance at 10/31/2021	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2022	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2022
Investments, at value
Common Stock
Russian Federation	$—	$—	$—	$—	$—	$—	$6	$—	$6	$(903,515)
Total	$—	$—	$—	$—	$—	$—	$6	$—	$6	$(903,515)

The following table on “Quantitative information about Level 3 Fair Value measurements ”provides information on the valuation techniques and inputs used to value Leve l3 securities at October 31, 2022:

	Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/2022	Valuation Technique	Unobservable Input

Common Stock	$6	Zero priced asset	Inputs to model

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION SELECT FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
Debt Securities

Brazil (Cost $1,205,898)
Banco do Brasil S.A., 4.625%, 01/15/2025		200,000	$194,220	2.16
BRF GmbH, 4.350%, 09/29/2026		200,000	178,004	1.98
Gol Finance S.A., 8.000%, 06/30/2026		200,000	116,557	1.29
MercadoLibre, Inc., 2.375%, 01/14/2026		200,000	173,315	1.92
St Marys Cement, Inc., 5.750%, 01/28/2027		200,000	196,820	2.19
Unigel Luxembourg S.A., 8.750%, 10/01/2026		200,000	193,257	2.15
			1,052,173	11.69

Chile (Cost $200,242)
Inversiones CMPC S.A., 4.750%, 09/15/2024		200,000	196,500	2.18
			196,500	2.18

China (Cost $577,012)
ENN Energy Holdings Ltd., 4.625%, 05/17/2027		200,000	188,580	2.10
Huarong Finance 2017 Co. Ltd., (Floating, ICE LIBOR USD 3M + 1.325%), 5.068%, 07/03/2023		210,000	202,675	2.25
Xiaomi Best Time International Ltd., 0.000%, 12/17/2027[2]		200,000	145,500	1.62
			536,755	5.97

Colombia (Cost $248,425)
Ecopetrol S.A., 4.125%, 01/16/2025		140,000	129,085	1.43
Ecopetrol S.A., 5.375%, 06/26/2026		100,000	90,860	1.01
			219,945	2.44

Czech Republic (Cost $91,664)
CETIN Group N.V., 3.125%, 04/14/2027	EUR	100,000	86,620	0.96
			86,620	0.96

India (Cost $603,930)
ABJA Investment Co. Pte. Ltd., 5.950%, 07/31/2024		200,000	195,874	2.18
Greenko Solar Mauritius Ltd., 5.550%, 01/29/2025		200,000	174,100	1.94
Greenko Solar Mauritius Ltd., 5.950%, 07/29/2026		200,000	160,600	1.78
			530,574	5.90

Indonesia (Cost $421,550)
Indonesia Asahan Aluminium Persero PT, 4.750%, 05/15/2025		400,000	381,013	4.23
			381,013	4.23

Jordan (Cost $204,000)
Hikma Finance U.S.A. LLC, 3.250%, 07/09/2025		200,000	183,997	2.04
			183,997	2.04

Kuwait (Cost $212,433)
MEGlobal Canada ULC, 5.000%, 05/18/2025		200,000	193,250	2.15
			193,250	2.15

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION SELECT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
Malaysia (Cost $187,896)
Misc Capital Two Labuan Ltd., 3.750%, 04/06/2027		200,000	$181,569	2.02
			181,569	2.02

Mexico (Cost $1,147,053)
Axtel S.A.B. de C.V., 6.375%, 11/14/2024		173,000	115,197	1.28
Electricidad Firme de Mexico Holdings S.A. de C.V., 4.900%, 11/20/2026		200,000	159,006	1.77
Grupo Axo S.A.P.I. de C.V., 5.750%, 06/08/2026		200,000	158,646	1.76
Petroleos Mexicanos, 6.875%, 10/16/2025		331,000	318,174	3.54
Trust Fibra Uno, 5.250%, 01/30/2026		200,000	181,000	2.01
			932,023	10.36

Oman (Cost $613,605)
Bank Muscat SAOG, 4.750%, 03/17/2026		200,000	188,975	2.10
National Bank of Oman SAOG, 5.625%, 09/25/2023		200,000	198,220	2.21
Oztel Holdings SPC Ltd., 5.625%, 10/24/2023		200,000	198,138	2.20
			585,333	6.51

Panama (Cost $203,352)
Banco Latinoamericano de Comercio Exterior S.A., 2.375%, 09/14/2025		200,000	180,000	2.00
			180,000	2.00

Peru (Cost $200,444)
Credicorp Ltd., 2.750%, 06/17/2025		200,000	184,313	2.05
			184,313	2.05

Poland (Cost $151,564)
GTC Aurora Luxembourg S.A., 2.250%, 06/23/2026	EUR	130,000	84,813	0.94
			84,813	0.94

Romania (Cost $138,235)
NE Property B.V., 3.375%, 07/14/2027	EUR	150,000	116,057	1.29
			116,057	1.29

Saudi Arabia (Cost $776,823)
Arabian Centres Sukuk Ltd., 5.375%, 11/26/2024		256,000	236,636	2.63
Dar Al-Arkan Sukuk Co. Ltd., 6.750%, 02/15/2025		200,000	190,976	2.12
SNB Funding Ltd., 2.750%, 10/02/2024		333,000	314,352	3.50
			741,964	8.25

Singapore (Cost $227,593)
Puma International Financing S.A., 5.125%, 10/06/2024		240,000	223,800	2.49
			223,800	2.49

South Africa (Cost $592,954)
Liquid Telecommunications Financing PLC, 5.500%, 09/04/2026		200,000	138,000	1.53
Prosus N.V., 3.257%, 01/19/2027		205,000	168,795	1.88

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION SELECT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

Currency[1]	Par	Value	% of Net Assets
South Africa (continued)
Sasol Financing U.S.A. LLC, 5.875%, 03/27/2024	200,000	$195,300	2.17
		502,095	5.58

Tanzania (Cost $207,560)
HTA Group Ltd., 7.000%, 12/18/2025	200,000	175,000	1.94
		175,000	1.94

United Arab Emirates (Cost $1,280,999)
Abu Dhabi Commercial Bank PJSC, 4.000%, 03/13/2023	213,000	211,730	2.35
ADCB Finance Cayman Ltd., 4.000%, 03/29/2023	214,000	212,484	2.36
DIB Sukuk Ltd., 3.625%, 02/06/2023	200,000	198,500	2.21
Fab Sukuk Co. Ltd., 3.625%, 03/05/2023	321,000	318,582	3.54
Mashreqbank PSC, 4.250%, 02/26/2024	322,000	314,835	3.50
		1,256,131	13.96

Zambia (Cost $196,696)
First Quantum Minerals Ltd., 6.500%, 03/01/2024	200,000	196,136	2.18
		196,136	2.18

Total Debt Securities (Cost $9,689,928)		8,740,061	97.13

Total Investments (Total Cost $9,689,928)		8,740,061	97.13

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)		258,330	2.87

Net Assets		$8,998,391	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.

[2]	Zero coupon bond.

Percentages shown are based on net assets.

At October 31, 2022, the Ashmore Emerging Markets Short Duration Select Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)		Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/ (Loss)

11/30/2022	Morgan Stanley	United States Dollar	326,487	Euro		331,196	$(1,514)

Subtotal Depreciation							(1,514)

Total							$(1,514)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION SELECT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Short Duration Select Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$6,460,026	$—	$6,460,026
Corporate Convertible Bonds	—	145,500	—	145,500
Financial Certificates	—	944,694	—	944,694
Government Agencies	—	1,009,841	—	1,009,841
Municipal Bonds	—	180,000	—	180,000

Total Debt Securities	—	8,740,061	—	8,740,061
Total Investments	$—	$8,740,061	$—	$8,740,061

Other Financial Instruments
Liabilities:
Forward Foreign Currency Exchange Contracts	$—	$(1,514)	$—	$(1,514)
Total Other Financial Instruments	$—	$(1,514)	$—	$(1,514)

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2022:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(1,514)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2022:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$34,134

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(1,314)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS INVESTMENT GRADE INCOME FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
Debt Securities

Brazil (Cost $1,138,778)
Braskem Netherlands Finance B.V., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 8.220%), 8.500%, 01/23/2081[2]		200,000	$190,000	1.18
JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc., 3.625%, 01/15/2032[3]		200,000	155,000	0.97
St Marys Cement, Inc., 5.750%, 01/28/2027		220,000	216,502	1.35
Suzano Austria GmbH, 5.000%, 01/15/2030		225,000	198,888	1.24
Vale Overseas Ltd., 8.250%, 01/17/2034		190,000	206,368	1.29
			966,758	6.03

Chile (Cost $1,121,123)
Celulosa Arauco y Constitucion S.A., 4.200%, 01/29/2030		200,000	169,000	1.05
Cencosud S.A., 6.625%, 02/12/2045		200,000	191,385	1.19
Empresa Nacional del Petroleo, 5.250%, 11/06/2029		268,000	244,920	1.53
GNL Quintero S.A., 4.634%, 07/31/2029		189,428	175,694	1.10
Inversiones CMPC S.A., 3.850%, 01/13/2030		200,000	166,750	1.04
			947,749	5.91

China (Cost $928,366)
Huarong Finance 2017 Co. Ltd., (Floating, ICE LIBOR USD 3M + 1.325%), 5.068%, 07/03/2023		210,000	202,675	1.26
Huarong Finance 2019 Co. Ltd., (Floating, ICE LIBOR USD 3M + 1.125%), 4.105%, 02/24/2023		200,000	196,250	1.22
Tencent Holdings Ltd., 3.975%, 04/11/2029		200,000	168,484	1.05
Xiaomi Best Time International Ltd., 0.000%, 12/17/2027[4]		400,000	291,000	1.82
			858,409	5.35

Czech Republic (Cost $263,548)
CETIN Group N.V., 3.125%, 04/14/2027	EUR	275,000	238,204	1.49
			238,204	1.49

Hong Kong (Cost $201,674)
Phoenix Lead Ltd., 4.850%, 02/23/2023		200,000	132,040	0.82
			132,040	0.82

India (Cost $1,419,448)
ABJA Investment Co. Pte. Ltd., 5.450%, 01/24/2028		200,000	177,083	1.10
Bharti Airtel Ltd., 4.375%, 06/10/2025		200,000	189,988	1.18
Bharti Airtel Ltd., 3.250%, 06/03/2031		200,000	154,891	0.97
Indian Railway Finance Corp. Ltd., 3.570%, 01/21/2032		200,000	155,640	0.97
NTPC Ltd., 4.500%, 03/19/2028		200,000	183,425	1.14
Power Finance Corp. Ltd., 4.500%, 06/18/2029		240,000	205,633	1.28
Reliance Industries Ltd., 2.875%, 01/12/2032		250,000	188,430	1.18
			1,255,090	7.82

Indonesia (Cost $1,306,658)
Freeport Indonesia PT, 4.763%, 04/14/2027		200,000	179,700	1.12
Indonesia Asahan Aluminium Persero PT, 4.750%, 05/15/2025		200,000	190,506	1.19

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS INVESTMENT GRADE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
Indonesia (continued)
Minejesa Capital B.V., 4.625%, 08/10/2030		385,000	$295,873	1.84
Pertamina Persero PT, 6.500%, 11/07/2048		200,000	179,500	1.12
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 6.150%, 05/21/2048		200,000	157,500	0.98
			1,003,079	6.25

Israel (Cost $1,348,305)
Bank Hapoalim B.M., (Variable, U.S. Treasury Yield Curve
Rate CMT 5Y + 2.155%), 3.255%, 01/21/2032[2,3]		200,000	163,500	1.02
Bank Leumi Le-Israel B.M., (Variable, U.S. Treasury Yield
Curve Rate CMT 5Y + 1.631%), 3.275%, 01/29/2031[2,3]		245,000	209,169	1.30
Leviathan Bond Ltd., 6.750%, 06/30/2030[3]		135,000	120,288	0.75
Mizrahi Tefahot Bank Ltd., (Variable, U.S. Treasury Yield
Curve Rate CMT 5Y + 2.250%), 3.077%, 04/07/2031[2,3]		310,000	260,400	1.62
Teva Pharmaceutical Finance Netherlands II B.V., 4.375%, 05/09/2030	EUR	200,000	158,861	0.99
Teva Pharmaceutical Finance Netherlands III B.V., 6.750%, 03/01/2028		200,000	188,500	1.18
			1,100,718	6.86

Kazakhstan (Cost $281,809)
KazMunayGas National Co. JSC, 6.375%, 10/24/2048		211,000	151,405	0.94
			151,405	0.94

Kuwait (Cost $715,068)
MEGlobal Canada ULC, 5.875%, 05/18/2030		200,000	192,656	1.20
NBK Tier 1 Financing 2 Ltd., (Variable, USD CMT 6Y + 2.832%), 4.500%, 08/27/2025[2]		490,000	431,935	2.69
			624,591	3.89

Malaysia (Cost $189,215)
Misc Capital Two Labuan Ltd., 3.750%, 04/06/2027		200,000	181,569	1.13
			181,569	1.13

Mexico (Cost $2,847,432)
Alfa S.A.B. de C.V., 6.875%, 03/25/2044		205,000	178,854	1.11
Axtel S.A.B. de C.V., 6.375%, 11/14/2024		173,000	115,197	0.72
Banco Santander Mexico S.A. Institucion de Banca Multiple
Grupo Financiero Santander, 5.375%, 04/17/2025		220,000	213,400	1.33
BBVA Bancomer S.A., (Variable, U.S. Treasury Yield Curve
Rate CMT 5Y + 2.650%), 5.125%, 01/18/2033[2]		200,000	161,762	1.01
CIBANCO S.A. Institucion de Banca Multiple Trust CIB/3332, 4.375%, 07/22/2031		200,000	125,500	0.78
Cometa Energia S.A. de C.V., 6.375%, 04/24/2035		244,245	211,272	1.32
Corp. Inmobiliaria Vesta S.A.B. de C.V., 3.625%, 05/13/2031		300,000	218,648	1.36
Infraestructura Energetica Nova S.A.P.I. de C.V., 4.750%, 01/15/2051		275,000	184,547	1.15
Mexico Generadora de Energia S. de r.l., 5.500%, 12/06/2032		194,615	177,264	1.10
Petroleos Mexicanos, 7.690%, 01/23/2050		450,000	293,162	1.83

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS INVESTMENT GRADE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	%of Net Assets
Mexico (continued)
Trust Fibra Uno, 4.869%, 01/15/2030		325,000	$244,808	1.53
			2,124,414	13.24

Panama (Cost $799,539)
AES Panama Generation Holdings SRL, 4.375%, 05/31/2030		290,000	228,235	1.42
C&W Senior Financing DAC, 6.875%, 09/15/2027		200,000	173,436	1.08
Cable Onda S.A., 4.500%, 01/30/2030		280,000	229,040	1.43
			630,711	3.93

Peru (Cost $922,230)
Banco de Credito del Peru S.A., (Variable, U.S. Treasury Yield
Curve Rate CMT 5Y + 2.450%), 3.250%, 09/30/2031[2]		300,000	251,550	1.57
InRetail Consumer, 3.250%, 03/22/2028		250,000	197,687	1.23
Kallpa Generacion S.A., 4.125%, 08/16/2027		200,000	175,485	1.09
Minsur S.A., 4.500%, 10/28/2031		200,000	161,176	1.01
			785,898	4.90

Poland (Cost $209,344)
GTC Aurora Luxembourg S.A., 2.250%, 06/23/2026	EUR	175,000	114,171	0.71
			114,171	0.71

Qatar (Cost $403,889)
Doha Finance Ltd., 2.375%, 03/31/2026		200,000	175,452	1.09
QIB Sukuk Ltd., (Floating, ICE LIBOR USD 3M + 1.350%), 5.858%, 02/07/2025		200,000	198,999	1.24
			374,451	2.33

Romania (Cost $397,906)
NE Property B.V., 1.875%, 10/09/2026	EUR	375,000	293,477	1.83
			293,477	1.83

Saudi Arabia (Cost $1,130,008)
Acwa Power Management And Investments One Ltd., 5.950%, 12/15/2039		304,390	265,124	1.65
Arabian Centres Sukuk Ltd., 5.375%, 11/26/2024		200,000	184,872	1.15
EIG Pearl Holdings S.a.r.l., 3.545%, 08/31/2036		400,000	307,000	1.92
Saudi Arabian Oil Co., 4.250%, 04/16/2039		260,000	213,330	1.33
			970,326	6.05

Singapore (Cost $251,075)
DBS Group Holdings Ltd., (Variable, U.S. Treasury Yield
Curve Rate CMT 5Y + 1.915%), 3.300%, 02/27/2025[2]		250,000	219,250	1.37
			219,250	1.37

South Africa (Cost $1,150,195)
AngloGold Ashanti Holdings PLC, 3.375%, 11/01/2028		200,000	161,522	1.01
Gold Fields Orogen Holdings BVI Ltd., 6.125%, 05/15/2029		290,000	271,125	1.69
Prosus N.V., 3.680%, 01/21/2030		400,000	294,371	1.83
Sasol Financing U.S.A. LLC, 5.875%, 03/27/2024		200,000	195,300	1.22
			922,318	5.75

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS INVESTMENT GRADE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency1	Par	Value	% of Net Assets
South Korea (Cost $393,178)
Kyobo Life Insurance Co. Ltd., (Variable, U.S. Treasury Yield
Curve Rate CMT 5Y + 2.887%), 5.900%, 06/15/2052[2]		200,000	$182,000	1.14
Shinhan Bank Co. Ltd., 4.375%, 04/13/2032		200,000	170,282	1.06
			352,282	2.20

Thailand (Cost $691,152)
Bangkok Bank PCL, 9.025%, 03/15/2029		190,000	209,474	1.31
GC Treasury Center Co. Ltd., 2.980%, 03/18/2031		255,000	188,106	1.17
GC Treasury Center Co. Ltd., 4.400%, 03/30/2032		200,000	160,620	1.00
			558,200	3.48

United Arab Emirates (Cost $775,081)
DP World Crescent Ltd., 3.750%, 01/30/2030		361,000	316,601	1.97
First Abu Dhabi Bank PJSC, (Variable, U.S. Treasury Yield
Curve Rate CMT 5Y + 4.138%), 4.500%, 04/05/2026[2]		200,000	182,550	1.14
Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040		193,306	144,875	0.90
			644,026	4.01

Total Debt Securities (Cost $18,885,021)			15,449,136	96.29

Total Investments in Securities (Cost $18,885,021)			15,449,136	96.29

Total Investments (Total Cost $18,885,021)			15,449,136	96.29

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			595,010	3.71

Net Assets			$16,044,146	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.
[2]	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
[4]	Zero coupon bond.

Percentages shown are based on net assets.

At October 31, 2022, the Ashmore Emerging Markets Investment Grade Income Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/30/2022	Citibank	Euro	43,843	United States Dollar	44,000	$(579)
11/30/2022	Morgan Stanley	United States Dollar	877,356	Euro	890,010	(4,070)
Subtotal Depreciation						(4,649)
Total						$(4,649)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS INVESTMENT GRADE INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Investment Grade Income Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$12,283,455	$—	$12,283,455
Corporate Convertible Bonds	—	1,085,831	—	1,085,831
Financial Certificates	—	700,472	—	700,472
Government Agencies	—	1,379,378	—	1,379,378

Total Debt Securities	—	15,449,136	—	15,449,136
Total Investments	$—	$15,449,136	$—	$15,449,136

Other Financial Instruments
Liabilities:
Forward Foreign Currency Exchange Contracts	$—	$(4,649)	$—	$(4,649)
Total Other Financial Instruments	$—	$(4,649)	$—	$(4,649)

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2022:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(4,649)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October31, 2022:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$114,629

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(4,908)

* See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME ESG FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
Debt Securities
Brazil (Cost $1,663,865)
Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 4.398%), 6.250%, 04/15/2024[2]		290,000	$254,855	3.79
JSM Global S.a.r.l., 4.750%, 10/20/2030		230,000	159,275	2.37
Klabin Austria GmbH, 7.000%, 04/03/2049		230,000	204,213	3.04
MARB BondCo PLC, 3.950%, 01/29/2031		300,000	222,207	3.31
Oi S.A., 10.000%, (100% Cash), 07/27/2025[3]		290,000	75,415	1.12
Suzano Austria GmbH, 7.000%, 03/16/2047		200,000	183,500	2.73
			1,099,465	16.36
Chile (Cost $194,649)
VTR Finance N.V., 6.375%, 07/15/2028		200,000	104,873	1.56
			104,873	1.56
China (Cost $1,402,050)
Central China Real Estate Ltd., 7.250%, 08/13/2024		300,000	38,090	0.57
Fantasia Holdings Group Co. Ltd., 11.875%, 06/01/2023[4]		280,000	13,983	0.21
Kaisa Group Holdings Ltd., 11.250%, 04/16/2025[4]		280,000	18,550	0.28
Sunac China Holdings Ltd., 7.500%, 02/01/2024[4]		260,000	14,970	0.22
Zhenro Properties Group Ltd., 7.875%, 04/14/2024[4]		290,000	5,600	0.08
			91,193	1.36
Colombia (Cost $175,899)
Millicom International Cellular S.A., 5.125%, 01/15/2028		180,000	153,509	2.28
			153,509	2.28
Ecuador (Cost $278,446)
International Airport Finance S.A., 12.000%, 03/15/2033		283,611	245,324	3.65
			245,324	3.65
India (Cost $188,475)
Greenko Power II Ltd., 4.300%, 12/13/2028		195,500	150,535	2.24
			150,535	2.24
Indonesia (Cost $150,841)
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.850%, 10/14/2038		200,000	148,643	2.21
			148,643	2.21
Israel (Cost $483,879)
Bank Leumi Le-Israel B.M., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.631%), 3.275%, 01/29/2031[2,5]		200,000	170,750	2.54
Teva Pharmaceutical Finance Co. LLC, 6.150%, 02/01/2036		270,000	221,268	3.29
			392,018	5.83
Kuwait (Cost $430,766)
MEGlobal Canada ULC, 5.875%, 05/18/2030		200,000	192,656	2.87

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
Kuwait (continued)
NBK Tier 1 Financing 2 Ltd., (Variable, USD CMT 6Y + 2.832%), 4.500%, 08/27/2025[2]		200,000	$176,300	2.62
			368,956	5.49

Mexico (Cost $1,216,124)
Banco Mercantil del Norte S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 7.760%), 8.375%, 10/14/2030[2]		260,000	226,104	3.36
BBVA Bancomer S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.650%), 5.125%, 01/18/2033[2]		240,000	194,115	2.89
CIBANCO S.A. Institucion de Banca Multiple Trust CIB/3332, 4.375%, 07/22/2031		200,000	125,500	1.87
Orbia Advance Corp. S.A.B. de C.V., 5.875%, 09/17/2044		200,000	153,958	2.29
Trust Fibra Uno, 6.390%, 01/15/2050		220,000	145,750	2.17
			845,427	12.58

Panama (Cost $198,910)
C&W Senior Financing DAC, 6.875%, 09/15/2027		200,000	173,436	2.58
			173,436	2.58

Peru (Cost $185,233)
Intercorp Peru Ltd., 3.875%, 08/15/2029		200,000	155,216	2.31
			155,216	2.31

Poland (Cost $99,945)
GTC Aurora Luxembourg S.A., 2.250%, 06/23/2026	EUR	100,000	65,240	0.97
			65,240	0.97

Qatar (Cost $282,731)
QIB Sukuk Ltd., (Floating, ICE LIBOR USD 3M + 1.350%), 5.858%, 02/07/2025		280,000	278,599	4.14
			278,599	4.14

Romania (Cost $207,470)
NE Property B.V., 1.875%, 10/09/2026	EUR	170,000	133,043	1.98
			133,043	1.98

Russian Federation (Cost $184,629)
Sovcombank Via SovCom Capital DAC, 7.600%, 02/17/2027[4,6]		200,000	—	—
			—	—

South Africa (Cost $408,640)
MTN Mauritius Investments Ltd., 6.500%, 10/13/2026		210,000	200,109	2.98
Prosus N.V., 3.680%, 01/21/2030		200,000	147,185	2.19
			347,294	5.17

Turkey (Cost $198,710)
Zorlu Yenilenebilir Enerji A.S., 9.000%, 06/01/2026		200,000	143,260	2.13
			143,260	2.13

United Arab Emirates (Cost $724,795)
DIB Sukuk Ltd., 2.950%, 01/16/2026		240,000	221,607	3.30

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

	Currency[1]	Par	Value	% of Net Assets
United Arab Emirates (continued)
DP World Ltd., 6.850%, 07/02/2037		200,000	$191,759	2.85
DP World Salaam, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.750%), 6.000%, 10/01/2025[2]		200,000	193,706	2.88
			607,072	9.03

Total Debt Securities (Cost $8,676,057)			5,503,103	81.87

Total Investments in Securities (Cost $8,676,057)			5,503,103	81.87

Total Investments (Total Cost $8,676,057)			5,503,103	81.87

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			1,219,012	18.13
Net Assets			$6,722,115	100.00

[1]	Local currency is United States Dollars unless otherwise noted below.
[2]	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
[3]	Security is a payment-in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.
[4]	Issuer has defaulted on terms of debt obligation.
[5]	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
[6]	Security has been deemed worthless and is a Level 3 investment.

Percentages shown are based on net assets.

At October 31, 2022, the Ashmore Emerging Markets Corporate Income ESG Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)		Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/30/2022	Morgan Stanley	United States Dollar	224,703	Euro		227,944	$(1,042)
Subtotal Depreciation							(1,042)
Total							$(1,042)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2022

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Income ESG Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$4,067,688	$—	$4,067,688
Corporate Convertible Bonds	—	590,969	—	590,969
Financial Certificates	—	693,911	—	693,911
Government Agencies	—	150,535	—	150,535

Total Debt Securities	—	5,503,103	—	5,503,103
Total Investments	$—	$5,503,103	$—	$5,503,103

Other Financial Instruments
Liabilities:
Forward Foreign Currency Exchange Contracts	$—	$(1,042)	$—	$(1,042)
Total Other Financial Instruments	$—	$(1,042)	$—	$(1,042)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ended October 31, 2022:

Category and Subcategory	Beginning Balance at 10/31/2021	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2022	Change in Unrealized Appreciation (Depreciation) from Investments still held 10/31/2022
Investments, at value
Corporate Bonds
Russian Federation	$—	$29	$184,600	$—	$—	$184,629	$—	$—	$—	$(184,629)
Total	$—	$29	$184,600	$—	$—	$184,629	$—	$—	$—	$(184,629)

The following table on “Quantitative information about Level 3 Fair Value measurements” provides information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2022:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/2022	Valuation Technique	Unobservable Input
Corporate Bonds	$—	Zero priced asset	Inputs to model

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE INCOME ESG FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31,2022

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2022:

Derivatives Not Accounted foras Hedging Instruments
Foreign Exchange Risk

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(1,042)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2022:

Derivatives Not Accounted for as Hedging Instruments

Foreign Exchange Risk
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$37,156

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(1,137)

* See Note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS

As of October 31, 2022

1.	Organization

Ashmore Funds (the “Trust”) is a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on August 6, 2010 (inception date) and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as an open-end management investment company. The Trust follows accounting and reporting guidance under Financial Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The Trust includes twelve funds as of October 31, 2022, each with its own investment objective. The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Short Duration Select Fund, Ashmore Emerging Markets Investment Grade Income Fund and Ashmore Emerging Markets Corporate Income ESG Fund (each a “Fund” and collectively, the “Funds”) are separate series of the Trust. The Ashmore Emerging Markets Local Currency Bond Fund and the Ashmore Emerging Markets Short Duration Fund are each non-diversified funds. Non-diversified funds may invest a relatively large portion of their net assets in a single issuer or a small number of issuers. Each of the Funds’ financial statements are presented herein.

Ashmore Investment Advisors Limited (“AIAL” or the “Investment Manager”) serves as investment manager to the Funds. AIAL is a wholly owned subsidiary of Ashmore Investments (UK) Limited, which is a wholly owned subsidiary of Ashmore Group plc (“Ashmore Group”). Ashmore Investment Management (US) Corporation (“AIMUS”) is the principal underwriter of shares of the Funds. AIMUS is an affiliate of the Investment Manager. The Northern Trust Company (“Northern Trust”) serves as the administrator, custodian and transfer agent of the Funds.

Related parties or personnel of the Investment Manager may invest in the Funds. The Investment Manager could face a conflict of interest if a related party is invested in a Fund and that party’s interests diverge from those of the Fund, but equally this co-investment may serve to better align the interests of the Funds and the personnel of the Investment Manager. When a related party provides capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time.

The Funds have assessed the impact of the Alternative Investment Fund Managers Directive (AIFMD) (the “Directive”) on the financial statements of the Trust and have concluded that the Trust is exempt from following Chapter V. Section 1. Articles 103-111 of the European Commission’s Level 2 Delegated Regulation on the basis of the operations of the Trust (i) being Non-EEA AIFs (“European Economic Area Alternative Investment Funds”), and (ii) not being marketed in the European Union, as defined by the Directive.

2.	Significant accounting policies

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

(a) Basis of preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b) Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues generated and expenses incurred during the reporting period. Actual

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of hard to value investments require the use of a number of market based assumptions.

(c) Determination of the Net Asset Value

The net asset value (“NAV”) of a Fund’s shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

(d) Investment valuation

For the purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices. With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end management investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If a Fund’s non-U.S. (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the time as of which the Funds calculate their NAVs, the security will be valued at fair value based on procedures approved by the Board. The fair value of investments may be determined based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. The Funds may use fair value pricing more frequently for foreign securities or assets because, amongst other things, many foreign markets close well before the NAV of the Funds’ shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Valuation Designee (as defined below) may, amongst other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time as of which the Funds calculate their NAVs. The Valuation Designee (as defined below) may utilize modeling tools provided by third-party vendors to determine the fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of a Fund’s portfolio investments being affected when investors are unable to buy, sell or exchange shares of the Fund.

Investments initially valued in currencies other than the United States Dollar are converted to the United States Dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE opens for regular trading. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the United States Dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the United States Dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Funds.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Manager as the valuation designee (“Valuation Designee”) for the Funds to perform the fair value determination relating to all Fund investments. The Investment Manager may carry out its designated responsibilities as Valuation Designee through various committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

Domestic and foreign debt securities for which the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded.

The Valuation Designee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of an investment. The Valuation Designee may also apply a discount to the last traded price in situations where the last traded price may not represent the fair value of the security, such as if a security’s trading has been suspended on its primary trading market, a security has been de-listed from its primary trading market, a security has not traded for an extended period of time, or a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open. Any such discount is based on a number of factors including but not limited to the circumstances surrounding any potential suspension or de-listing, market and industry conditions, competitor information, and the period of time since the last trading took place.

Fair valuation may require subjective determinations about the value of a security or asset. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Funds cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security or asset if it were to dispose of that security or asset at the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(e) Investment transactions, income and expenses

Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method, net of any applicable tax withholding. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available, net of any applicable tax withholding. Other non-cash dividends are recognized as investment income at the fair value of the property received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

Expenses are recorded on an accrual basis. Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated amongst all the Funds in the Trust in proportion to each Fund’s relative net assets.

(f) Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation from foreign currency exchange transactions.

(g) Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes. Equity-linked securities are primarily used by the Funds as an alternate means to access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker) in an amount near or equal to the value of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian, equal to the value of the underlying security. In addition to the market risk and credit risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while the Funds will seek to enter into such transactions only with parties that are capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty at a time prior to the end of the term of the underlying agreement.

(h) Inflation Index Securities

Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted based on a measure of rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. At October 31, 2022, all inflation-indexed bonds were shown on the Schedule of Investments with their original par and stated coupon rate.

(i) Credit-Linked Notes

Certain Funds may invest in credit-linked notes to provide exposure to the high yield or another fixed income market. The value of a credit-linked note is based on the price movements of a particular credit, known as a reference credit. Credit-linked notes that a Fund invests in are typically listed instruments that typically provide the same return as the underlying reference credit. A Fund generally will receive a fixed or floating coupon and the note’s par value upon maturity. If a specified credit event occurs, such as default or bankruptcy, the Fund may experience a delay in payment or forego interest. The maximum potential risk of loss is limited to the par amount of the credit linked note plus any accrued interest.

3.	Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where a risk of potential loss exists due to, amongst other things, changes in the market (market risk), or the failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a summary description of select principal risks, some of which may not apply to a particular Fund. A discussion of the principal risks of investing in each Fund is included in that Fund’s prospectus.

Counterparty and Third Party Risk

Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

Credit Risk

The Funds could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument.

Market Risk

The value of securities and instruments owned by the Funds may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas. Recent instability in the financial markets has led governments around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The withdrawal of this support, failure of these efforts, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of a Fund’s portfolio securities and other assets.

Derivative financial instruments may result in off-balance sheet market and credit risk. If the markets should move against one or more positions that the Funds hold, the Funds could incur losses greater than the unrealized amounts recorded in the Statements of Assets and Liabilities. Derivative risk exposures are discussed in note 10.

On February 24, 2022, the Russian government invaded Ukraine. The combination of the Russian invasion and the resultant sanctions imposed by the US and other governments is impacting liquidity and asset values in Russia, Ukraine and Belarus. Consequently, the value and liquidity of the Funds’ investments in these countries, as well as the Funds’ performance, may be impacted.

Foreign/Emerging Markets Risks

Investments in foreign securities entail risks in addition to those customarily associated with investing in U.S. securities. Economic, political and social instability could disrupt financial markets in which the Fund invests and adversely affect the value of the Fund’s assets. In addition, national policies may restrict investment opportunities. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many Emerging-Market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Fund will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

4.	Fair value measurements

U.S. GAAP includes a topic which defines fair value as the price that the Fund would receive upon selling an investment in an orderly and timely transaction to a market participant in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

•

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency securities, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Portfolio securities and other assets for which market quotations are readily available are typically categorized as Level 1 of the fair value hierarchy. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources are based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities using these valuation adjustments are typically categorized as Level 2 of the fair value hierarchy. Preferred securities, equity linked notes and other equities traded on inactive markets or valued by reference to similar instruments are also typically categorized as Level 2 of the fair value hierarchy.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include bank loan agreements and less-liquid corporate debt securities (including distressed debt instruments). Also included in this category are certain bonds and loans for which independent broker prices are used and information relating to the inputs of the price models is not available.

In December 2020, the SEC adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which addresses valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company, including related oversight and reporting requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Among other things, Rule 2a-5 permits the Board to designate the Funds’ investment adviser to perform the Funds’ fair value determinations, which are subject to Board oversight. Pursuant to Rule 2a-5, the Board approved changes to the Funds’ valuation policies and procedures and designated the Funds’ investment adviser, Ashmore Investment Advisors Limited, to serve as the “valuation designee” to perform the Funds’ fair value determinations.

5.	Reverse repurchase agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

As of October 31, 2022, the Funds did not hold any reverse repurchase agreements.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

6.	Capital share transactions

Transactions in Class A shares for the year ended October 31, 2022, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	135,533	$746,025	29,232	$161,915	(616,950)	$(3,388,400)	(452,185)	$(2,480,460)
Ashmore Emerging Markets Local Currency Bond Fund	—	—	288	1,965	(8,274)	(53,145)	(7,986)	(51,180)
Ashmore Emerging Markets Corporate Income Fund	463,186	2,972,787	73,956	460,197	(1,062,469)	(6,418,407)	(525,327)	(2,985,423)
Ashmore Emerging Markets Short Duration Fund	790,721	4,146,328	58,372	321,960	(1,157,545)	(6,413,996)	(308,452)	(1,945,708)
Ashmore Emerging Markets Active Equity Fund	66,229	829,209	12,344	110,600	(75,330)	(928,829)	3,243	10,980
Ashmore Emerging Markets Small-Cap Equity Fund	20,187	236,302	395	4,383	(2,514)	(26,874)	18,068	213,811
Ashmore Emerging Markets Frontier Equity Fund	121,153	1,162,585	5,305	49,448	(18,226)	(169,813)	108,232	1,042,220
Ashmore Emerging Markets Equity Fund	526,316	4,873,180	30,195	385,536	(415,892)	(4,122,940)	140,619	1,135,776
Ashmore Emerging Markets Equity ESG Fund	—	—	15	186	—	—	15	186
Ashmore Emerging Markets Short Duration Select Fund	—	—	3	27	—	—	3	27

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Investment Grade Income Fund	—	$1	3	$27	—	$—	3	$28
Ashmore Emerging Markets Corporate Income ESG Fund	—	—	4	34	—	—	4	34

Transactions in Class C shares for the year ended October 31, 2022, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	21,745	$132,090	12,015	$64,413	(145,407)	$(778,676)	(111,647)	$(582,173)
Ashmore Emerging Markets Local Currency Bond Fund	—	14	45	298	(3,277)	(22,087)	(3,232)	(21,775)
Ashmore Emerging Markets Corporate Income Fund	5,577	36,731	30,372	191,362	(442,674)	(2,842,944)	(406,725)	(2,614,851)
Ashmore Emerging Markets Short Duration Fund	2,014	10,128	6,702	35,870	(124,451)	(742,356)	(115,735)	(696,358)
Ashmore Emerging Markets Active Equity Fund	—	—	44	383	—	—	44	383
Ashmore Emerging Markets Small-Cap Equity Fund	3,716	57,747	58	704	(10,010)	(128,112)	(6,236)	(69,661)
Ashmore Emerging Markets Frontier Equity Fund	21,355	199,113	264	2,406	(6,547)	(54,411)	15,072	147,108

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Equity Fund	9,853	$118,464	789	$9,242	(3,817)	$(60,171)	6,825	$67,535
Ashmore Emerging Markets Equity ESG Fund	—	—	16	186	—	—	16	186
Ashmore Emerging Markets Short Duration Select Fund	—	—	2	20	—	(1)	2	19
Ashmore Emerging Markets Investment Grade Income Fund	—	1	3	21	—	(1)	3	21
Ashmore Emerging Markets Corporate Income ESG Fund	—	—	4	29	—	—	4	29

Transactions in Institutional Class shares for the year ended October 31, 2022, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	35,097,385	$198,826,280	7,263,823	$40,206,127	(112,493,148)	$(652,313,258)	(70,131,940)	$(413,280,851)
Ashmore Emerging Markets Local Currency Bond Fund	—	—	9,772	69,775	(180,201)	(1,173,845)	(170,429)	(1,104,070)
Ashmore Emerging Markets Corporate Income Fund	6,216,439	43,405,532	1,216,017	7,981,464	(26,058,215)	(171,188,218)	(18,625,759)	(119,801,222)
Ashmore Emerging Markets Short Duration Fund	2,592,971	14,632,635	786,529	4,355,127	(9,665,352)	(53,091,917)	(6,285,852)	(34,104,155)

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Active Equity Fund	10,481,613	$85,638,558	1,843,774	$16,690,212	(7,752,534)	$(68,974,979)	4,572,853	$33,353,791
Ashmore Emerging Markets Small-Cap Equity Fund	60,566	1,072,241	5,607	83,575	(144,386)	(2,192,594)	(78,213)	(1,036,778)
Ashmore Emerging Markets Frontier Equity Fund	2,379,362	25,822,772	114,240	1,241,797	(1,960,274)	(21,530,411)	533,328	5,534,158
Ashmore Emerging Markets Equity Fund	9,518,704	108,344,606	922,024	11,164,600	(6,225,169)	(67,403,620)	4,215,559	52,105,586
Ashmore Emerging Markets Equity ESG Fund	—	—	156,478	1,877,075	—	—	156,478	1,877,075
Ashmore Emerging Markets Short Duration Select Fund	10,968	104,841	30,711	274,449	(11,004)	(100,912)	30,675	278,378
Ashmore Emerging Markets Investment Grade Income Fund	—	801	67,001	573,721	—	(1)	67,001	574,521
Ashmore Emerging Markets Corporate Income ESG Fund	—	—	47,045	353,954	—	—	47,045	353,954

Transactions in Class A shares for the year ended October 31, 2021, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	384,909	$2,729,205	56,093	$399,841	(1,069,961)	$(7,633,080)	(628,959)	$(4,504,034)

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Local Currency Bond Fund	5,341	$38,643	—	$—	(31,147)	$(229,347)	(25,806)	$(190,704)
Ashmore Emerging Markets Corporate Income Fund	596,031	4,764,320	55,076	437,597	(658,376)	(5,214,779)	(7,269)	(12,862)
Ashmore Emerging Markets Short Duration Fund	216,716	1,655,802	99,249	771,888	(1,951,638)	(15,144,920)	(1,635,673)	(12,717,230)
Ashmore Emerging Markets Active Equity Fund	4,702	62,739	1,367	17,287	(23,460)	(293,739)	(17,391)	(213,713)
Ashmore Emerging Markets Small-Cap Equity Fund	2,647	38,225	—	—	(17,044)	(250,882)	(14,397)	(212,657)
Ashmore Emerging Markets Frontier Equity Fund	179,589	1,707,937	524	4,697	(20,139)	(170,098)	159,974	1,542,536
Ashmore Emerging Markets Equity Fund	191,097	3,143,529	1,562	23,482	(68,277)	(1,151,226)	124,382	2,015,785
Ashmore Emerging Markets Equity ESG Fund	—	1	1	7	—	—	1	8
Ashmore Emerging Markets Short Duration Select Fund	—	1	4	36	—	—	4	37
Ashmore Emerging Markets Investment Grade Income Fund	—	—	3	28	—	—	3	28
Ashmore Emerging Markets Corporate Income ESG Fund	100	1,000	3	25	—	—	103	1,025

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

Transactions in Class C shares for the year ended October 31, 2021, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions		Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	43,516	$310,825	13,852		$98,283	(270,589)	$(1,917,622)	(213,221)	$(1,508,514)
Ashmore Emerging Markets Local Currency Bond Fund	—	—	—		—	(717)	(5,053)	(717)	(5,053)
Ashmore Emerging Markets Corporate Income Fund	140,265	1,112,010	27,549		218,410	(394,926)	(3,138,774)	(227,112)	(1,808,354)
Ashmore Emerging Markets Short Duration Fund	7,258	54,685	10,852		80,634	(48,938)	(361,136)	(30,828)	(225,817)
Ashmore Emerging Markets Active Equity Fund	—	2	—	*	5	—	—	—	7
Ashmore Emerging Markets Small-Cap Equity Fund	—	339	—		—	(1,571)	(23,760)	(1,571)	(23,421)
Ashmore Emerging Markets Frontier Equity Fund	3,543	32,356	40		312	(24,143)	(202,731)	(20,560)	(170,063)
Ashmore Emerging Markets Equity Fund	6,789	110,349	2		32	(119)	(1,844)	6,672	108,537
Ashmore Emerging Markets Equity ESG Fund	—	2	—		7	—	—	—	9
Ashmore Emerging Markets Short Duration Select Fund	—	1	3		29	—	—	3	30
Ashmore Emerging Markets Investment Grade Income Fund	—	—	2		22	—	—	2	22

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Corporate Income ESG Fund	100	$1,000	2	$21	—	$—	102	$1,021

*	Amount rounds to less than 0.5 shares.

Transactions in Institutional Class shares for the year ended October 31, 2021, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	49,093,162	$354,306,215	8,057,330	$58,073,860	(53,547,100)	$(384,508,725)	3,603,392	$27,871,350
Ashmore Emerging Markets Local Currency Bond Fund	488,115	3,814,234	—	—	(3,561,069)	(27,230,081)	(3,072,954)	(23,415,847)
Ashmore Emerging Markets Corporate Income Fund	11,450,481	95,050,634	980,096	8,110,557	(10,439,616)	(86,179,554)	1,990,961	16,981,637
Ashmore Emerging Markets Short Duration Fund	3,680,994	28,141,184	1,299,214	9,923,146	(45,983,702)	(347,426,259)	(41,003,494)	(309,361,929)
Ashmore Emerging Markets Active Equity Fund	2,580,352	34,011,500	46,121	589,118	(2,206,032)	(29,825,574)	420,441	4,775,044
Ashmore Emerging Markets Small-Cap Equity Fund	82,454	1,566,505	—	—	(50,504)	(921,337)	31,950	645,168
Ashmore Emerging Markets Frontier Equity Fund	1,566,026	15,957,063	40,665	423,758	(1,488,253)	(14,600,311)	118,438	1,780,510
Ashmore Emerging Markets Equity Fund	3,070,314	48,875,902	84,075	1,221,605	(2,476,645)	(39,876,628)	677,744	10,220,879

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Equity ESG Fund	—	$—	5,311	$74,673	—	$(3)	5,311	$74,670
Ashmore Emerging Markets Short Duration Select Fund	—	4,911	36,985	379,992	—	(1)	36,985	384,902
Ashmore Emerging Markets Investment Grade Income Fund	—	—	59,541	601,809	—	—	59,541	601,809
Ashmore Emerging Markets Corporate Income ESG Fund	999,800	9,998,000	26,894	263,131	—	—	1,026,694	10,261,131

Capital shares

Class A shares are issued at the Fund’s relevant NAV per share plus any applicable sales charge. Institutional Class and Class C shares are issued at the Fund’s relevant NAV per share without a sales charge. Shares confer upon the holders the right to receive notice of and attend, speak and vote at shareholder meetings of the Funds. The shares confer upon the holders the right to any or all dividends or distributions which the Trustees in their sole discretion may from time to time resolve to make or declare.

7.	Investment transactions

For the year ended October 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (including fully funded TRS and excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$227,197,600	$901,708,307
Ashmore Emerging Markets Local Currency Bond Fund	2,910,112	3,904,580
Ashmore Emerging Markets Corporate Income Fund	96,078,683	228,771,165
Ashmore Emerging Markets Short Duration Fund	29,186,476	68,857,395
Ashmore Emerging Markets Active Equity Fund	241,245,797	221,336,070
Ashmore Emerging Markets Small-Cap Equity Fund	4,424,254	5,149,627
Ashmore Emerging Markets Frontier Equity Fund	67,430,496	66,722,833
Ashmore Emerging Markets Equity Fund	129,406,903	96,954,328
Ashmore Emerging Markets Equity ESG Fund	5,633,525	5,639,752
Ashmore Emerging Markets Short Duration Select Fund	5,454,956	4,835,111
Ashmore Emerging Markets Investment Grade Income Fund	9,666,689	9,332,981
Ashmore Emerging Markets Corporate Income ESG Fund	2,506,164	2,963,602

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post October currency and capital losses for tax purposes, and the recharacterization of income recognition on investments in PFICs. At October 31, 2022, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in Thousands	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation (Depreciation)	Cost Basis of Investments
Ashmore Emerging Markets Total Return Fund	$1,059,736	$(280,037,366)	$(278,977,630)	$683,096,023
Ashmore Emerging Markets Local Currency Bond Fund	50,619	(1,106,300)	(1,055,681)	5,479,906
Ashmore Emerging Markets Corporate Income Fund	50,947	(71,053,402)	(71,002,455)	162,037,787
Ashmore Emerging Markets Short Duration Fund	80,829	(83,216,794)	(83,135,965)	136,054,670
Ashmore Emerging Markets Active Equity Fund	1,662,205	(25,503,609)	(23,841,404)	98,665,182
Ashmore Emerging Markets Small-Cap Equity Fund	473,624	(3,118,774)	(2,645,150)	9,283,017
Ashmore Emerging Markets Frontier Equity Fund	4,366,987	(8,804,661)	(4,437,674)	70,628,768
Ashmore Emerging Markets Equity Fund	3,342,511	(37,296,726)	(33,954,215)	125,786,479
Ashmore Emerging Markets Equity ESG Fund	495,590	(3,170,145)	(2,674,555)	11,364,721
Ashmore Emerging Markets Short Duration Select Fund	—	(950,073)	(950,073)	9,688,414
Ashmore Emerging Markets Investment Grade Income Fund	—	(3,435,885)	(3,435,885)	18,880,372
Ashmore Emerging Markets Corporate Income ESG Fund	—	(3,232,252)	(3,232,252)	8,734,127

8.	Federal income taxes

No provision for U.S. federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For financial reporting purposes the Funds may periodically make reclassifications among components of capital accounts to reflect permanent differences between U.S. GAAP and taxable income. The reclassifications have no impact on the net assets of the Funds. During the year, revisions were also made to previously determined taxable income amounts. As a result, the following reclassifications were made to the Statements of Assets and Liabilities:

Fund	Paid in Capital	Distributable earnings/ (Accumulated loss)
Ashmore Emerging Markets Total Return Fund	$(41,534,802)	$41,534,802
Ashmore Emerging Markets Local Currency Bond Fund	(515,684)	515,684
Ashmore Emerging Markets Short Duration Fund	13,967	(13,967)
Ashmore Emerging Markets Active Equity Fund	(179,013)	179,013
Ashmore Emerging Markets Small-Cap Equity Fund	(146,326)	146,326
Ashmore Emerging Markets Frontier Equity Fund	1	(1)

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

Fund	Paid in Capital	Distributable earnings/ (Accumulated loss)
Ashmore Emerging Markets Equity Fund	$(251,498)	$251,498
Ashmore Emerging Markets Equity ESG Fund	(77,060)	77,060

During the fiscal year ended October 31, 2022, the Ashmore Emerging Markets Frontier Equity Fund utilized $3,514,520 in capital loss carryforwards.

The following Funds have available capital loss carryforwards for which there is no expiration date:

Fund	Short-Term Capital Loss Carryforward at October 31, 2022	Long-Term Capital Loss Carryforward at October 31, 2022
Ashmore Emerging Markets Total Return Fund	$(35,961,400)	$(222,335,661)
Ashmore Emerging Markets Local Currency Bond Fund	(76,071)	(877,289)
Ashmore Emerging Markets Corporate Income Fund	(26,232,712)	(77,019,670)
Ashmore Emerging Markets Short Duration Fund	(97,362,829)	(236,416,920)
Ashmore Emerging Markets Active Equity Fund	(14,826,386)	(1,389,521)
Ashmore Emerging Markets Small-Cap Equity Fund	(366,128)	(2,727,292)
Ashmore Emerging Markets Frontier Equity Fund	(3,489,301)	—
Ashmore Emerging Markets Equity Fund	(3,319,630)	—
Ashmore Emerging Markets Equity ESG Fund	(307,087)	—
Ashmore Emerging Markets Short Duration Select Fund	(518,335)	(361,280)
Ashmore Emerging Markets Investment Grade Income Fund	(557,237)	(1,327,909)
Ashmore Emerging Markets Corporate Income ESG Fund	(370,456)	(369,044)

The Funds are subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, Income Taxes. This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is more-likely-than-not (i.e. greater than 50-percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Funds’ financial statements. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. The Funds analyze all open tax years for all major taxing jurisdictions. Open tax years are those that are open to examination by taxing authorities, as defined by the Statute of Limitations in each jurisdiction. The Funds have no examinations by tax authorities in progress. The Trust has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

As of October 31, 2022, the components of distributable taxable earnings, including temporary differences were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Accumulated Capital Losses and Other	Undistributed Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earnings (Deficit)
Ashmore Emerging Markets Total Return Fund	$—	$—	$(258,727,583)	$(279,004,794)	$(537,732,377)
Ashmore Emerging Markets Local Currency Bond Fund	—	—	(961,668)	(1,070,198)	(2,031,866)
Ashmore Emerging Markets Corporate Income Fund	1,922,395	—	(103,350,254)	(71,002,455)	(172,430,314)
Ashmore Emerging Markets Short Duration Fund	1,119,796	—	(333,864,617)	(83,135,795)	(415,880,616)
Ashmore Emerging Markets Active Equity Fund	—	—	(16,215,907)	(23,907,840)	(40,123,747)
Ashmore Emerging Markets Small-Cap Equity Fund	—	—	(3,093,420)	(2,645,150)	(5,738,570)
Ashmore Emerging Markets Frontier Equity Fund	6,923	—	(3,492,372)	(4,665,302)	(8,150,751)
Ashmore Emerging Markets Equity Fund	—	—	(3,319,710)	(34,496,895)	(37,816,605)
Ashmore Emerging Markets Equity ESG Fund	—	—	(315,127)	(2,674,673)	(2,989,800)
Ashmore Emerging Markets Short Duration Select Fund	38,071	—	(887,385)	(950,073)	(1,799,387)
Ashmore Emerging Markets Investment Grade Income Fund	145,833	—	(1,893,845)	(3,436,374)	(5,184,386)
Ashmore Emerging Markets Corporate Income ESG Fund	94,174	—	(756,998)	(3,232,252)	(3,895,076)

The taxable character of distributions paid during the fiscal year ended October 31, 2022, were as follows:

	Distributions From

Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Total Return Fund	$8,689,581	$—	$—	$34,907,836	$43,597,417

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

	Distributions From

Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Local Currency Bond Fund	$—	$—	$—	$96,593	$96,593
Ashmore Emerging Markets Corporate Income Fund	13,585,220	—	—	—	13,585,220
Ashmore Emerging Markets Short Duration Fund	7,632,749	—	—	—	7,632,749
Ashmore Emerging Markets Active Equity Fund	1,317,312	12,469,758	3,770,195	179,017	17,736,282
Ashmore Emerging Markets Small-Cap Equity Fund	—	—	—	93,675	93,675
Ashmore Emerging Markets Frontier Equity Fund	1,376,268	—	—	—	1,376,268
Ashmore Emerging Markets Equity Fund	1,320,223	9,747,840	10,479,774	251,500	21,799,337
Ashmore Emerging Markets Equity ESG Fund	—	1,234,205	806,922	25,236	2,066,363
Ashmore Emerging Markets Short Duration Select Fund	322,963	—	—	—	322,963
Ashmore Emerging Markets Investment Grade Income Fund	675,024	—	—	—	675,024
Ashmore Emerging Markets Corporate Income ESG Fund	416,491	—	—	—	416,491

The taxable character of distributions paid during the fiscal year ended October 31, 2021, were as follows:

	Distributions From

Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Total Return Fund	$59,683,830	$—	$—	$4,533,480	$64,217,310
Ashmore Emerging Markets Local Currency Bond Fund	—	—	—	—	—
Ashmore Emerging Markets Corporate Income Fund	15,503,781	—	—	—	15,503,781

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

	Distributions From

Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Short Duration Fund	$14,880,589	$—	$—	$—	$14,880,589
Ashmore Emerging Markets Active Equity Fund	1,070,963	—	—	—	1,070,963
Ashmore Emerging Markets Small-Cap Equity Fund	—	—	—	—	—
Ashmore Emerging Markets Frontier Equity Fund	443,920	—	—	—	443,920
Ashmore Emerging Markets Equity Fund	694,077	165,861	1,333,335	—	2,193,273
Ashmore Emerging Markets Equity ESG Fund	87,867	—	—	—	87,867
Ashmore Emerging Markets Short Duration Select Fund	414,206	32,919	—	—	447,125
Ashmore Emerging Markets Investment Grade Income Fund	708,069	—	—	—	708,069
Ashmore Emerging Markets Corporate Income ESG Fund	309,605	—	—	—	309,605

9.	Distributions to shareholders

The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Short Duration Select Fund, Ashmore Emerging Markets Investment Grade Income Fund and Ashmore Emerging Markets Corporate Income ESG Fund declare distributions of their net investment income daily and pay such distributions monthly. The Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Equity ESG Fund declare and pay distributions of their net investment income at least quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make a special distribution to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on each Fund’s financial statements presented

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

under U.S. GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See note 8 for further details.

10.	Derivative instruments and hedging activities

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, required disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of the strategies for these derivatives and their counterparty credit risk can be found below.

In accordance with Topic 815-10, the Funds record their trading-related derivative activities on a fair value basis (as described in note 4). Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Rule 18f-4 may limit a Fund’s ability to use derivatives as part of its investment strategy, make derivatives more costly or otherwise adversely affect Fund performance.

The following disclosures contain information on how and why the Funds used derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affected the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statements of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statements of Operations, are included in tables following each Fund’s Schedule of Investments and are categorized by type of financial derivative contract.

(a) Forward foreign currency exchange contracts

A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is made. The Funds may enter into forward foreign currency exchange contracts in connection with settling planned purchases or sales of securities, as part of an investment strategy to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to gain or limit exposure to foreign currencies. All forward foreign currency exchange contracts are valued daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in net realized gain/(loss) on forward foreign exchange contracts in the Statements of Operations.

Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the United States Dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments should be considered in light of all related and offsetting transactions. The Funds bear market risk from changes in foreign currency exchange rates and credit risk if the counterparty fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in the notes to the Schedules of Investments.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

During the year ended October 31, 2022, the Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Short Duration Select Fund, Ashmore Emerging Markets Investment Grade Income Fund and Ashmore Emerging Markets Corporate Income ESG Fund had average quarterly contract notional exposures of $414,379,956, $5,756,783, $3,534,062, $323,866, $341,810, $17,480, $105,009, $247,845, $770,067 and $234,313, respectively, related to forward foreign currency exchange contracts.

(b) Swap Agreements

During the reporting period, certain Funds entered into swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform such as a registered exchange (“centrally cleared swaps”). Swap agreements are recorded at their fair value. The fair value is based on quoted market prices or prices obtained from a third party provider at the date of the Statements of Assets and Liabilities without any deduction for estimated future selling costs. Swap agreements are marked to market daily and the change in fair value, if any, is recorded as unrealized gain or loss. Payments made or received are recorded as part of realized gains and losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

The periodic payments on the swap agreements entered into by the Funds are reflected in the Statements of Operations within net realized gain/(loss) on interest rate swap contracts. Unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities for OTC swaps. Changes in the fair value are reflected in the Statements of Operations within net change in unrealized appreciation/(depreciation) on interest rate and centrally cleared swap contracts in the period in which they occur. Certain Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligations to perform.

During the year ended October 31, 2022, the Ashmore Emerging Markets Total Return Fund and Ashmore Emerging Markets Local Currency Bond Fund had average quarterly notional exposures of $32,561,225 and $962,249, respectively, related to interest rate swap agreements.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. No amounts have been offset in the Statements of Assets and Liabilities.

Offsetting of Financial Assets and Derivative Assets as of October 31, 2022:

Over-the-Counter Financial Derivative Instruments:

Forward Currency Contracts and Interest Rate Swap Contracts

Ashmore Emerging Markets Total Return Fund

Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty

ANZ Banking	$5,634	$—	$—	$5,634
Barclays	76,361	(76,361)	—	—
BNP Paribas	74,257	(74,257)	—	—
Citibank	92,783	(92,783)	—	—

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

Ashmore Emerging Markets Total Return Fund

Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty

HSBC Bank	$205,225	$(205,225)	$—	$—
JP Morgan	5,346	(5,346)	—	—
Merrill Lynch	325,802	(302,418)	—	23,384
Morgan Stanley	219,985	(219,985)	—	—
Standard Chartered	17,463	(6,398)	—	11,065
Union Bank of Switzerland	104,587	(104,587)	—	—

Total	$1,127,443	$(1,087,360)	$—	$40,083

Ashmore Emerging Markets Total Return Fund

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty

Banco Santander	$47,533	$—	$—	$47,533
Barclays	595,519	(76,361)	—	519,158
BNP Paribas	305,080	(74,257)	—	230,823
Citibank	482,937	(92,783)	—	390,154
Deutsche Bank	35,157	—	—	35,157
HSBC Bank	2,333,785	(205,225)	(1,576,977)	551,583
JP Morgan	44,116	(5,346)	—	38,770
Merrill Lynch	302,418	(302,418)	—	—
Morgan Stanley	412,736	(219,985)	—	192,751
Standard Chartered	6,398	(6,398)	—	—
State Street	807	—	—	807
Union Bank of Switzerland	121,791	(104,587)	—	17,204

Total	$4,688,277	$(1,087,360)	$(1,576,977)	$2,023,940

Ashmore Emerging Markets Local Currency Bond Fund

Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty

ANZ Banking	$169	$—	$—	$169
Barclays	2,180	(1,005)	—	1,175
BNP Paribas	986	(986)	—	—
Citibank	1,848	(1,848)	—	—
HSBC Bank	6,503	(6,503)	—	—
JP Morgan	1,454	(508)	—	946

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

Ashmore Emerging Markets Local Currency Bond Fund

Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty

Merrill Lynch	$9,530	$(9,530)	$—	$—
Morgan Stanley	3,549	(2,299)	—	1,250
Standard Chartered	54	(54)	—	—
Union Bank Of Switzerland	1,684	(1,684)	—	—

Total	$27,957	$(24,417)	$—	$3,540

Ashmore Emerging Markets Local Currency Bond Fund

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty

Banco Santander	$1,858	$—	$—	$1,858
Barclays	1,005	(1,005)	—	—
BNP Paribas	3,775	(986)	—	2,789
Citibank	10,455	(1,848)	—	8,607
Deutsche Bank	628	—	—	628
HSBC Bank	52,981	(6,503)	(46,478)	—
JP Morgan	508	(508)	—	—
Merrill Lynch	10,901	(9,530)	—	1,371
Morgan Stanley	2,299	(2,299)	—	—
Standard Chartered	66	(54)	—	12
State Street	4	—	—	4
Union Bank Of Switzerland	1,843	(1,684)	—	159

Total	$86,323	$(24,417)	$(46,478)	$15,428

Ashmore Emerging Markets Corporate Income Fund

Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty

Deutsche Bank	$8,260	$(8,260)	$—	$—
State Street	24,491	—	—	24,491

Total	$32,751	$(8,260)	$—	$24,491

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

Ashmore Emerging Markets Corporate Income Fund

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty

Deutsche Bank	$9,254	$(8,260)	$—	$994

Total	$9,254	$(8,260)	$—	$994

Ashmore Emerging Markets Short Duration Select Fund

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty

Morgan Stanley	$1,514	$—	$—	$1,514

Total	$1,514	$—	$—	$1,514

Ashmore Emerging Markets Investment Grade Income Fund

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty

Citibank	$579	$—	$—	$579
Morgan Stanley	4,070	—	—	4,070

Total	$4,649	$—	$—	$4,649

Ashmore Emerging Markets Corporate Income ESG Fund

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty

Morgan Stanley	$1,042	$—	$—	$1,042

Total	$1,042	$—	$—	$1,042

11.	Related parties

Investment management fees

The Trust has an Investment Management Agreement (the “Agreement”) with the Investment Manager, with whom certain Trustees and Officers of the Trust are affiliated, to furnish investment management services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Investment Manager for its investment management services at the following rates, based on each Fund’s average daily net assets:

Fund	Rate
Ashmore Emerging Markets Total Return Fund	1.00%
Ashmore Emerging Markets Local Currency Bond Fund	0.95%
Ashmore Emerging Markets Corporate Income Fund	0.85%*
Ashmore Emerging Markets Short Duration Fund	0.65%
Ashmore Emerging Markets Active Equity Fund	1.00%
Ashmore Emerging Markets Small-Cap Equity Fund	1.50%

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

Fund	Rate
Ashmore Emerging Markets Frontier Equity Fund	1.50%
Ashmore Emerging Markets Equity Fund	1.15%
Ashmore Emerging Markets Equity ESG Fund	1.15%
Ashmore Emerging Markets Short Duration Select Fund	0.65%
Ashmore Emerging Markets Investment Grade Income Fund	0.70%
Ashmore Emerging Markets Corporate Income ESG Fund	0.85%

*Prior to February 28, 2022, the contractual management fee was 1.15% of average daily net assets.

The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for other expenses until February 28, 2023 to the extent that total operating expenses (other than acquired fund fees and expenses, interest expenses, taxes, extraordinary expenses and certain credits and offset arrangements) for each class of shares of each Fund exceed the rates in the table below, based on each Fund’s average daily net assets. The expense limitation arrangement may be terminated by the Board at any time.

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Total Return Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Local Currency Bond Fund	1.22%	1.97%	0.97%
Ashmore Emerging Markets Corporate Income Fund	1.12%	1.87%	0.87%
Ashmore Emerging Markets Short Duration Fund	0.92%	1.67%	0.67%
Ashmore Emerging Markets Active Equity Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Small-Cap Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Frontier Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Equity Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Equity ESG Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Short Duration Select Fund	0.92%	1.67%	0.67%
Ashmore Emerging Markets Investment Grade Income Fund	0.97%	1.72%	0.72%
Ashmore Emerging Markets Corporate Income ESG Fund	1.12%	1.87%	0.87%

Any such waiver or reimbursement is subject to the Investment Manager’s right to recover amounts waived or reimbursed to the extent actual fees and expenses for a future fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Investment Manager shall only be entitled to recover such amounts waived or reimbursed during the previous

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

three fiscal years. The amounts recaptured pursuant to the expense limitation agreement will be limited to the lesser of (1) the expense limitation amount that was in effect at the time of the waiver or reimbursement or (2) the expense limitation amount that is in effect at the time of recapture. The total amounts subject to recovery in fiscal years are shown below:

Fund	2023	2024	2025	Total
Ashmore Emerging Markets Total Return Fund	$1,453,580	$1,209,234	$1,119,411	$3,782,225
Ashmore Emerging Markets Local Currency Bond Fund	198,265	152,924	121,907	473,096
Ashmore Emerging Markets Corporate Income Fund	404,041	361,106	345,989	1,111,136
Ashmore Emerging Markets Short Duration Fund	973,684	203,439	216,728	1,393,851
Ashmore Emerging Markets Active Equity Fund	171,181	208,770	220,507	600,458
Ashmore Emerging Markets Small-Cap Equity Fund	147,694	100,902	110,918	359,514
Ashmore Emerging Markets Frontier Equity Fund	315,267	238,815	342,706	896,788
Ashmore Emerging Markets Equity Fund	222,597	172,553	280,776	675,926
Ashmore Emerging Markets Equity ESG Fund	173,755	148,942	110,142	432,839
Ashmore Emerging Markets Short Duration Select Fund	150,410	75,473	77,472	303,355
Ashmore Emerging Markets Investment Grade Income Fund	88,408	155,066	86,233	329,707
Ashmore Emerging Markets Corporate Income ESG Fund	—	146,750	99,997	246,747
Distribution and Servicing fees

The Funds have adopted Amended Plans of Distribution and Servicing Fees pursuant to Rule 12b-1 under the 1940 Act (“Distribution and Servicing Fee Plans”). Under the Distribution and Servicing Fee Plans, each of the Funds may pay fees to the distributor on an ongoing basis as compensation for the services the distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). Class A and C shares each have a separate 12b-1 Plan. Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A shares	0.25%	None
Class C shares	0.25%	0.75%

Cross Trades

The 1940 Act prohibits the Funds and their affiliates from knowingly selling any security or other property to the Funds (other than securities of which the buyer is the issuer), or buying any security (other than securities of which the seller is the issuer) or other property from the Funds. Rule 17a-7 under the 1940 Act provides relief from these prohibitions for various types of “cross trades” and similar transactions that may benefit shareholders by allowing the participating funds or accounts to avoid brokerage commissions and other transaction costs of trades.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

During the year ended October 31, 2022, the following Funds bought and/or sold securities from an account or accounts that were also advised by the Trust’s investment adviser or its affiliates:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$—	$1,246,680
Ashmore Emerging Markets Corporate Income Fund	3,914,904	120,445
Ashmore Emerging Markets Short Duration Fund	4,642,900	9,595,305
Ashmore Emerging Markets Investment Grade Income Fund	—	84,075

As of October 31, 2022, Ashmore Investments UK Limited owned the following percentages of the outstanding shares of each Fund:

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Local Currency Bond Fund	—%	—%	69.36%
Ashmore Emerging Markets Active Equity Fund	—%	100.00%	—%
Ashmore Emerging Markets Equity ESG Fund	100.00%	100.00%	100.00%
Ashmore Emerging Markets Short Duration Select Fund	100.00%	100.00%	100.00%
Ashmore Emerging Markets Investment Grade Income Fund	100.00%	100.00%	100.00%
Ashmore Emerging Markets Corporate Income ESG Fund	100.00%	100.00%	100.00%

In addition to the Ashmore Investments UK Limited ownership, shown in the table above, the following Funds had other investors owning of record or known by the Funds to own beneficially greater than 5% of the outstanding shares of such Funds:

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor

Ashmore Emerging Markets Total Return Fund	Class A	5	35.62%, 21.85%, 17.01%, 11.11%, 7.13%

	Class C	4	42.06%, 34.20%, 15.67%, 8.07%

	Institutional Class	4	39.28%, 19.88%, 8.96%, 5.75%

Ashmore Emerging Markets Local Currency Bond Fund	Class A	4	68.48%, 13.59%, 9.81%, 6.03%

	Class C	1	100%

	Institutional Class	1	29.18%

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor

Ashmore Emerging Markets Corporate Income Fund	Class A	5	26.64%, 24.68%, 19.73%, 13.29%, 6.38%

	Class C	6	49.12%, 15.22%, 11.64%, 9.63%, 7.78%, 6.21%

	Institutional Class	5	19.86%, 11.29%, 9.35%, 8.57%, 8.30%,

Ashmore Emerging Markets Short Duration Fund	Class A	3	70.56%, 16.07%, 5.18%

	Class C	2	64.58%, 19.17%

	Institutional Class	3	44.15%, 36.94%, 7.42%

Ashmore Emerging Markets Active Equity Fund	Class A	2	70.99%, 27.94%

	Institutional Class	4	38.17%, 21.55%, 21.32%, 5.49%

Ashmore Emerging Markets Small-Cap Equity Fund	Class A	4	35.61%, 26.41%, 25.26%, 5.40%

	Class C	3	56.02%, 25.10%, 18.88%

	Institutional Class	5	28.54%, 26.76%, 15.53%, 15.50%, 8.93%

Ashmore Emerging Markets Frontier Equity Fund	Class A	2	30.08%, 15.42%

	Class C	4	64.41%, 19.08%, 9.05%, 6.13%

	Institutional Class	4	40.48%, 26.30%, 20.93%, 8.95%

Ashmore Emerging Markets Equity Fund	Class A	2	72.34%, 24.54%

	Class C	5	37.87%, 22.81%, 11.46%, 10.38%, 9.28%

	Institutional Class	5	40.69%, 21.38%, 10.01%, 9.63%, 7.28%

12.	Commitments

In relation to its investments, some of the Funds of the Trust may from time to time agree to indemnify and/or pre-fund trustees or other agents, either solely or alongside other creditors on a several basis. Generally, such agreements do not have a termination date. The Trustees are not aware of and do not currently expect any claims to be made against the Funds under any such indemnity or pre-funding agreements.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

13.	New accounting pronouncements

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management does not believe this update has a material impact on the Funds’ financial statements and disclosures.

14.	Libor transition

Certain of the Funds’ investments, payment obligations, and financing terms may be based on floating rates such as LIBOR, Euro Interbank Offered Rate (“EURIBOR”), and other similar types of reference rates (each, a “Reference Rate”). In 2017 after years of regulatory and industry wide discussions about how to address issues related to Reference Rates, the UK Financial Conduct Authority (“FCA”), which regulates LIBOR announced that most LIBOR settings would no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings would no longer be published after June 30, 2023. Accordingly, ICE Benchmark Administration (“IBA”), the administrator of LIBOR, ceased publication of such LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of the majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. As of the end of 2021, the FCA also compelled the IBA to publish on a “synthetic” basis a subset of certain non-U.S. dollar LIBOR settings for a limited period of time and has proposed compelling the IBA to publish other “synthetic” LIBOR settings after their indicated cessation dates for a limited period of time. The FCA has made clear, however, that any such publications would be considered non-representative of the underlying market and should be used in very limited circumstances. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain securities and transactions to new Reference Rates. Markets are slowly developing in response to these new Reference Rates. Questions around liquidity in these rates, and how to appropriately adjust them at the time of transition remain a concern for market participants.

In addition, LIBOR, EURIBOR and other interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the E.U. regulation on indices used as benchmarks in financial instruments and financial contracts. The implementation of these reforms can involve, among other things, changes to the manner of administration of benchmarks (with the result that they may perform differently than in the past), restrictions on the use of benchmarks that are not compliant with the new standards by certain supervised entities, and in some cases, certain benchmarks could be eliminated entirely.

The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. Any such effects of the transition away from Reference Rates, as well as other unforeseen effects, may have an adverse impact on a Fund’s investments, performance, or financial condition.

15.	Other risks

COVID-19, the novel respiratory disease also known as “coronavirus”, which was first detected in China in December 2019 and subsequently spread internationally, has resulted in closing borders, enhanced health screenings, healthcare service shortages, quarantines, cancelations, disruptions to supply chains and vendor and customer activity, as well as general concern and uncertainty. COVID-19 has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways and may continue to do so in the future. Health crises caused by the coronavirus outbreak may exacerbate other pre-existing political, social and economic risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The COVID-19 pandemic has resulted in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of October 31, 2022

recession. The COVID-19 pandemic, and other epidemics and pandemics that may arise in the future, could impair the Funds’ ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in a Fund.

16.	Subsequent events

The Trust has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no identified subsequent events relevant for financial statement adjustment or disclosure.

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION (UNAUDITED)

REMUNERATION DISCLOSURE

Ashmore Investment Advisors Limited (“AIAL”) is a full-scope UK Alternative Investment Fund Manager (“AIFM”) that manages many alternative investment funds (“AIFs”). These AIFs implement a number of investment strategies including; equity, fixed income and alternatives; and invest in many different regions and industry sectors. AIAL manages both open-ended and closed-ended AIFs, several of its AIFs are leveraged and some are listed on regulated markets. Its assets under management was approximately US$2.8 billion at June 30, 2022. AIAL’s parent company (“Ashmore”) is listed on a regulated market, counts eleven offices worldwide and has a number of subsidiaries both in the UK and abroad. Taking into account guidance from the UK Financial Conduct Authority (“FCA”), AIAL has complied with the full AIFM Remuneration Code.

AIAL does not have any direct employees, and as such the amount of remuneration paid to staff by AIAL is zero. All AIAL AIFM Remuneration Code Staff are employed and paid by Ashmore Group plc. Ashmore’s remuneration principles have remained unchanged since it was listed, and are designed to align all employees with the long-term success of the business. These include significant levels of deferral, a clear link between performance and levels of remuneration and strong alignment of executive directors and employees with shareholders and clients through significant employee share ownership. The culture is therefore a collaborative one, with clients’ interests and the creation of shareholder value, including for employee shareholders, the overarching factors for success.

Executive directors, members of the investment team, and indeed all other employees, participate in a single capped incentive pool and are paid under a similar structure, with an annual cash bonus and share award, meaning that all employees are long-term shareholders in the business.

The policy includes:

–– A capped basic salary to contain the fixed cost base;

–– A cap on the total variable compensation including any awards made under Ashmore’s share plan, available for all employees at 25% of profits, which to date has not been fully utilised; and

–– A deferral for five years of a substantial portion of variable compensation into Ashmore shares (or equivalent), which, in the case of executive directors in lieu of a separate LTIP, is also partly subject to additional performance conditions measured over five years.

AIAL’s board of directors reviews the general principles of the remuneration policy and is responsible for its implementation with regard to AIAL’s AIFM Remuneration Code Staff. Ashmore’s Remuneration Committee periodically reviews the ongoing appropriateness and relevance of the remuneration policy, including in connection with the provision of services to AIAL. Ashmore employs the services of; McLagan to provide advice on remuneration benchmarking; Deloitte to provide advice on tax compliance, share plan design and administration, and as Remuneration Committee advisors. The Remuneration Committee’s terms of reference can be found here:

https://ir.ashmoregroup.com/corporate-governance.

Performance assessment for AIAL’s AIFM Remuneration Code Staff for their work relating to AIAL is based on a combination of quantitative and qualitative criteria related to the performance of AIAL, the performance of relevant AIF(s) or business units and the performance of the individual. Qualitative criteria include adherence to Ashmore Group plc’s risk and compliance policies. This performance assessment is adjusted for relevant current and future risks related to the AIFs managed by AIAL.

The compensation of control function staff is based on function specific objectives and is independent from the performance of AIAL and/or the AIFs managed by AIAL. The remuneration of the senior officers in AIAL’s control functions is directly overseen by the Remuneration Committee.

Variable remuneration awarded to AIAL’s Remuneration Code Staff in respect of AIFMD work is subject to performance adjustment which allows Ashmore to reduce the deferred amount, including to nil, in light of the ongoing financial situation and/or performance of Ashmore, AIAL, the AIFs that AIAL manages and the individual concerned.

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION (UNAUDITED) (CONTINUED)

The total contribution of AIAL’s AIFM Remuneration Code Staff to the business of Ashmore is apportioned between work carried out for AIAL and work carried out for the other businesses and subsidiaries of Ashmore. Their remuneration is similarly apportioned between AIAL and the other businesses and subsidiaries where required.

The remuneration attributable to AIAL for its AIFMD identified staff for the financial year ended June 30, 2022 was as follows:

Fund	Number of Beneficiaries	Variable Remuneration	Fixed Remuneration	Total Remuneration
Ashmore Emerging Markets Total Return Fund	18	£140,197	£21,838	£162,035
Ashmore Emerging Markets Local Currency Bond Fund	16	911	171	1,082
Ashmore Emerging Markets Corporate Income Fund	17	32,421	5,127	37,548
Ashmore Emerging Markets Short Duration Fund	17	14,373	2,273	16,646
Ashmore Emerging Markets Active Equity Fund	18	42,703	7,730	50,433
Ashmore Emerging Markets Small-Cap Equity Fund	18	3,985	721	4,706
Ashmore Emerging Markets Frontier Equity Fund	18	37,120	6,719	43,839
Ashmore Emerging Markets Equity Fund	18	57,903	10,481	68,384
Ashmore Emerging Markets Equity ESG Fund	18	5,559	1,006	6,565
Ashmore Emerging Markets Short Duration Select Fund	17	2,140	338	2,478
Ashmore Emerging Markets Investment Grade Income Fund	17	3,947	624	4,571
Ashmore Emerging Markets Corporate Income ESG Fund	17	1,676	265	1,941
Total AIAL	20	£816,186	£138,033	£954,219

All of the remuneration above was attributable to senior management who have a material impact on the Funds’ risk profile. The Funds’ allocation of the AIAL remuneration has been made on the basis of NAV.

ASHMORE FUNDS

FOR MORE INFORMATION

As of October 31, 2022

PORTFOLIO HOLDINGS

The Ashmore Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s Web site at www.sec.gov within sixty days after the Funds’ first and third fiscal quarters. In addition, no later than thirty calendar days after the end of each calendar quarter, a list of all portfolio holdings in each Fund as of the end of such calendar quarter is made available at www.ashmoregroup.com.

PROXY VOTING

Ashmore Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 are available upon request and without charge by visiting the Ashmore Funds’ Web site at www.ashmoregroup.com or the SEC’s Web site at www.sec.gov or by calling 866-876-8294.

ASHMORE FUNDS

PRIVACY POLICY

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties We reserve the right to disclose or report personal information to non-affiliated third parties where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any investee entity in which a shareholder has chosen to invest. Of course, we may also share your information with your consent.

Sharing Information with Affiliates We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts, or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

ASHMORE FUNDS

OTHER INFORMATION

Administrator, Custodian and Transfer Agent

The Northern Trust Company

333 South Wabash Avenue

Chicago, Illinois 60604

312-630-6000

Investment Manager

Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

United Kingdom

44-20-3077-6000

Independent Registered Public Accounting Firm

KPMG LLP

Aon Center

Suite 5500

200 East Randolph Drive

Chicago, Illinois 60601-6436

Distributor

Ashmore Investment Management (US) Corporation

475 Fifth Avenue

15th Floor

New York, New York 10017

212-661-0061

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

617-951-7000

Independent Trustees’ Counsel

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, Massachusetts 02110

617-728-7100

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ASHMORE FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of the Ashmore Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of eleven portfolios in the Ashmore Funds. The Ashmore Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 866-876-8294.

INDEPENDENT TRUSTEES

Name, Address* and Age of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Yeelong Balladon (Age 64)	Trustee; Lead Independent Trustee	Indefinite term; Trustee since inception in 2010	Freshfields Bruckhaus Deringer (a law firm) from 1982 to 2009 (Partner from 1999).	12	Microvast Board of Directors (Class III Director) since July 2022
Michael Chamberlin (Age 73)	Trustee	Indefinite term; Trustee since 2012	Executive Director and CEO, Emerging Markets Traders Association(1).	12	None
Joseph Grainger (Age 68)	Trustee	Indefinite term; Trustee since 2014	Ernst & Young LLP from 1988 to December 2013 (Partner from October 1990).	12	None

* Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(1)

Mr. Chamberlin has served as the Executive Director of the Emerging Markets Traders Association (“EMTA”) since 1994. Mark Coombs is Co-Chair of EMTA’s Board of Directors, and the Investment Manager’s ultimate parent company, Ashmore Group plc, is a member of the EMTA. Mr. Coombs is the Investment Manager’s Chief Executive Officer.

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TRUSTEES AND OFFICERS (CONTINUED)

Name, Address* and Age of Interested Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
George Grunebaum(2) (Age 59)	Trustee; Chairman of the Trustees; President and Chief Executive Officer	Indefinite term; Trustee since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation.	12	BC Partners Lending Corp Portman Ridge Finance Corp Logan Ridge Finance Corp Alternative Credit Income Fund
Stephen Hicks(3) (Age 62)	Trustee	Indefinite term; Trustee since 2014	CCO of Trinity Street Asset Management LLP, a UK private asset manager, since 2014.	12	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

(2)

Mr. Grunebaum is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to, among other things, his positions with the Distributor and its affiliates. Mr. Grunebaum serves or has served as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group plc (“Ashmore Group”) and its affiliates, including Ashmore Global Emerging Markets Funds, LTD and Ashmore Global Opportunities Limited.

(3)

Mr. Hicks is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his former position with Ashmore Group, the parent company of Ashmore Investment Advisors Limited. Ashmore Group indirectly compensates Mr. Hicks, through a separate private company, for his service as a Trustee of the Trust and as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group and its affiliates.

ASHMORE FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

OFFICERS

Name, Address** and Age of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
George Grunebaum (Age 59)	Trustee, President and Chief Executive Officer	Indefinite term; since inception	Chief Executive Officer, Ashmore Investment Management (US) Corporation, from November 2008 – Present.
Alexandra Autrey (Age 46)	Chief Legal Officer	Indefinite term; since inception	Group General Counsel and Company Secretary, Ashmore Group plc, since May 2021; Group Head of Legal and Transaction Management, Ashmore Group plc, from January 2012 – April 2021.
Jonathan Kim (Age 36)	Treasurer and Principal Financial and Accounting Officer	Indefinite term; since 2018	Chief Financial Officer and FinOp, Ashmore Investment Management (US) Corporation, since September 2018; Institutional Account Services, Ashmore Investment Management (US) Corporation, from January 2016 - March 2021.
Matthew Butryman (Age 38)	Chief Compliance Officer and Secretary	Indefinite term; since November 2022	Senior Vice President and Senior Compliance Officer, Pacific Investment Management Company LLC (PIMCO), from January 2021 – October 2022; Vice President and Senior Compliance Officer, PIMCO, from January 2018 – December 2020; Vice President and Compliance Officer, PIMCO, from May 2015 – December 2018.
Paul Robinson (Age 49)	Assistant Chief Legal Officer	Indefinite term; since June 2011	Group Deputy Head of Legal and Transaction Management since August 2012, Ashmore Group plc.

**	Each Officer may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

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(b)        Not applicable.

Item 2. Code of Ethics.

(a)

As of October 31, 2022, the registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Joseph Grainger is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Item 4(a): Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant

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in connection with statutory and regulatory filings or engagements for those fiscal years are $343,760 in 2022 and $323,870 in 2021.

Item 4 (b): Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are NONE.

Item 4 (c): Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for RIC tax compliance and diversification review and tax return review are NONE in 2022 and NONE in 2021.

Item 4 (d): All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG and its affiliates, other than the services reported in paragraphs (a) through (c) of this Item, are GBP 100,000 in 2022 and GBP 97,750 in 2021 for reports on internal controls.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on November 17, 2010, as revised on December 9, 2022, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to a Fund and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser(s) (including any sub-advisers) and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee may implement policies and procedures by which such services are pre-approved other than by the full Committee (for example, by the Committee chair).

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by KPMG and its affiliates for services rendered to the registrant and service affiliates for the last two fiscal years are GBP 100,000 for 2022 and GBP 97,750 for 2021.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

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Item 4(i): Not applicable.

Item 4(j): Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

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(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ashmore Funds

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date:  March 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date:  March 1, 2023

By	/s/ Jonathan Kim
Jonathan Kim, Treasurer
(Principal Financial and Accounting Officer)

Date:  March 1, 2023

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